SUPPLEMENT DATED FEBRUARY 12, 2004 TO

PROSPECTUS DATED MAY 1, 2003 (AS AMENDED FEBRUARY 12, 2004) FOR

FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY CONTRACTS

ISSUED BY

GE LIFE AND ANNUITY ASSURANCE COMPANY

THROUGH ITS

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.

The first paragraph of the section entitled “Guaranteed Income Rider” is replaced with the following:

This rider provides a guaranteed income benefit. The benefit provides a series of payments determined on the earlier of the date you designate payments from the GIS Subaccount(s) to begin (the “Income Start Date”) or the date you annuitize the contract (the “Annuity Commencement Date”). You may not make payments directly to the GIS Subaccount(s). Payments to the GIS Subaccount(s) must be made through a series of monthly payments referred to as a segment. Each guaranteed income benefit is comprised of one or more segments.

GE Life & Annuity Separate Account 4

Prospectus For

Flexible Premium Variable Deferred Annuity Contracts

Form P1151 1/99

Issued by:

GE Life and Annuity Assurance Company

Home Office:

6610 West Broad Street

Richmond, Virginia 23230

Telephone: (800) 352-9910

This prospectus describes individual flexible premium variable deferred annuity contracts (the “contracts”) for individuals and qualified and non-qualified retirement plans. GE Life and Annuity Assurance Company (the “Company,” “we,” “us,” or “our”) issues the contract.

This prospectus gives details about the contract, the GE Life & Annuity Separate Account 4 (the “Separate Account”) and the Guarantee Account you should know before investing. (The Guarantee Account is not available for contracts issued on or after May 1, 2003.) Please read this prospectus carefully and keep it for future reference.

The contract offers you the accumulation of contract value and the payment of periodic annuity benefits. We may pay these benefits on a variable or fixed basis.

The minimum amount you need to purchase this contract is $25,000.

You may allocate your premium payments to the Separate Account. Each Subaccount of the Separate Account invests in shares of Portfolios of the Funds listed below. (If your contract was issued prior to May 1, 2003, you may allocate your premium payments to the Separate Account, the Guarantee Account or both.)

AIM Variable Insurance Funds:

AIM V.I. Basic Value Fund — Series II Shares

AIM V.I. Capital Appreciation Fund — Series I Shares

AIM V.I. Premier Equity Fund — Series I Shares

AllianceBernstein Variable Products Series Fund, Inc.:

Growth and Income Portfolio — Class B

Premier Growth Portfolio — Class B

Technology Portfolio — Class B

Eaton Vance Variable Trust

VT Floating-Rate Income Fund

VT Worldwide Health Sciences Fund

Federated Insurance Series:

Federated High Income Bond Fund II* — Service Shares

Federated Kaufmann Fund II — Service Shares

Fidelity Variable Insurance Products Fund (“VIP”):

VIP Equity Income Portfolio — Service Class 2

VIP Growth Portfolio — Service Class 2

Fidelity Variable Insurance Products Fund II (“VIP II”):

VIP II Contrafund® Portfolio — Service Class 2

Fidelity Variable Insurance Products Fund III (“VIP III”):

VIP III Dynamic Capital Appreciation Portfolio — Service Class 2

VIP III Growth & Income Portfolio — Service Class 2

VIP III Mid Cap Portfolio — Service Class 2

GE Investments Funds, Inc.:

Income Fund

Mid-Cap Value Equity Fund

Money Market Fund

Premier Growth Equity Fund

Real Estate Securities Fund

S&P 500® Index Fund

Small-Cap Value Equity Fund

Total Return Fund

U.S. Equity Fund

Value Equity Fund

Greenwich Street Series Fund:

Salomon Brothers Variable Emerging Growth Fund — Class II

Janus Aspen Series:

Balanced Portfolio — Service Shares

Capital Appreciation Portfolio — Service Shares

International Growth Portfolio — Service Shares

MFS® Variable Insurance Trust:

MFS® Investors Growth Stock Series — Service Class Shares

MFS® Investors Trust Series — Service Class Shares

MFS® New Discovery Series — Service Class Shares

MFS® Utilities Series — Service Class Shares

Nations Separate Account Trust:

Nations Marsico Growth Portfolio

Nations Marsico International Opportunities Portfolio

Oppenheimer Variable Account Funds:

Oppenheimer Aggressive Growth Fund/VA — Service Shares

Oppenheimer Capital Appreciation Fund/VA — Service Shares

Oppenheimer Global Securities Fund/VA — Service Shares

Oppenheimer Main Street Fund/VA — Service Shares

Oppenheimer Main Street Small Cap Fund/VA — Service Shares

PIMCO Variable Insurance Trust:

High Yield Portfolio — Administrative Class Shares

Long-Term U.S. Government Portfolio — Administrative Class Shares

Total Return Portfolio — Administrative Class Shares

The Prudential Series Fund, Inc.:

Jennison Portfolio — Class II

Jennison 20/20 Focus Portfolio — Class II

Rydex Variable Trust:

OTC Fund

Salomon Brothers Variable Series Fund Inc:

Salomon Brothers Variable All Cap Fund — Class II

Van Kampen Life Investment Trust:

Comstock Portfolio — Class II Shares

Emerging Growth Portfolio — Class II Shares

The following Portfolios of the Funds are not available to contracts issued on or after May 1, 2003:

AIM Variable Insurance Funds:

AIM V.I. Growth Fund — Series I Shares

AllianceBernstein Variable Products Series Fund, Inc.:

Quasar Portfolio — Class B

Dreyfus:

The Dreyfus Socially Responsible Growth Fund, Inc. — Initial Shares

Janus Aspen Series:

Global Life Sciences Portfolio — Service Shares

Global Technology Portfolio — Service Shares

Growth Portfolio — Service Shares

Mid Cap Growth Portfolio — Service Shares

Worldwide Growth Portfolio — Service Shares

PIMCO Variable Insurance Trust:

Foreign Bond Portfolio — Administrative Class Shares

* These Portfolios may invest in lower quality debt securities commonly referred to as junk bonds.

Not all of these Portfolios may be available in all states or in all markets.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Your contract:

•	Is NOT a bank deposit

•	Is NOT FDIC insured

•	Is NOT insured or endorsed by a bank or any federal government agency

•	Is NOT available in every state

•	MAY go down in value.

Except for amounts in the Guarantee Account, both the value of a contract before the Maturity Date and the amount of monthly income afterwards will depend upon the investment performance of the Portfolios(s) you select. You bear the investment risk of investing in the Portfolios.

This product has optional benefits, for an additional charge, available to contract owners. Not all benefits may be available in all states or in all markets. Should you not be able to obtain a certain feature explained in this prospectus through your current representative, please contact our Home Office at the telephone number or address listed below to inquire as to whether a particular optional benefit is available in your state and if so, for a list of firms that will permit such an optional benefit for sale. Please note that some optional benefits may have requirements that differ from or are in addition to the base contract.

These contracts are also offered to customers of various financial institutions and brokerage firms. No financial institution or brokerage firm is responsible for the guarantees under the contracts. Guarantees under the contracts are the sole responsibility of the Company.

In the future, additional portfolios managed by certain financial institutions or brokerage firms may be added to the Separate Account. These portfolios may be offered exclusively to purchasing customers of the financial institution or brokerage firm.

A Statement of Additional Information, dated May 1, 2003 (as amended February 12, 2004), which contains additional information about the contract has been filed with the SEC and is incorporated by reference into this prospectus. A table of contents for the Statement of Additional Information appears on the last page of this prospectus. If you would like a free copy of the Statement of Additional Information, call us at:

1-800-352-9910;

or write us at:

6610 West Broad Street

Richmond, VA 23230

The Statement of Additional Information and other material incorporated by reference can be found on the SEC’s website at:

www.sec.gov

This prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made.

The date of this prospectus is May 1, 2003 (as amended February 12, 2004).

Definitions

The following terms are used throughout the prospectus:

Accumulation Unit — An accounting unit of measure we use to calculate the value in the Separate Account before income payments commence.

Annuitant — The person named in the contract upon whose age and, where appropriate, gender, we use to determine monthly income benefits.

Annuity Unit — An accounting unit of measure we use to calculate the amount of the second and each subsequent variable income payment.

Code — The Internal Revenue Code of 1986, as amended.

Contract Date — The date we issue your contract and your contract becomes effective. Your Contract Date is shown in your contract. We use the Contract Date to determine contract years and anniversaries.

Contract Value — The total value of all your Accumulation Units in the Subaccounts and any amounts you hold in the Guarantee Account, if available.

Fund — Any open-end management investment company or any unit investment trust in which the Separate Account invests.

Funding Annuity — The variable deferred annuity issued by GE Life and Annuity Assurance Company; this contract becomes a Funding Annuity when it is purchased on the same date as a Scheduled Purchase Payment Variable Deferred Annuity Contract issued by GE Life and Annuity Assurance Company. The assets of the Funding Annuity are withdrawn and immediately allocated to the Scheduled Purchase Payment Variable Deferred Annuity Contract.

General Account — Assets of the Company other than those allocated to the Separate Account or any other segregated asset account of the Company.

GIS Subaccount — A division of the Separate Account which invests exclusively in shares of the GE Investments Funds, Inc. — Total Return Fund. This subaccount is only available when the Guaranteed Income Rider is elected at the time of application. Premium payments may not be made directly to the GIS Subaccount. Allocations must be made pursuant to monthly transfers from all other Subaccounts in which you have allocated assets.

Guarantee Account — Part of our General Account that provides a guaranteed interest rate for a specified interest rate guarantee period. The General Account is not part of and does not depend on the investment performance of the Separate Account. The Guarantee Account is not available for contracts issued on or after May 1, 2003.

Home Office — Our office located at 6610 West Broad Street, Richmond, Virginia 23230.

Income Start Date — The date income payments begin from one or more segments pursuant to the terms of the Guaranteed Income Rider Option.

Maturity Date — The date on which your income payments will commence, if any Annuitant is living on that date. The Maturity Date is stated in your contract, unless changed by you in writing in a form acceptable to us.

Portfolio — A division of a Fund, the assets of which are separate from other Portfolios that may be available in the Fund. Each Portfolio has its own investment objective. Not all Portfolios may be available in all states or markets.

Separate Account — GE Life & Annuity Separate Account 4, a separate account we established to receive Subaccount allocations. The Separate Account is divided into Subaccounts, each of which invests in shares of a separate Portfolio.

Subaccount — A division of the Separate Account which invests exclusively in shares of a designated Portfolio. Not all Subaccounts may be available in all states or markets. A Subaccount may be referred to as an Investment Subdivision in the contract and/or marketing materials.

Surrender Value — The value of the contract as of the date we receive your written request to surrender at our Home Office, less any applicable premium tax, contract maintenance charge, and any optional benefit charge if applicable.

Valuation Day — Each day on which the New York Stock Exchange is open for regular trading, except for days that the Subaccount’s corresponding Portfolio does not value its shares.

Valuation Period — The period that starts at the close of regular trading on the New York Stock Exchange on any Valuation Day and ends at the close of regular trading on the next succeeding Valuation Day.

Fee Tables

The following tables describe fees and expenses that you will pay when buying, owning or partially surrendering assets or fully surrendering the contract. The first table describes the fees and expenses that you will pay when you buy the contract, take a partial surrender, fully surrender your contract or transfer assets among the investment options. State premium taxes may also be deducted.

Contract Owner Transaction Expenses

Surrender Charge	None

Transfer Charge	$10.00[1]

[1]	We reserve the right to asses a transfer charge for each transfer among the Subaccounts.

The next table describes the fees and expenses that you will pay periodically during the time you own the contract, not including Portfolio fees and expenses.

The following charges apply to contracts issued on or after the later of May 1, 2003 or the date on which state insurance authorities approve applicable contract modifications.

Periodic Charges Other Than Portfolio Expenses

Annual Contract Charge	$25.00[1]

Separate Account Annual Expenses (as a percentage of your average daily net assets in the Separate Account)

Mortality and Expense Risk Charge	1.35%

Administrative Expense Charge	0.25%

Optional Benefit (as a percentage of your average daily net assets in the Separate Account)

Guaranteed Income Rider Option	0.40%

Optional Benefits (as a percentage of Contract Value at the time the charge is taken)[2]

Annual Step-Up Death Benefit Rider Option	0.20%

5% Rollup Death Benefit Rider Option[3]	0.30%

Earnings Protector Death Benefit Rider Option	0.30%

Earnings Protector and Greater of Annual Step-Up and 5% Rollup Death Benefit Rider Option[3]	0.70%

Maximum Total Separate Account Annual Expenses	2.70%[4]

[1]	This charge is taken on each contract anniversary and at the time the contract is surrendered. We will not assess this charge if your Contract Value is more than $25,000 at the time the charge is assessed.
[2]	All charges for the optional death benefit riders are taken in arrears on each contract anniversary and at the time the contract is surrendered.
[3]	The “5% Rollup Death Benefit Rider Option” and the “Earnings Protector and Greater of Annual Step-Up and 5% Rollup Death Benefit Rider Option” are not available for contracts issued on or after September 2, 2003 as a Funding Annuity under the Annuity Cross Funding Program.
[4]	The Maximum Total Separate Account Annual Expenses assume that the owner elected the Earnings Protector and Greater of Annual Step-Up and 5% Rollup Death Benefit Rider Option. If another optional death benefit rider was elected, or if no optional death benefit rider was elected, the total Separate Account annual expenses would be lower.

The following charges apply to contracts issued prior to May 1, 2003 or prior to the date on which state insurance authorities approve applicable contract modifications.

Periodic Charges Other Than Portfolio Expenses

Annual Contract Charge	$25.00[1]

Separate Account Annual Expenses (as a percentage of your average daily net assets in the Separate Account)

Mortality and Expense Risk Charge	1.35%

Administrative Expense Charge	0.25%

Optional Benefits (as a percentage of your prior contract year’s average Contract Value)[2]

Optional Enhanced Death Benefit Rider	0.35%

Maximum Total Separate Account Annual Expenses	1.95%[3]

[1]	This charge is taken on each contract anniversary and at the time the contract is surrendered. We will not assess this charge if your Contract Value is more than $25,000 at the time the charge is assessed.
[2]	This charge is taken in arrears on each contract anniversary and at the time the contract is surrendered.
[3]	The Maximum Total Separate Account Annual Expenses assume that the owner elected the Optional Enhanced Death Benefit Rider. If the Optional Enhanced Death Benefit Rider was not elected, the total Separate Account annual expenses would be lower.

The next item shows the minimum and maximum total annual operating expenses charged by the Portfolios that you may pay periodically during the time that you own the contract. These are expenses that are deducted from Portfolio assets, which may include management fees, distribution and/or service (12b-1) fees, and other expenses. More detail concerning each Portfolio’s fees and expenses appears in the prospectus for each Portfolio.

Annual Portfolio Expenses[1]	Minimum	Maximum

Total Annual Portfolio Operating Expenses (before fee waivers or reimbursements)	0.39%	11.52%

[1]	Expenses are shown as a percentage of Portfolio average daily net assets as of December 31, 2002. The range of expenses above does not show the effect of any fee waiver or expense reimbursement arrangements. The advisers and/or other service providers of certain Portfolios have agreed to waive their fees and/or reimburse the Portfolios’ expenses in order to keep the Portfolios’ expenses below specified limits. In some cases, these expense limitations are contractual. In other cases, these expense limitations are voluntary and may be terminated at any time. The minimum and maximum Total Annual Portfolio Operating Expenses for all the Portfolios after all fee waivers and expense reimbursements are 0.39% and 2.50%, respectively. Please see the prospectus for each Portfolio for information regarding the expenses for each Portfolio, including fee reduction and/or expense reimbursement arrangements, if applicable.

EXAMPLE	For contracts issued on or after the later of May 1, 2003 or the date on which state insurance authorities approve applicable contract modifications, the following Example applies:

This Example is intended to help you compare the costs of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract and optional rider charges, Separate Account annual expenses and Portfolio fees and expenses.

The Example shows the dollar amount of expenses you would bear directly or indirectly if you:

•	invested $10,000 in the contract for the time periods indicated;

•	earned a 5% annual return on your investment;

•	elected the Earnings Protector and the Greater of Annual Step-Up and 5% Rollup Death Benefit Rider Option;

•	elected the Guaranteed Income Rider Option; and

•	surrendered, annuitized, did not surrender or did not annuitize your contract at the end of the stated period.

Each Example assumes that the maximum fees and expenses of any of the Portfolios are charged. Your actual expenses may be higher or lower than those shown below. The Example does not include any taxes or tax penalties that may be assessed upon surrender of the Contract.

	1 Year	3 Years	5 Years	10 Years
Costs Based on Maximum Annual Portfolio Expenses	$1,372.96	$3,788.49	$5,821.64	$9,603.19

Please remember that you are looking at an Example and not a representation of past or future expenses. Your rate of return may be higher or lower than 5%, which is not guaranteed. The Example does not assume that any Portfolio expense waivers or fee reimbursement arrangements are in effect for the periods presented. The above Example assumes:

•	Separate Account charges of 1.60% (deducted daily at an effective annual rate of the assets in the Separate Account);

•	an annual contract maintenance charge of $25 (assumed to be equivalent to 0.1% of the Contract Value); and

•	a charge of 0.40% for the Guaranteed Income Rider Option (deducted daily at an effective annual rate of your assets in the Separate Account); and

•	a charge of 0.70% for the Earnings Protector and Greater of Annual Step-Up and 5% Rollup Death Benefit Rider Option (an annual rate as a percentage of Contract Value).

If the Guaranteed Income Rider Option, as well as the Earnings Protector and Greater of Annual Step-Up and 5% Rollup Death Benefit Rider are not elected, the expense figures shown above would be lower.

For contracts issued prior to May 1, 2003 or prior to the date state insurance authorities approve applicable contract modifications, the following Example applies:

This Example is intended to help you compare the costs of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract and optional rider charges, Separate Account annual expenses and Portfolio fees and expenses.

The Example shows the dollar amount of expenses you would bear directly or indirectly if you:

•	invested $10,000 in the contract for the time periods indicated;

•	earned a 5% annual return on your investment;

•	elected the Optional Enhanced Death Benefit Rider; and

•	surrendered, annuitized, did not surrender or did not annuitize your contract at the end of the stated period.

Each Example assumes that the maximum fees and expenses of any of the Portfolios are charged. Your actual expenses may be higher or lower than those shown below. The Example does not include any taxes or tax penalties that may be assessed upon surrender of the Contract.

	1 Year	3 Years	5 Years	10 Years
Costs Based on Maximum Annual Portfolio Expenses	$1,267.67	$3,555.46	$5,468.56	$8,990.26

Please remember that you are looking at an Example and not a representation of past or future expenses. Your rate of return may be higher or lower than 5%, which is not guaranteed. The Example does not assume that any Portfolio expense waivers or fee reimbursement arrangements are in effect for the periods presented. The above Example assumes:

•	total Separate Account charges of 1.60% (deducted daily at an annual effective rate of assets in the Separate Account);

•	an annual contract maintenance charge of $25 (assumed to be equivalent to 0.1% of the Contract Value); and

•	a charge of 0.35% for the Optional Enhancement Death Benefit Rider (an annual rate as a percentage of prior contract year’s average Contract Value).

If the Optional Enhancement Death Benefit Rider is not elected, the expense figures shown above would be lower.

Synopsis

What type of contract am I buying?    The contract is an individual flexible premium variable deferred annuity contract. We may issue it as a contract qualified (“Qualified Contract”) under the Code, or as a contract that is not qualified under the Code (“Non-Qualified Contract”). This prospectus only provides disclosure about the contract. Certain features described in this prospectus may vary from your contract. See “The Contract” provision of this prospectus.

How does the contract work?    Once we approve your application, we will issue a contract to you. During the accumulation period, you can use your premium payments to buy Accumulation Units under the Separate Account (or interests in the Guarantee Account if your contract was issued prior to May 1, 2003). Should you decide to receive income payments (annuitize the contract or a portion thereof) we will convert all or a portion of the contract being annuitized from Accumulation Units to Annuity Units. You can choose fixed or variable income payments; unless you are taking annuity payments from the GIS Subaccount(s) pursuant to the election of the Guaranteed Income Rider Option. All income payments made from the GIS Subaccount(s) will be made in accordance with the terms of the Guaranteed Income Rider. If you choose variable income payments, we will base each periodic income payment upon the number of Annuity Units to which you became entitled at the time you decided to annuitize and the value of each unit on that Valuation Day. See “The Contract” and the “Income Payments — Guaranteed Income Rider” provisions of this prospectus.

What is the Separate Account?    The Separate Account is a segregated asset account established under Virginia insurance law, and registered with the SEC as a unit investment trust. We allocate the assets of the Separate Account to one or more Subaccounts in accordance with your instructions. We do not charge the assets in the Separate Account with liabilities arising out of any other business we may conduct. Amounts you allocate to the Separate Account will reflect the investment performance of the Portfolios you select. You bear the risk of investment gain or loss with respect to amounts allocated to the Separate Account. See “The Separate Account” provision of this prospectus.

What are my variable investment choices?    Through its Subaccounts, the Separate Account uses your premium payments to purchase shares, at your direction, in one or more of the Portfolios. In turn, each Portfolio holds securities consistent with its own particular investment objective. See “The Separate Account” provision of this prospectus.

What is the Guarantee Account?    For contracts issued prior to May 1, 2003, we offer fixed investment choices through our Guarantee Account. The Guarantee Account is part of our General Account and pays interest at declared rates we guarantee for selected periods of time. We also guarantee the principal, after any deductions of applicable contract charges. Since the Guarantee Account is part of the General Account, we assume the risk of investment gain or loss on amounts allocated to it.

The Guarantee Account is not part of and does not depend on the investment performance of the Separate Account. If your contract was issued prior to May 1, 2003, you may transfer assets between the Guarantee Account and the Separate Account subject to certain restrictions. The Guarantee Account may not be available in all states or markets and is not available if your contract is issued on or after May 1, 2003. See “The Guarantee Account” and the “Transfers” provisions of this prospectus.

What charges are associated with this contract?    We assess annual charges in the aggregate at an effective annual rate of 1.60% against the daily net asset value of the Separate Account. These charges consist of an administrative expense charge of 0.25% and a mortality and expense risk charge of 1.35%. There is also a $25 annual contract maintenance charge which we will waive if the Contract Value is at least $25,000 at the time the charge is assessed. We also charge for the optional riders. For a complete discussion of the charges associated with the contract, see the “Charges and Other Deductions” provision of this prospectus.

If your state assesses a premium tax with respect to your contract, then at the time we incur the tax (or at such other time as we may choose), we will deduct those amounts from premium payments or the Contract Value, as applicable. See the “Charges and Other Deductions” and the “Deductions for Premium Taxes” provisions of this prospectus.

There are expenses associated with the Portfolios. These include management fees and other expenses associated with the daily operation of each Portfolio as well as 12b-1 fees or service share fees, if applicable. See the “Fee Tables” section in this prospectus. These Portfolio expenses are more fully described in the prospectus for each Portfolio.

We pay compensation to broker-dealers who sell the contracts. For a discussion of this compensation, see the “Distribution of the Contracts” provision in this prospectus.

We also offer other variable annuity contracts through the Separate Account which also invest in the same Portfolios (or many of the same) of the Funds offered under the contract. These contracts have different charges that could affect the value of the Subaccounts, and they may offer different benefits more suitable to your needs. To obtain more information about these contracts, including a prospectus, contact your registered representative, or call (800) 352-9910.

How much must I pay, and how often?    Subject to certain minimum and maximum payments, the amount and frequency of your premium payments are flexible. See “The Contract — Premium Payments” provision of this prospectus.

How will my income payments be calculated?    We will pay you a monthly income beginning on the Maturity Date (or the earlier of the Income Start Date and the Annuity Commencement Date if the Guaranteed Income Rider Option is elected at the time of application) provided any Annuitant is still living on that date. You may also decide to take income payments under one of the optional payment plans. We will base your initial payment on the Contract Value and other factors. See the “Income Payments” provision of this prospectus.

What happens if I die before the Maturity Date?    Before the Maturity Date, if an owner, joint owner, or Annuitant dies while the contract is in force, we will treat the designated beneficiary as the sole owner of the contract, subject to certain distribution rules. We may pay a death benefit to the designated beneficiary. See the “The Death of Owner and/or Annuitant” provision of this prospectus.

May I transfer assets among the investment options?    Yes, however, there are limitations imposed by your contract on both the number of transfers that may be made per calendar year, as well as limitations in allocations. Riders elected by the contract owner may impose additional limitations on transfer rights. The minimum transfer amount is currently $100 or the entire balance in the Subaccount if the transfer will leave a balance of less than $100. (If your contract was issued prior to May 1, 2003, you may make transfers from the Guarantee Account to the Subaccounts or to the Guarantee Account from the Subaccounts, subject to certain restrictions.) See the “Transfers,” the “Income Payments — Transfers After the Maturity Date”, “Income Payments — Guaranteed Income Rider” and “Appendix D — The Guarantee Account” provisions of this prospectus.

May I surrender the contract or take partial surrenders?    Yes, subject to contract requirements and to restrictions imposed under certain retirement plans.

When taking a full or partial surrender, you may be subject to income tax and, if you are younger than age 59 1/2 at the time of the surrender or partial surrender, a 10% penalty tax. A total surrender or a partial surrender may also be subject to tax withholding. See the “Federal Tax Matters” provision of this prospectus. A partial surrender may reduce the death benefit by the proportion that the partial surrender (including any premium tax assessed) reduces your Contract Value. See the “Death of Owner and/or Annuitant” provision of this prospectus for more information. In addition, if you elect the Guaranteed Income Rider and you take a withdrawal from the GIS Subaccount(s), you will lose your right to make any additional scheduled transfers to that segment and your guaranteed income floor will be adjusted to reflect the withdrawal made. See the “Income Payments — Guaranteed Income Rider” provision of this prospectus.

Do I get a free look at this contract?    Yes. You have the right to return the contract to us at our Home Office at the address listed on page 1 of this prospectus, and have us cancel the contract within a certain number of days (usually 10 days from the date you receive the contract, but some states require different periods).

If you exercise this right, we will cancel the contract as of the Valuation Day we receive it and send you a refund equal to your Contract Value plus any charges we have deducted from premium payments prior to their allocation to the Separate Account (excluding any charges the Portfolios may have deducted) on or before the Valuation Day we received the returned contract. Or, if required by the law of your state, we will refund your premium payments (less any partial surrenders previously taken). See the “Return Privilege” provision of this prospectus for more information.

When are my allocations effective when purchasing this contract?    Within two business days after we receive all the information necessary to process your purchase order, we will allocate your initial premium payment directly to the Subaccounts that correspond to the Portfolios you choose. For contract owners that have elected the Guaranteed Income Rider, premium payments may not be allocated directly to the GIS Subaccount(s), but must be made pursuant to monthly transfers from all other Subaccounts in which you have allocated assets. See the “Allocation of Premium Payments” and the “Income Payments — Guaranteed Income Rider” provisions of this prospectus.

Condensed Financial Information

The value of an Accumulation Unit is determined on the basis of changes in the per share value of the Portfolios and the assessment of Separate Account charges which may vary from contract to contract. Please refer to the Statement of Additional Information for more information on the calculation of Accumulation Unit values.

Please see Appendix C for this information.

Investment Results

At times, the Separate Account may compare its investment results to various unmanaged indices or other variable annuities in reports to beneficial shareholders, sales literature and advertisements. We will calculate the results on a total return basis for various periods, assuming annual contract charges.

Total returns assume an initial investment of $1,000 and include the reinvestment of dividends and capital gains of the Portfolios, the Portfolios’ charges and expenses (including any 12b-1 fees and/or service share fees), and the charges associated with the contract including the mortality and expense risk charge, the administrative expense charge, the annual contract maintenance charge, the Guaranteed Income Rider Option, and the maximum charge for the available death benefit rider options. Premium taxes are not reflected in any of the calculations, but may apply. See “Appendix B” and the Statement of Additional Information for more information.

Financial Statements

The consolidated financial statements of the Company and our subsidiary and the financial statements of the Separate Account are located in the Statement of Additional Information. If you would like a free copy of the Statement of Additional Information, call 1-800-352-9910 or write to our Home Office at the address listed on page 1 of this prospectus. In addition, the Statement of Additional Information is available on the SEC’s website at http://www.sec.gov.

The Company

We are a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871. We principally offer life insurance policies and annuity contacts. We do business in 49 states and the District of Columbia. Our principal offices are at 6610 West Broad Street, Richmond, Virginia 23230. We are obligated to pay all amounts promised under the contract.

Capital Brokerage Corporation serves as principal underwriter for the contracts and is a broker/dealer registered with the SEC. GNA Corporation directly owns the stock of Capital Brokerage Corporation. GNA Corporation, Capital Brokerage Corporation, GE Financial Assurance Holdings, Inc. and GE Investments Funds, Inc. are affiliates of the Company.

We are a charter member of the Insurance Marketplace Standards Association (“IMSA”). We may use the IMSA membership logo and language in our advertisements, as outlined in IMSA’s Marketing and Graphics Guidelines. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

The Separate Account

We established the Separate Account as a separate investment account on August 19, 1987. The Separate Account may invest in mutual funds, unit investment trusts, managed separate account, and other portfolios. We use the Separate Account to support the contract as well as for other purposes permitted by law.

Currently, there are multiple Subaccounts of the Separate Account available under the contract. Each Subaccount invests exclusively in shares representing an interest in a separate corresponding Portfolio of the Funds.

The assets of the Separate Account belong to us. Nonetheless, we do not charge the assets in the Separate Account attributable to the contracts with liabilities arising out of any other business which we may conduct. The assets of the Separate Account will, however, be available to cover the liabilities of our General Account to the extent that the assets of the Separate Account exceed its liabilities arising under the contracts supported by it. Income and both realized and unrealized gains or losses from the assets of the Separate Account are credited to or charged against the Separate Account without regard to the income, gains or losses arising out of any other business we may conduct.

We registered the Separate Account with the SEC as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). The Separate Account meets the definition of a separate account under the Federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account by the SEC. You assume the full investment risk for all amounts you allocate to the Separate Account.

THE PORTFOLIOS

There is a separate Subaccount which corresponds to each Portfolio of a Fund offered in this contract. You select the Subaccounts to which you allocate premium payments. You may change your allocation without penalty or charges.

Each Fund is registered with the SEC as an open-end management investment company under the 1940 Act. The assets of each Portfolio are separate from other portfolios of a Fund and each Portfolio has separate investment objectives and policies. As a result, each Portfolio operates as a separate Portfolio and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio.

Before choosing a Subaccount to allocate your premium payments and assets, carefully read the prospectus for each Portfolio, along with this prospectus. We summarize the investment objectives of each Portfolio below. There is no assurance that any Portfolio will meet its objective. We do not guarantee any minimum value for the amounts you allocate to the Separate Account. You bear the investment risk of investing in the Subaccounts.

The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Portfolios, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Portfolios will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager, or if the other portfolio has a similar name.

VOTING RIGHTS

As required by law, we will vote the shares of the Portfolios held in the Separate Account at special shareholder meetings based on instructions from you. However, if the law changes and we are permitted to vote in our own right, we may elect to do so.

Whenever a Fund calls a shareholder meeting, owners with voting interests in a Portfolio will be notified of issues requiring the shareholders’ vote as soon as possible before the shareholder meeting. Each person having a voting interest in the Portfolio will receive proxy voting materials, reports, other materials, and a form with which to give us voting instructions.

We will determine the number of votes which you have the right to cast by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, we will recognize fractional shares.

We will vote Portfolio shares for which no instructions are received (or instructions are not received timely) in the same proportion to those that are received. We will apply voting instructions to abstain on any item to be voted on a pro-rata basis to reduce the number of votes eligible to be cast.

SUBACCOUNTS

You may allocate premium payments in up to 10 Subaccounts of the Portfolios listed below in addition to the Guarantee Account (if available) at any one time. For contract owners that have elected the Guaranteed Income Rider, you may not allocate premium payments directly to the GIS Subaccount(s). Such allocations must be made pursuant to monthly transfers from all other Subaccounts in which you have allocated assets.

	Subaccount	Investment Objective	Adviser (and Sub-Adviser(s), as applicable)

AIM VARIABLE INSURANCE FUNDS	AIM V.I. Basic Value Fund — Series II Shares	Seeks long-term growth of capital.	A I M Advisors, Inc.

	AIM V.I. Capital Appreciation Fund — Series I Shares	Seeks growth of capital.	A I M Advisors, Inc.

	AIM V.I. Growth Fund — Series I Shares	Seeks growth of capital.	A I M Advisors, Inc.

	AIM V.I. Premier Equity Fund — Series I Shares	Seeks long-term growth of capital. Income is a secondary objective.	A I M Advisors, Inc.

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.	Growth and Income Portfolio — Class B	Seeks reasonable current income and reasonable opportunity for appreciation.	Alliance Capital Management, L.P.

	Premier Growth Portfolio — Class B	Seeks growth of capital.	Alliance Capital Management, L.P.

	Quasar Portfolio — Class B	Seeks growth of capital.	Alliance Capital Management, L.P.

	Technology Portfolio — Class B	Seeks growth of capital.	Alliance Capital Management, L.P.

DREYFUS	The Dreyfus Socially Responsible Growth Fund, Inc. — Initial Shares	Seeks capital growth. Current income is a secondary goal.	The Dreyfus Corporation

EATON VANCE VARIABLE TRUST	VT Floating-Rate Income Fund	Seeks high current income.	Eaton Vance Management

	VT Worldwide Health Sciences Fund	Seeks long-term capital growth.	Eaton Vance Management

FEDERATED INSURANCE SERIES	Federated High Income Bond Fund II	Seeks high current income by investing in lower-rated corporate debt obligations commonly referred to as “junk bonds.”	Federated Investment Management Company

	Federated Kaufmann Fund II — Service Shares	Seeks capital appreciation.	Federated Investment Management Company (subadvised by Federated Global Investment Management Corp.)

FIDELITY VARIABLE INSURANCE PRODUCTS FUND (“VIP”)	VIP Equity-Income Portfolio	Seeks reasonable income and will consider the potential for capital appreciation.	Fidelity Management & Research Company (subadvised by FMR Co., Inc. (“FMRC”))

	Subaccount	Investment Objective	Adviser (and Sub-Adviser(s), as applicable)

	VIP Growth Portfolio	Seeks capital appreciation.	Fidelity Management & Research Company (subadvised by FMR Co., Inc. (“FMRC”))

FIDELITY VARIABLE INSURANCE PRODUCTS FUND II (“VIP II”)	VIP II Contrafund® Portfolio	Seeks long-term capital appreciation.	Fidelity Management & Research Company (subadvised by Fidelity Management & Research (U.K.) Inc. (“FMR U.K”), Fidelity Management & Research (Far East) Inc. (“FMR Far East”) and Fidelity Investments Japan Limited (“FIJ”), FMR Co., Inc. (“FMRC”))

FIDELITY VARIABLE INSURANCE PRODUCTS FUND III (“VIP III”)	VIP III Dynamic Capital Appreciation Portfolio — Service Class 2	Seeks capital appreciation.	Fidelity Management & Research Company (subadvised by Fidelity Management & Research U.K. Inc. (“FMR U.K”); Fidelity Management & Research Far East Inc. (“FMR Far East”); Fidelity Investments Japan Limited (“FIJ”), FMR Co., Inc. (“FMRC”))

	VIP III Growth & Income Portfolio	Seeks high total return.	Fidelity Management & Research Company (subadvised by Fidelity Management & Research (U.K.) Inc. (“FMR U.K”), Fidelity Management & Research (Far East) Inc. (“FMR Far East”) and Fidelity Investments Japan Limited (“FIJ”), FMR Co., Inc. (“FMRC”))

	VIP III Mid Cap Portfolio — Service Class 2	Seeks long-term growth of capital.	Fidelity Management & Research Company (subadvised by Fidelity Management & Research (U.K.) Inc. (“FMR U.K”) and Fidelity Management & Research Far East Inc. (“FMR Far East”))

GE INVESTMENTS FUNDS, INC.	Income Fund	Seeks maximum income.	GE Asset Management Incorporated

	Mid-Cap Value Equity Fund	Seeks long-term growth of capital and future income.	GE Asset Management Incorporated

	Money Market Fund	Seeks a high level of current income.	GE Asset Management Incorporated

	Subaccount	Investment Objective	Adviser (and Sub-Adviser(s), as applicable)

	Premier Growth Equity Fund	Seeks long-term growth of capital and future income.	GE Asset Management Incorporated

	Real Estate Securities Fund	Seeks maximum total return.	GE Asset Management Incorporated (subadvised by Seneca Capital Management)

	S&P 500® Index Fund1	Seeks growth of capital and accumulation of income.	GE Asset Management Incorporated (subadvised by SSgA Funds Management, Inc.)

	Small-Cap Value Equity Fund	Seeks long-term growth of capital.	GE Asset Management Incorporated (Subadvised by Palisade Capital Management LLC)

	Total Return Fund	Seeks the highest total return.	GE Asset Management Incorporated

	U.S. Equity Fund	Seeks long-term growth of capital.	GE Asset Management Incorporated

	Value Equity Fund	Seeks long-term growth capital and future income.	GE Asset Management Incorporated

GREENWICH STREET SERIES FUND	Salomon Brothers Variable Emerging Growth Fund — Class II	Seeks capital appreciation.	Salomon Brothers Asset Management Inc.

JANUS ASPEN SERIES	Balanced Portfolio	Seeks long-term capital growth.	Janus Capital Management LLC

	Capital Appreciation Portfolio	A non-diversified[2] portfolio that seeks long-term growth of capital.	Janus Capital Management LLC

	Global Life Sciences Portfolio — Service Shares	Seeks long-term growth of capital.	Janus Capital Management LLC

	Global Technology Portfolio — Service Shares	A non-diversified[2] portfolio that seeks long-term growth of capital.	Janus Capital Management LLC

	Growth Portfolio	Seeks long-term growth of capital in a manner consistent with the preservation of capital.	Janus Capital Management LLC

	International Growth Portfolio	Seeks long-term growth of capital.	Janus Capital Management LLC

	Mid Cap Growth Portfolio	A non-diversified[2] portfolio that seeks long-term growth of capital.	Janus Capital Management LLC

[1]	“Standard & Poor’s,” “S&P,” and “S&P 500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by GE Asset Management Incorporated. The S&P 500® Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation or warranty, express or implied, regarding the advisability of investing in this portfolio or the contract.
[2]	A non-diversified portfolio is a portfolio that may hold a larger position in a smaller number of securities than a diversified portfolio. This means that a single security’s increase or decrease in value may have a greater impact on the return and net asset value of a non-diversified portfolio than a diversified portfolio.

	Subaccount	Investment Objective	Adviser (and Sub-Adviser(s), as applicable)

	Worldwide Growth Portfolio	Seeks long-term growth of capital.	Janus Capital Management LLC

MFS® VARIABLE INSURANCE TRUST	MFS® Investors Growth Stock Series — Service Class Shares	Seeks long-term growth of capital and future income rather than current income.	Massachusetts Financial Services Company (“MFS®”)

	MFS® Investors Trust Series — Service Class Shares	Seeks long-term growth of capital and secondarily to provide reasonable current income.	Massachusetts Financial Services Company (“MFS®”)

	MFS® New Discovery Series — Service Class Shares	Seeks capital appreciation.	Massachusetts Financial Services Company (“MFS®”)

	MFS® Utilities Series — Service Class Shares	Seeks capital growth and current income.	Massachusetts Financial Services Company (“MFS®”)

NATIONS SEPARATE ACCOUNT TRUST	Nations Marsico Growth Portfolio	Seeks long-term growth of capital.	Banc of America Advisors, LLC (subadvised by Marsico Capital)

	Nations Marsico International Opportunities Portfolio	Seeks long-term growth of capital.	Banc of America Advisors, LLC (subadvised by Marsico Capital)

OPPENHEIMER VARIABLE ACCOUNT FUNDS	Oppenheimer Aggressive Growth Fund/VA	Seeks capital appreciation.	OppenheimerFunds, Inc.

	Oppenheimer Capital Appreciation Fund/VA	Seeks capital appreciation.	OppenheimerFunds, Inc.

	Oppenheimer Global Securities Fund/VA —Service Shares	Seeks long-term capital appreciation.	OppenheimerFunds, Inc.

	Oppenheimer Main Street Fund/VA — Service Shares	Seeks total return.	OppenheimerFunds, Inc.

	Oppenheimer Main Street Small Cap Fund/VA — Service Shares	Seeks capital appreciation.	OppenheimerFunds, Inc.

PIMCO VARIABLE INSURANCE TRUST	Foreign Bond Portfolio —Administrative Class Shares	A non-diversified[1] portfolio that seeks to maximize total return.	Pacific Investment Management Company LLC

	High Yield Portfolio —Administrative Class Shares	Seeks to maximize total return by primarily investing in “junk bonds.”	Pacific Investment Management Company LLC

	Long-Term U.S. Government Portfolio —Administrative Class Shares	Seeks to maximize total return.	Pacific Investment Management Company LLC

[1]	A non-diversified portfolio is a portfolio that may hold a larger position in a smaller number of securities than a diversified portfolio. This means that a single security’s increase or decrease in value may have a greater impact on the return and net asset value of a non-diversified portfolio than a diversified portfolio.

	Subaccount	Investment Objective	Adviser (and Sub-Adviser(s), as applicable)

	Total Return Portfolio — Administrative Class Shares	Seeks to maximize total return.	Pacific Investment Management Company LLC

THE PRUDENTIAL SERIES FUND, INC.	Jennison Portfolio —Class II	Seeks long-term growth of capital.	Prudential Investments LLC (subadvised by Jennison Associate LLC)

	Jennison 20/20 Focus Portfolio — Class II	Seeks long-term growth of capital.	Prudential Investments LLC (subadvised by Jennison Associates LLC)

RYDEX VARIABLE TRUST	OTC Fund[1]	A non-diversified[2] portfolio that seeks to provide investment results that correspond to a benchmark for over-the-counter securities by investing primarily in securities of companies included in NASDAQ 100 Index™.	Rydex Global Advisors

SALOMON BROTHERS VARIABLE SERIES FUND INC	Salomon Brothers Variable All Cap Fund — Class II	Seeks long-term growth of capital.	Salomon Brothers Asset Management Inc

VAN KAMPEN LIFE INVESTMENT TRUST	Comstock Portfolio — Class II Shares	Seeks capital growth and income.	Van Kampen Asset Management Inc.

	Emerging Growth Portfolio — Class II Shares	Seeks capital appreciation.	Van Kampen Asset Management Inc.

[1]	The NASDAQ 100 Index™ is an unmanaged index that is a widely recognized indicator of OTC Market performance.
[2]	A non-diversified portfolio is a portfolio that may hold a larger position in a smaller number of securities than a diversified portfolio. This means that a single security’s increase or decrease in value may have a greater impact on the return and net asset value of a non-diversified portfolio than a diversified portfolio.

Not all of these Portfolios may be available in all states or in all markets.

We will purchase shares of the Portfolios at net asset value and direct them to the appropriate Subaccounts. We will redeem sufficient shares of the appropriate Portfolios at net asset value to pay death benefits and surrender or partial surrender proceeds, to make income payments, or for other purposes described in the contract. We automatically reinvest all dividend and capital gain distributions of the Portfolios in shares of the distributing Portfolios at their net asset value on the date of distribution. In other words, we do not pay Portfolio dividends or Portfolio distributions out to owners as additional units, but instead reflect them in unit values.

Shares of the Portfolios are not sold directly to the general public. They are sold to us, and they may also be sold to other insurance companies that issue variable annuity contracts and variable life insurance policies. In addition, they may be sold to retirement plans.

When a Fund sells shares in any of its Portfolios both to variable annuity and to variable life insurance separate accounts, it engages in mixed funding. When a Fund sells shares in any of its Portfolios to separate accounts of unaffiliated life insurance companies, it engages in shared funding.

Each Fund may engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interests of various shareholders participating in a Fund could conflict. A Fund’s Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. See the prospectuses for the Portfolios for additional information.

We have entered into agreements with either the investment adviser or distributor of each of the Funds under which the adviser or distributor may pay us a fee ordinarily based upon a percentage of the average aggregate amount we have invested on behalf of the Separate Account and other separate accounts. These percentages differ, and some investment advisers or distributors pay us a greater percentage than other advisers or distributors. These agreements reflect administrative services we provide. The amounts we receive under these agreements may be significant.

We may also receive service share fees from certain of the Portfolios. These fees are deducted from Portfolio assets attributable to the contracts, and are for the administrative services we provide to those Portfolios. In addition, our affiliate, Capital Brokerage Corporation, the principal underwriter for the contracts, may receive 12b-1 fees deducted from certain Portfolio assets attributable to the contracts for providing distribution and shareholder support services to some of the Portfolios. Because service share fees and 12b-1 fees are paid out of Portfolio assets on an ongoing basis, over time they will increase the cost of an investment in Portfolio shares.

CHANGES TO THE SEPARATE ACCOUNT AND THE SUBACCOUNTS

We reserve the right, within the law, to make additions, deletions and substitutions for the Portfolios. We may substitute shares of other portfolios for shares already purchased, or to be purchased in the future, under the contract. This substitution might occur if shares of a Portfolio should no longer be available, or if investment in any Portfolio’s shares should become inappropriate for the purposes of the contract, in the judgment of our management. The new Portfolios may have higher fees and charges than the ones they replaced. No substitution or deletion will be made without prior notice to you and before approval of the SEC, in accordance with the 1940 Act.

We also reserve the right to establish additional Subaccounts, each of which would invest in a separate Portfolio, or in shares of another investment company, with a specified investment objective. We may also eliminate one or more Subaccounts if, in our sole discretion, marketing, tax, or investment conditions warrant. We will not eliminate a Subaccount without prior notice to you and before approval of the SEC. Not all Subaccounts may be available to all classes of contracts.

If permitted by law, we may deregister the Separate Account under the 1940 Act in the event registration is no longer required, manage the Separate Account under the direction of a committee, or combine the Separate Account with one of our other separate accounts. Further, to the extent permitted by applicable law, we may transfer the assets of the Separate Account to another separate account.

Charges and Other Deductions

We sell the contracts through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of the Company. We pay commissions to the broker-dealers for selling the contracts. We intend to recover commissions, marketing, administrative and costs of contract benefits through fees and charges imposed under the contracts. See the “Distribution of the Contracts” provision of this prospectus.

All of the charges described in this section apply to assets allocated to the Separate Account. If the Guarantee Account is available, all assets in the Guarantee Account are subject to all of the charges described in this section except for the mortality and expense risk charge and the administrative expense charge.

We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder. Our administrative services include:

•	processing applications for and issuing the contracts;

•	maintaining records;

•	administering annuity payments;

•	furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);

•	reconciling and depositing cash receipts;

•	providing contract confirmations and periodic statements;

•	providing toll-free inquiry services; and

•	furnishing telephone and internet transaction services.

The risks we assume include:

•	the risk that the death benefit will be greater than the Surrender Value;

•	the risk that the actual life-span of persons receiving income payments under contract will exceed the assumptions reflected in our guaranteed rates (these rates are incorporated in the contract and cannot be changed); and

•	the risk that our costs in providing the services will exceed our revenues from contract charges (which cannot be changed by us).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge. We may also realize a profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

DEDUCTIONS FROM THE SEPARATE ACCOUNT

We deduct from the Separate Account an amount, computed daily, equal to an annual rate of 1.60% of the daily net assets of the Separate Account. The charge consists of an administrative expense charge at an effective annual rate of 0.25% and a mortality and expense risk charge at an effective annual rate of 1.35%. These deductions from the Separate Account are reflected in your Contract Value.

GUARANTEED INCOME RIDER OPTION CHARGE

We charge you for expenses related to the Guaranteed Income Rider Option, if you elect this option at the time of application. This charge is deducted from the Separate Account, computed daily, equal to an annual rate of 0.40% of the daily net assets of the Separate Account. This deduction from the Separate Account is reflected in your Contract Value.

OTHER CHARGES

ANNUAL CONTRACT MAINTENANCE CHARGE

We will deduct an annual charge of $25 from your Contract Value to compensate us for certain administrative expenses incurred in connection with the contract. We will deduct the charge at each contract anniversary and at full surrender. We will waive this charge if your Contract Value at the time of deduction is at least $25,000.

We will allocate the annual contract maintenance charge among the Subaccounts in the same proportion that your assets in each Subaccount bear to your total assets in the Separate Account at the time the charge is taken. If the Guarantee Account is available, and there are insufficient assets allocated to the Separate Account, we will deduct any remaining portion of the charge from the Guarantee Account proportionally from all assets in the Guarantee Account.

For contracts issued on or after the later of May 1, 2003 or the date on which state insurance authorities approve the applicable contract modifications, the following provisions apply:

CHARGE FOR THE ANNUAL STEP-UP DEATH BENEFIT RIDER OPTION

We charge you for expenses related to the Annual Step-Up Death Benefit Rider Option if you elect this option at the time of application. We deduct this charge against your assets in the Separate Account at each contract anniversary and at surrender to compensate us for the increased risks and expenses associated with providing this death benefit rider. We will allocate the charge for the Annual Step-Up Death Benefit Rider Option among the Subaccounts in the same proportion that your assets in each Subaccount bear to your total assets in the Separate Account at the time we take the charge. At surrender, we will charge you a pro-rata portion of the annual charge. The charge for the Annual Step-Up Death Benefit Rider Option is an annual rate of 0.20% of your Contract Value at the time of the deduction.

CHARGE FOR THE 5% ROLLUP DEATH BENEFIT RIDER OPTION

We charge you for expenses related to the 5% Rollup Death Benefit Rider Option if you elect this option at the time of application. We deduct this charge against your assets in the Separate Account at each contract anniversary and at surrender to compensate us for the increased risks and expenses associated with providing this death benefit rider. We will allocate the charge for the 5% Rollup Death Benefit Rider Option among the Subaccounts in the same proportion that your assets in each Subaccount bear to your total assets in the Separate Account at the time we take the charge. At surrender, we will charge you a pro-rata portion of the annual charge. The charge for the 5% Rollup Death Benefit Rider Option is an annual rate of 0.30% of your Contract Value at the time of the deduction. The 5% Rollup Death Benefit Option is not available for contracts issued on or after September 2, 2003 as a Funding Annuity under the Annuity Cross Funding Program.

CHARGE FOR THE EARNINGS PROTECTOR DEATH BENEFIT RIDER OPTION

We charge you for expenses related to the Earnings Protector Death Benefit Rider Option if you elect this rider at the time of application. We deduct this charge against your assets in the Separate Account on each contract anniversary and at surrender to compensate us for the increased risks and expenses associated with providing this death benefit rider. We will allocate the charge for the Earnings Protector Death Benefit Rider Option among the Subaccounts in the same proportion that your assets in each Subaccount bear to your total assets in the Separate Account at the time we take the charge. At surrender we will charge you a pro-rata portion of the annual charge. The charge for the Earnings Protector Death Benefit Rider Option is 0.30% of your Contract Value at the time of the deduction.

CHARGE FOR THE EARNINGS PROTECTOR AND GREATER OF ANNUAL STEP-UP AND 5% ROLLUP DEATH BENEFIT RIDER OPTION

We charge you for expenses related to the Earnings Protector and Greater of Annual Step-Up and 5% Rollup Death Benefit Rider Option if you elect this rider at the time of application. We deduct this charge against your assets in the Separate Account at each contract anniversary and at surrender to compensate us for the increased risks and expenses associated with providing this death benefit rider. We will allocate the charge for the Earnings Protector and Greater of Annual Step-Up and 5% Rollup Death Benefit Rider option among the Subaccounts in the same proportion that your assets in each Subaccount bear to your total assets in the Separate Account at the time we take the charge. At surrender, we will charge you a pro-rata portion of the annual charge. The charge for the Earnings Protector and Greater of Annual Step-Up and 5% Rollup Death Benefit Rider Option is an annual rate of 0.70% of your Contract Value at the time of the deduction. The Earnings Protector and Greater of Annual Step-Up and 5% Rollup Death Benefit Rider Option is not available for contracts issued on or after September 2, 2003 as a Funding Annuity under the Annuity Cross Funding Program.

For contracts issued prior to May 1, 2003 or prior to the date on which state insurance authorities approve applicable contract modifications, the following provision applies:

CHARGE FOR OPTIONAL ENHANCED DEATH BENEFIT

We charge you for expenses related to the Optional Enhanced Death Benefit. At the beginning of each contract year after the first Contract Year, we deduct a charge against the average of:

(1)    your Contract Value at the beginning of the previous contract year; and

(2)    your Contract Value at the end of the previous contract year.

At surrender, a charge is made against the average of:

(1)    your Contract Value at the beginning of the current contract year; and

(2)    your Contract Value at surrender.

The charge at surrender will be a pro rata portion of the annual charge.

We currently charge an annual rate of 0.20% of your average Contract Value as described above. However, we guarantee that this charge will never exceed an annual rate of 0.35% of your average prior contract year’s Contract Value, as described above. (The rate that applies to your contract will be fixed at issue.) We will allocate the annual charge among the Subaccounts in the same proportion that your assets in each Subaccount bear to your total value in all Subaccounts at the time we take the charge. If there are insufficient assets in the Subaccounts to cover the charge, we will deduct the charge first from your assets in the Subaccounts, if any, and then from the Guarantee Account (if available). Deductions from the Guarantee Account will be taken first from the amounts (including any interest earned) that have been in the Guarantee Account for the longest period of time.

DEDUCTIONS FOR PREMIUM TAXES

We will deduct charges for any premium tax or other tax levied by any governmental entity from premium payments or Contract Value when the premium tax is incurred or when we pay proceeds under the contract (proceeds include surrenders, partial surrenders, income payments and death benefit payments).

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes generally depend upon the law of your state of residence. The tax generally ranges from 0.0% to 3.5%.

OTHER CHARGES AND DEDUCTIONS	Each Portfolio incurs certain fees and expenses. To pay for these expenses, the Portfolio makes deductions from its assets. The deductions are described more fully in each Portfolio’s prospectus.

In addition, we reserve the right to impose a charge of up to $10 per transfer. This charge is at our cost with no profit to us.

The Contract

The contract is an individual flexible premium variable deferred annuity contract. We describe your rights and benefits below and in the contract. There may be differences in your contract (such as differences in fees, charges and benefits) because of requirements of the state where we issued your contract. We will include any such differences in your contract.

PURCHASE OF THE CONTRACT

If you wish to purchase a contract, you must apply for it through an authorized sales representative. The sales representative will send your completed application to us, and we will decide whether to accept or reject it. If we accept your application, our legally authorized officers prepare and execute a contract. We then send the contract to you through your sales representative. See the “Distribution of the Contracts” provision of this prospectus.

If we receive a completed application and all other information necessary for processing a purchase order, we will apply your initial premium payment no later than two Valuation Days after we receive the order. While attempting to finish an incomplete application, we may hold the initial premium payment for no more than five Valuation Days. If the incomplete application cannot be completed within five days, we will inform you of the reasons, and will return your premium payment immediately, unless you specifically authorize us to keep it until the application is complete. Once you complete your application, we must apply the initial premium payment within two Valuation Days. We apply any additional premium payments you make on the Valuation Day we receive them.

To apply for a contract, you must be of legal age in a state where we may lawfully sell the contracts and also be eligible to participate in any of the qualified or non-qualified retirement plans for which we designed the contracts. The Annuitant(s) cannot be older than age 85 at the time of application, unless we approve a different age.

This contract may be used with certain tax qualified retirement plans. The contract includes attributes such as tax deferral on accumulated earnings. Qualified retirement plans provide their own tax deferral benefit; the purchase of this contract does not provide additional tax deferral benefits beyond those provided in the qualified retirement plan. Accordingly, if you are purchasing this contract as a Qualified Contract, you should consider purchasing this contract for its death benefit, income benefits, and other non-tax-related benefits. Please consult a tax adviser for information specific to your circumstances in order to determine whether this contract is an appropriate investment for you.

Purchasing the contract through a tax-free “Section 1035” exchange.    Section 1035 of the Code generally permits you to exchange one annuity contract for another in a “tax-free exchange.” Therefore, you can use the proceeds from another annuity contract to make premium payments for this contract. Before making an exchange to acquire this contract, you should carefully compare this contract to your current contract. You may have to pay a surrender charge under your current contract to exchange it for this contract. The fees and charges under this contract may be higher (or lower), and the benefits may be different, than those of your current contract. In addition, you may have to pay Federal income and penalty taxes on the exchange if it does not qualify for Section 1035 treatment. You should not exchange another contract for this contract unless you determine, after evaluating all of the facts, that the exchange is in your best interest. Please note that the person who sells you this contract generally will earn a commission.

OWNERSHIP

As owner, you have all rights under the contract, subject to the rights of any irrevocable beneficiary. Two persons may apply for a contract as joint owners. Joint owners have equal undivided interests in their contract. That means that each may exercise any ownership rights on behalf of the other except ownership changes. Joint owners also have the right of survivorship. This means if a joint owner dies, his or her interest in the contract passes to the surviving owner. You must have our approval to add a joint owner after we issue the contract. We may require additional information, if joint ownership is requested after the contract is issued.

During the Annuitant’s life, you can change any non-natural owner to another non-natural owner.

Subject to certain restrictions imposed by electable rider options and as otherwise stated below, before the Maturity Date, you may change:

•	your Maturity Date;

•	your optional payment plan;

•	the allocation of your investments among the Subaccounts and/or the Guarantee Account (if available); and

•	the owner, joint owner, primary beneficiary, contingent beneficiary, and contingent Annuitant upon written notice to our Home Office, provided the Annuitant is living at the time of the request. If you change a beneficiary, your plan selection will no longer be in effect unless you request that it continue. Changing the owner or joint owner may have tax consequences and you should consult a tax adviser before doing so.

We must receive your request for a change in a form satisfactory to us. The change will take effect as of the date you sign the request. The change will be subject to any payment made before we recorded the change. Please note that if you elect the Guaranteed Income Rider Option at the time of application, you may not change your scheduled income start date or your optional payment plan. In addition, withdrawals and/or transfers from the GIS Subaccount(s) will lower your guaranteed income floor and cause you to lose your right to continue to make scheduled transfers into the segment from which the withdrawal and/or transfer was made.

ASSIGNMENT

An owner of a Non-Qualified Contract may assign some or all of his or her rights under the contract. However, an assignment may terminate certain death benefits provided by rider option. An assignment must occur before the Maturity Date and while the Annuitant is still living. Once proper notice of the assignment is recorded by our Home Office, the assignment will become effective as of the date the written request was signed.

Qualified Contracts, IRAs and Tax Sheltered Annuity Contracts may not be assigned, pledged or otherwise transferred except where allowed by law.

The Guaranteed Income Rider Option will terminate upon assignment of the contract unless such assignment is a result of legal process. Upon termination of the Guaranteed Income Rider Option, all assets in the GIS Subaccount(s) will be transferred to the GE Investments Funds, Inc. — Money Market Fund as of the Valuation Day the assignment is received. (If the assignment is received on a non-Valuation Day, the assets will be transferred on the next Valuation Day.)

We are not responsible for the validity or tax consequences of any assignment. We are not liable for any payment or settlement made before the assignment is recorded. Assignments will not be recorded until our Home Office receives sufficient direction from the owner and the assignee regarding the proper allocation of contract rights.

Amounts pledged or assigned will be treated as distributions and will be included in gross income to the extent that the cash value exceeds the investment in the contract for the taxable year in which it was pledged or assigned. Amounts assigned may be subject to a tax penalty equal to 10% of the amount included in gross income.

Assignment of the entire Contract Value may cause the portion of the contract exceeding the total investment in the contract and previously taxed amounts to be included in gross income for federal income tax purposes each year that the assignment is in effect.

PREMIUM PAYMENTS

You may make premium payments to us at any frequency and in the amount you select, subject to certain restrictions. You must obtain our prior approval before you make total premium payments for an Annuitant age 79 or younger that exceed $2,000,000. If any Annuitant is age 80 or older at the time of payment, the total amount not subject to prior approval is $1,000,000. Payments may be made at any time prior the Maturity Date, the surrender of the contract, or the death of the owner (or joint owner, if applicable), whichever comes first. We reserve the right to refuse to accept a premium payment for any lawful reason and in a manner that does not unfairly discriminate against similarly situated purchasers.

The minimum initial premium payment is $25,000. We may accept a lower initial premium payment in the case of certain group sales. Each additional premium payment must be at least $1,000 for Non-Qualified Contracts ($200 if paid by electronic fund transfers), $50 for IRA Contracts, and $100 for other Qualified Contracts. If a Non-Qualified Contract is being used to fund another deferred annuity as a Funding Annuity pursuant to an approved Annuity Cross Funding Program, the minimum additional premium payment is $100. See the ‘‘Annuity Cross Funding Program’’ provision of this prospectus.

VALUATION DAY AND VALUATION PERIOD

We will value Accumulation and Annuity Units once daily at the close of regular trading (currently 4:00 p.m., Eastern Time) on each day the New York Stock Exchange is open except for days on which a Portfolio does not value its shares. If a Valuation Period contains more than one day, the unit values will be the same for each day in the Valuation Period.

ALLOCATION OF PREMIUM PAYMENTS

We place premium payments into the Subaccounts, each of which invests in shares of a corresponding Portfolio and/or the Guarantee Account (if available), according to your instructions. You may allocate premium payments to up to 10 Subaccounts plus the Guarantee Account (if available) at any one time. (If you have elected the Guaranteed Income Rider Option, you may not allocate premium payments directly to the GIS Subaccounts); such allocations to the GIS Subaccount(s) must be made by monthly transfers pursuant to pro rata scheduled transfers from all other Subaccounts is when you have assets.) The percentage of any premium payment which you can put into any one Subaccount or guarantee period must equal a whole percentage and cannot be less than $100.

Upon allocation to the appropriate Subaccounts, we convert premium payments into Accumulation Units. We determine the number of Accumulation Units credited by dividing the amount allocated to each Subaccount by the value of an Accumulation Unit for that Subaccount on the Valuation Day on which we receive any additional premium payment at our Home Office. The number of Accumulation Units determined in this way is not changed by any subsequent change in the value of an Accumulation Unit. However, the dollar value of an Accumulation Unit will vary depending not only upon how well the Portfolio’s investments perform, but also upon the expenses of the Separate Account and the Portfolios.

You may change the allocation of subsequent premium payments at any time, without charge, by sending us acceptable notice in writing or over the phone. The new allocation will apply to any premium payments made after we receive notice of the change.

VALUATION OF ACCUMULATION UNITS

Partial surrenders, surrenders and/or payment of a death benefit all result in the cancellation of an appropriate number of Accumulation Units. We cancel Accumulation Units as of the end of the Valuation Period in which we receive notice or instructions with regard to the partial surrender, surrender or payment of a death benefit. The Accumulation Unit value at the end of every Valuation Day equals the Accumulation Unit value at the end of the preceding Valuation Day multiplied by the net investment factor (described below). We arbitrarily set the Accumulation Unit value at the inception of the Subaccount at $10.00. On any Valuation Day, we determine your Subaccount value by multiplying the number of Accumulation Units attributable to your contract by the Accumulation Unit value for that day.

The net investment factor is an index used to measure the investment performance of a Subaccount from one Valuation Period to the next. The net investment factor for any

Subaccount for any Valuation Period reflects the change in the net asset value per share of the Portfolio held in the Subaccount from one Valuation Period to the next, adjusted for the daily deduction of the administrative expense and mortality and expense risk charges from assets in the Subaccount. If any “ex-dividend” date occurs during the Valuation Period, we take into account the per share amount of any dividend or capital gain distribution so that the unit value is not impacted. Also, if we need to reserve money for taxes, we take into account a per share charge or credit for any taxes reserved for which we determine to have resulted from the operations of the Subaccount.

The value of an Accumulation Unit may increase or decrease based on the net investment factor. Changes in the net investment factor may not be directly proportional to changes in the net asset value of the Portfolio because of the deduction of Separate Account charges. Though the number of Accumulation Units will not change as a result of investment experience, the value of an Accumulation Unit may increase or decrease from Valuation Period to Valuation Period.

Transfers

TRANSFERS BEFORE THE MATURITY DATE

All contract owners may transfer all or a portion of their assets between and among the Subaccounts of the Separate Account and if your contract was issued prior to May 1, 2003, the Guarantee Account, on any Valuation Day prior to the Maturity Date, subject to certain conditions imposed by the contract. In addition, if you purchase the Guaranteed Income Rider Option, once you make a transfer from a segment that corresponds to a GIS Subaccount, you may not make subsequent premium payments or transfers to that segment corresponding to that GIS Subaccount. If the Guarantee Account is available, owners may not transfer assets in the Guarantee Account from one interest rate guarantee period to another interest rate guarantee period. We process transfers among the Subaccounts and between the Subaccounts and the Guarantee Account as of the end of the Valuation Period that we receive the transfer request in good order at our Home Office. There may be limitations placed on multiple transfer requests made at different times during the same Valuation Period involving the same Subaccounts or the Guarantee Account. We may postpone transfers to, from or among the Subaccounts and/or the Guarantee Account under certain circumstances. See the “Requesting Payments” provision of this prospectus.

TRANSFERS FROM THE GUARANTEE ACCOUNT TO THE SUBACCOUNTS

Please remember that the Guarantee Account is only available to contracts issued prior to May 1, 2003. Where the Guarantee Account is available, we may limit and/or restrict transfers from the Guarantee Account to the Subaccounts. For any allocation from the Guarantee Account to the Subaccounts, the limited amount will not be less than any accrued interest on that allocation plus 25% of the original amount of that allocation. Unless you are participating in a Dollar Cost Averaging program (see the “Dollar Cost Averaging” provision) you may make such transfers only during the 30-day period beginning with the end of the preceding interest rate guarantee period applicable to that particular allocation. We also may limit the amount that you may transfer to the Subaccounts. We may also restrict certain transfers from the Subaccounts to the Guarantee Account. We reserve the right to prohibit or limit transfers from a Subaccount to the Guarantee Account during the six-month period following the transfer of any amount from the Guarantee Account to any Subaccount.

TRANSFERS AMONG THE SUBACCOUNTS

All contract owners may submit 12 Subaccount transfers each calendar year by U.S. Mail, voice response, internet, telephone or facsimile. Once such 12 Subaccount transfers have been executed, a letter will be sent notifying owners that they may submit additional transfers only in writing by U.S. Mail or by overnight delivery service. Transfer requests sent by same day mail, courier service, internet, telephone or facsimile will not be accepted under any circumstances. In addition, owners wishing to cancel a written Subaccount transfer must also cancel it in writing by U.S. Mail or by overnight delivery service. We will process the cancellation request as of the Valuation Day the cancellation request is received at our Home Office.

Currently, we do not charge for transfers. However, we reserve the right to assess a charge of up to $10 per transfer. The minimum transfer amount is $100 or the entire balance in the Subaccount or interest rate guarantee period if the transfer will leave a balance of less than $100.

The restrictions and charges listed above do not apply to any transfers:

•	made among the Subaccounts pursuant to a Dollar Cost Averaging program or Portfolio Rebalancing program; or

•	scheduled transfers made to the GIS Subaccount(s) pursuant to the terms of the Guaranteed Income Rider Option.

Sometimes, we may not honor transfer requests. We may not honor a transfer request if:

(1)	any Subaccount that would be affected by the transfer is unable to purchase or redeem shares of the Portfolio in which the Subaccount invests;

(2)	the transfer is a result of more than one trade involving the same Subaccount within a 30 day period; or

(3)	the transfer would adversely affect Accumulation Unit values.

We also may not honor transfers made by third parties (see the “Transfers by Third Parties” provision). We will treat all contract owners equally with respect to transfer requests.

If a transfer request is not processed, a letter will be sent notifying you that your transfer request was not honored. If we do not honor a transfer request, we will not count that request as a transfer for purposes of the 12 transfers allowed each calendar year as described in the previous section. If you still wish to transfer assets to a specified Subaccount, you must contact our Home Office in accordance with the first paragraph of this section.

When thinking about a transfer of assets, you should consider the inherent risks involved. Frequent transfers based on short-term expectations may increase the risk that you will make a transfer at an inopportune time.

TELEPHONE/ INTERNET TRANSACTIONS

All contract owners may make their first 12 transfers among the Subaccounts or between the Subaccounts and, if their contract was issued prior to May 1, 2003, the Guarantee Account, by calling or electronically contacting us provided we receive written authorization at our Home Office to execute such transactions prior to such request. Transactions that can be conducted over the telephone and internet include, but are not limited to:

(1)	the first 12 transfers of assets among the Subaccounts or between the Subaccounts and the Guarantee Account in any calendar year (this includes any changes in premium payment allocations when such changes include a transfer of assets);

(2)	Dollar Cost Averaging; and

(3)	Portfolio Rebalancing.

We will employ reasonable procedures to confirm that instructions we receive are genuine. Such procedures may include, among others:

(1)	requiring you or a third party to provide some form of personal identification before we act on the telephone/internet instructions;

(2)	confirming the telephone/internet transaction in writing to you or a third party you authorized; and/or

(3)	tape recording telephone instructions or retaining a record of your electronic request.

We reserve the right to limit or prohibit telephone and internet transactions.

We may delay making a payment or processing a transfer request if:

(1)	the disposal or valuation of the Separate Account’s assets is not reasonably practicable because the New York Stock Exchange is closed;

(2)	on nationally recognized holidays, trading is restricted by the New York Stock Exchange;

(3)	an emergency exists making the disposal or valuation of securities held in the Separate Account impracticable; or

(4)	the SEC by order permits postponement to protect our owners.

Rules and regulations of the SEC will govern as to when the conditions described in (3) and (4) above exist. If we are closed on days when the New York Stock Exchange is open, Contract Value may be affected since owners will not have access to their account.

CONFIRMATION OF TRANSACTIONS

We will not be liable for following instructions that we reasonably determine to be genuine. We will send you a confirmation of any transfer we process. You are responsible for verifying transfer confirmations and notifying us of any errors within 30 days of receiving the confirmation statement.

SPECIAL NOTE ON RELIABILITY

Please note that the internet or our telephone system may not always be available. Any computer or telephone system, whether it is yours, your internet service provider’s, or your registered representative’s, can experience unscheduled outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you can make your transaction request by writing our Home Office.

TRANSFERS BY THIRD PARTIES

As a general rule and as a convenience to you, we allow you to give third parties the right to conduct transfers on your behalf. However, when the same third party possesses this ability on behalf of many owners, the result can be simultaneous transfers involving large amounts of assets. Such transfers can disrupt the orderly management of the Portfolios underlying the contract, can result in higher costs to owners, and are generally not compatible with the long-range goals of owners. We believe that such simultaneous transfers effected by such third parties are not in the best interests of all beneficial shareholders of the Portfolios, and the management of the Portfolios share this position.

Therefore, to the extent necessary to reduce the adverse effects of simultaneous transfers made by third parties who make transfers on behalf of multiple owners, we may not honor such transfers. Also, we will institute procedures to assure that the transfer requests that we receive have, in fact, been made by the owners in whose names they are submitted. These procedures will not, however, prevent owners from making their own transfer requests.

DOLLAR COST AVERAGING

Dollar Cost Averaging permits you to systematically transfer on a monthly or quarterly basis a set dollar amount from the Subaccount investing in the GE Investments Funds, Inc. — Money Market Fund and/or if your contract was issued prior to May 1, 2003, the Guarantee Account, to any combination of other Subaccounts (as long as the total number of Subaccounts used does not exceed the maximum number allowed under the contract). The Dollar Cost Averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high, but you should carefully consider your financial ability to continue the program over a long enough period of time to purchase Accumulation Units when their value is low as well as when it is high. Dollar Cost Averaging does not assure a profit or protect against a loss.

You may participate in the Dollar Cost Averaging program by:

(1)	electing it on your application;

(2)	contacting an authorized sales representative; or

(3)	contacting us at 1-800-352-9910.

To use the program, you must transfer at least $100 from the Subaccount investing in the GE Investments Funds, Inc. — Money Market Fund and/or interest rate guarantee period with each transfer.

The Dollar Cost Averaging program will begin 30 days after we receive all required forms with your instructions and any necessary premium payment unless we allow an earlier date. We will discontinue your participation in the Dollar Cost Averaging program:

•	on the business day we receive your request to discontinue the program in writing or by telephone (assuming we have your telephone authorization form on file); or

•	when the assets in the Subaccount investing in the GE Investments Funds, Inc. — Money Market Fund and/or interest rate guarantee period from which transfers are being made are depleted.

If your contract was issued prior to May 1, 2003 and if you Dollar Cost Average from the Guarantee Account, we reserve the right to determine the amount of each automatic transfer. We reserve the right to transfer any remaining portion of an allocation used for Dollar Cost Averaging to a new guarantee period upon termination of the Dollar Cost Averaging program for that allocation. You may not transfer from one interest rate guarantee period to another interest rate guarantee period. We also reserve the right to credit a higher rate of interest on premium payments allocated to the Guarantee Account that participate in the Dollar Cost Averaging program. We refer to this higher rate of interest as enhanced Dollar Cost Averaging. The Dollar Cost Averaging program and/or the enhanced Dollar Cost Averaging program may not be available in all states and in all markets or through all broker-dealers who sell the contracts. If you terminate the enhanced Dollar Cost Averaging program prior to the depletion of assets from the Guarantee Account, we have the right to credit the remaining assets in the Guarantee Account the current interest rate being credited to all other Guarantee Account assets not participating in enhanced Dollar Cost Averaging as of that Valuation Day.

There is no additional charge for Dollar Cost Averaging. A transfer under this program is not a transfer for purposes of assessing a transfer charge or calculating the minimum number of transfers we may allow in a calendar year.

We may, from time to time, offer various Dollar Cost Averaging programs. We reserve the right to discontinue new Dollar Cost Averaging programs or to modify such programs at any time and for any reason. We also reserve the right to prohibit simultaneous Dollar Cost Averaging and Systematic Withdrawals.

Owners considering participating in a Dollar Cost Averaging program should call (800) 352-9910 or an authorized sales representative to verify the availability of Dollar Cost Averaging.

PORTFOLIO REBALANCING PROGRAM

Once your premium payment has been allocated among the Subaccounts, the performance of each Subaccount may cause your allocation to shift. You may instruct us to automatically rebalance (on a quarterly, semi-annual or annual basis) your assets among the Subaccounts to return to the percentages specified in your allocation instructions. The program does not include allocations to the Guarantee Account. You may elect to participate in the Portfolio Rebalancing program at any time by completing the Portfolio Rebalancing agreement. Your percentage allocations must be in whole percentages.

Subsequent changes to your percentage allocations may be made at any time by written or telephone instructions to the Home Office. Once elected, Portfolio Rebalancing remains in effect from the date we receive your written request until you instruct us to discontinue Portfolio Rebalancing. There is no additional charge for using Portfolio Rebalancing, and we do not consider Portfolio Rebalancing a transfer for purposes of assessing a transfer charge or calculating the maximum number of transfers permitted in a calendar year. We reserve the right to discontinue offering or to modify the Portfolio Rebalancing program at any time and for any reason. We also reserve the right to exclude specific Subaccounts from the Portfolio Rebalancing program. Portfolio Rebalancing does not guarantee a profit or protect against a loss.

GUARANTEE ACCOUNT INTEREST SWEEP PROGRAM

If your contract was issued prior to May 1, 2003, you may instruct us to transfer interest earned on your assets in the Guarantee Account to the Subaccounts to which you are allocating premium payments, in accordance with your allocation instructions in effect on the date of the transfer any time before the Maturity Date. You must specify the frequency of the transfers (either quarterly, semi-annually, or annually).

The minimum amount in the Guarantee Account required to elect this option is $1,000, but may be reduced at our discretion. The transfers under this program will take place on the last calendar day of each period.

You may participate in the interest sweep program at the same time you participate in either the Dollar Cost Averaging program or the Portfolio Rebalancing program. If any interest sweep transfer is scheduled for the same day as a Portfolio Rebalancing transfer, we will process the interest sweep transfer first.

We limit the amount you may transfer from the Guarantee Account to the Subaccounts for any particular allocation. See the “Transfers” provision in this prospectus. We will not process an interest sweep transfer if that transfer would exceed the amount permitted to be transferred.

You may cancel your participation in the interest sweep program at any time by writing or calling our Home Office at the address or telephone number listed on page 1 of this prospectus. We will automatically cancel your participation in the program if your assets in the Guarantee Account are less than $1,000 or such lower amount as we may determine. There is no additional charge for the interest sweep program. We do not consider interest sweep transfers a transfer for purposes of assessing a transfer charge or for calculating the maximum number of transfers permitted in a calendar year. The interest sweep program does not assure a profit or protect against a loss.

Surrenders and Partial Surrenders

SURRENDERS AND PARTIAL SURRENDERS

We will allow the total surrender of your contract or surrender of a portion of the Contract Value at any time before the Maturity Date upon your written request, subject to the conditions discussed below.

We will not permit a partial surrender that is less than $100 or a partial surrender which would reduce your Contract Value to less than $1,000. If your partial surrender request would reduce your Contract Value to less than $1,000, we will surrender your contract in full. Different limits and other restrictions may apply to Qualified Contracts.

The amount payable on surrender of the contract is the Surrender Value at the end of the Valuation Period during which we receive the request. The Surrender Value equals:

(1)	the Contract Value (after deduction of the annual contract maintenance charge, if applicable, and any optional rider charge(s)) on the Valuation Day we receive a request for surrender; less

(2)	any applicable premium tax.

We may pay the Surrender Value in a lump sum or under one of the optional payment plans specified in the contract, based on your instructions.

If you are taking a partial surrender, you may indicate in writing or by calling our Home Office, from which Subaccounts or interest rate guarantee periods we are to take your partial surrender. If you do not so specify, we will deduct the amount of the partial surrender first from the Subaccounts (excluding the GIS Subaccount(s) if the Guaranteed Income Rider is elected at the time of application) on a pro-rata basis, in proportion to your assets allocated to the Separate Account. (If your contract was issued prior to May 1, 2003, we will deduct any remaining amount from the Guarantee Account. We will take deductions from the Guarantee Account from the amounts (including any interest credited to such amounts) which have been in the Guarantee Account for the longest period of time.) When taking a partial surrender, any applicable premium tax will be taken from the amount surrendered unless otherwise requested. If the Guaranteed Income Rider is elected at the time of application, withdrawals will then be deducted from the GIS Subaccount(s) from the segment that has been in effect for the shortest period of time.

We may delay making a payment if:

(1)	the disposal or valuation of the Separate Account’s assets is not reasonably practicable because the New York Stock Exchange is closed;

(2)	on nationally recognized holidays, trading is restricted by the New York Stock Exchange;

(3)	an emergency exists making the disposal or valuation of securities held in the Separate Account impracticable; or

(4)	the SEC by order permits postponement of payment to protect our owners.

Rules and regulations of the SEC will govern as to when the conditions described in (3) and (4) above exist. If we are closed on days when the New York Stock Exchange is open, Contract Value may be affected since owners will not have access to their account.

Please remember that partial surrenders (including partial surrenders immediately allocated to a Scheduled Purchase Payment Variable Deferred Annuity through an approved Annuity Cross Funding Program) will reduce your death benefit by the proportion that the partial surrender (including any applicable premium tax) reduces your Contract Value. See the “Death of Owner and/or Annuitant” provision of this prospectus.

Partial surrenders and surrenders may also be subject to income tax and, if taken prior to age 59 1/2, an additional 10% penalty tax. See the “Federal Tax Matters” provision in this prospectus.

RESTRICTIONS ON DISTRIBUTIONS FROM CERTAIN

Section 830.105 of the Texas Government Code permits participants in the Texas Optional Retirement Program to surrender their interest in a variable annuity contract issued under the Texas Optional Retirement Program only upon:

CONTRACTS

(1)	termination of employment in the Texas public institutions of higher education;

(2)	retirement;

(3)	death; or

(4)	the participant’s attainment of age 70 1/2.

If your contract is issued to a Texas Optional Retirement Program, you must furnish us proof that one of these four events has occurred before we distribute any amounts from your contract.

SYSTEMATIC WITHDRAWALS

The Systematic Withdrawal program allows you to take Systematic Withdrawals of a specified dollar amount (in equal installments of at least $100) on a monthly, quarterly, semi-annual or annual basis. Your payments can begin at any time after 30 days from the date your contract is issued (unless we allow an earlier date). To participate in the program, your Contract Value must initially be at least $25,000 and you must complete our Systematic Withdrawal form. You can obtain the form from an authorized sales representative or our Home Office.

We will deduct the Systematic Withdrawal amounts first from any gain in the contract and then from premiums paid. You may provide specific instructions as to which Subaccounts (excluding the GIS Subaccount(s) if the Guaranteed Income Rider is elected at the time of application) and/or interest rate guarantee periods (if your contract was issued prior to May 1, 2003) from which we are to take Systematic Withdrawals. If you have not provided specific instructions, or if your specific instructions cannot be carried out, we will process the withdrawals by cancelling Accumulation Units on a pro-rata basis from all of the Subaccounts (excluding the GIS Subaccount(s) of the Guaranteed Income Rider is elected at the time of application) in which you have an interest. For contracts issued prior to May 1, 2003, to the extent that your assets in the Separate Account are not sufficient to accomplish this withdrawal, we will take the remaining amount of the withdrawal from any assets you have in the Guarantee Account. We will take deductions from the Guarantee Account from the amounts (including any interest credited to such amounts) that have been in the Guarantee Account for the longest period of time. If the Guaranteed Income Rider is elected at the time of application, any remaining amounts will be taken from the GIS Subaccount(s) from the segment that has been in effect for the shortest period of time.

After your Systematic Withdrawals begin, you may change the frequency and/or amount of your payments subject to the following:

•	you may request only one such change in a calendar quarter; and

•	if you did not elect the maximum amount you could withdraw under this program at the time you elected the current series of Systematic Withdrawals, then you may increase the remaining payments up to the maximum amount.

A Systematic Withdrawal program will terminate automatically when a Systematic Withdrawal would cause the remaining Contract Value to be less than $1,000. If a Systematic Withdrawal would cause the Contract Value to be less than $1,000, then we will not process that Systematic Withdrawal transaction. If any of your Systematic Withdrawals would be or become less than $100, we reserve the right to reduce the frequency of payments to an interval that would result in each payment being at least $100. You may discontinue Systematic Withdrawals at any time by notifying us in writing at our Home Office or by telephone. You may request that we pay any remaining payments in a lump sum. In addition, your Systematic Withdrawal amount may be affected if you take an additional partial surrender. See the “Requesting Payments” provision of this prospectus.

Each Systematic Withdrawal is subject to Federal income taxes on the taxable portion considered gain for tax purposes. In addition, you may be assessed a 10% Federal penalty tax on Systematic Withdrawals if you are under age 59 1/2 at the time of the withdrawal.

There is no charge for participation in the Systematic Withdrawal program, however, we reserve the right to prohibit participation in Systematic Withdrawals and Dollar Cost Averaging programs at the same time. We also reserve the right to discontinue and/or modify the Systematic Withdrawal program upon 30 days written notice to owners.

ANNUITY CROSS FUNDING PROGRAM

This section of the prospectus describes a program that may permit you (if you are eligible) to purchase this contract and use it to make payments to a Scheduled Purchase Payment Variable Deferred Annuity issued by GE Life and Annuity Assurance Company. We refer to the program as the “Annuity Cross Funding Program” because you systematically withdraw amounts from this annuity contract (referred to as the “Funding Annuity”) to make payments to the Scheduled Purchase Payment Variable Deferred Annuity Contract.

What is the Annuity Cross Funding Program?    Subject to our prior approval, you may arrange to take Systematic Withdrawals and immediately allocate that withdrawal to the Scheduled Purchase Payment Variable Deferred Annuity Contract issued by us. Such withdrawals will reduce proportionally any death benefit available in this annuity. See the “Death Benefit” provision of this prospectus.

How does the Annuity Cross Funding Program work?    To participate in the Annuity Cross Funding Program, you must satisfy certain eligibility requirements and receive our prior approval. This contract, as the Funding Annuity must be issued on the same date as the Scheduled Purchase Payment Variable Deferred Annuity and have the same Annuity Commencement Date.

There is no charge for participating in the Annuity Cross Funding Program. The Annuity Cross Funding Program will terminate automatically when the Systematic Withdrawals from this Funding Annuity cause the Contract Value in this annuity to be less than $100. You may discontinue the Annuity Cross Funding Program at any time by notifying us in writing at our Home Office. Discontinuing the Annuity Cross Funding Program could cause you to lose your guarantee under the Scheduled Purchase Payment Variable Deferred Annuity if the scheduled purchase payments are not completed under the terms of that contract. The actual performance of this Funding Annuity may directly affect the amount of premium payments that must be allocated to this Funding Annuity in order to make all required Scheduled Installments for the Scheduled Payment Variable Deferred Annuity Contract. If the Subaccounts of the Funding Annuity in which you have allocated assets do not perform as anticipated, it may be necessary to make additional premium payments to either this Funding Annuity or to the Scheduled Purchase Payment Variable Deferred Annuity so that you do not lose your right to Guaranteed Minimum Income Payments under the Scheduled Purchase Payment Variable Deferred Annuity Contract.

The Scheduled Purchase Payment Variable Deferred Annuity is offered by a separate prospectus.    Only variable annuity contracts currently issued by us or one of our affiliated companies and offered for use in an Annuity Cross Funding Program may be purchased as a Funding Annuity. The Scheduled Purchase Payment Variable Deferred Annuity Contract is not offered by this prospectus. The Scheduled Purchase Payment Variable Deferred Annuity Contract is offered only by the current prospectus for the Scheduled Purchase Payment Variable Deferred Annuity Contract.

Annuity Cross Funding Program — tax treatment of the annuity contracts.    Under an Annuity Cross Funding Program we will treat transfers from this Funding Annuity to the Scheduled Purchase Payment Variable Deferred Annuity contract as non-taxable transfers within a single annuity contract for Federal tax purposes only if this Funding Annuity and Scheduled Purchase Payment Variable Deferred Annuity each satisfy certain requirements upon issue. Our ability to continue to treat transfers from this Funding Annuity to the Scheduled Purchase Payment Variable Deferred Annuity as non-taxable transfers within a single annuity contract for Federal tax purposes may be adversely affected if certain changes are made to either contract after issue. Changing the Annuity Commencement Date for this Funding Annuity and the Scheduled Purchase Payment Variable Deferred Annuity once a Cross Funding Program has begun may have adverse tax consequences, and you should consult a tax adviser before making any such change.

Both contracts must have the same owner, joint owner if any, Annuitant, and Joint Annuitant, if any. The beneficiaries need not be the same. Changing any owner, Annuitant, or beneficiary may have adverse tax consequences. You should consult a tax adviser before making such a change.

This contract permits you for a limited period to return it for a refund as described under the “Return Privilege” section of this prospectus. The Scheduled Purchase Payment Variable Deferred Annuity we offer may also provide a return privilege. You may choose to return either this Funding Annuity, the Scheduled Purchase Payment Variable Deferred Annuity, or both contracts in accordance with the applicable return privilege. Returning either this Funding Annuity or the Scheduled Purchase Payment Variable Deferred Annuity in accordance with the applicable return privilege without also returning the other contract may result in adverse tax consequences and you should consult a tax adviser before returning only one contract.

Transfers from the Scheduled Purchase Payment Variable Deferred Annuity to the Funding Annuity are not permitted. Amounts transferred from this Funding Annuity to the Scheduled Purchase Payment Variable Deferred Annuity may be subject to surrender charges and/or a market value adjustment (which may be positive or negative) upon a partial or total or surrender from the Scheduled Purchase Payment Variable Deferred Annuity. The surrender charge applicable to amounts transferred to the Scheduled Purchase Payment Variable Deferred Annuity are higher than those applicable to such amounts had they remained invested in this Funding Annuity; market value adjustments applicable to amounts transferred to the Scheduled Purchase Payment Variable Deferred Annuity would not have been applicable to such amounts had they remained invested in this Funding Annuity.

If you request a partial or total or surrender while participating in an Annuity Cross Funding Program, you must designate whether the partial surrender or total surrender is to be made from this Funding Annuity or the Scheduled Purchase Payment Variable Deferred Annuity. Surrender charges, if applicable, as well as any other applicable charges will be assessed according to the provisions of the contract from which the partial or total surrender is made and as disclosed in the prospectus for that contract. You should be aware that the tax treatment of partial surrenders or total surrenders from either this Funding Annuity or the Scheduled Purchase Payment Variable Deferred Annuity Contract will be affected by partial surrenders or total surrenders as well as gains or losses with respect to the other contract. You should consult a tax adviser before requesting partial or total surrenders from this Funding Annuity or the Scheduled Purchase Payment Variable Deferred Annuity while participating in an Annuity Cross Funding Program.

Death benefits will be calculated and paid separately in accordance with the provisions of this Funding Annuity or the Scheduled Purchase Payment Variable Deferred Annuity as the case may be, and as disclosed in the prospectus for the respective contract.

Annuity payments will be calculated and paid according to the provisions of this Funding Annuity and the Scheduled Purchase Payment Variable Deferred Annuity (including the respective annuity tables of such contracts) and the provisions of the respective prospectuses for and administrative procedures applicable to each such contract. However, this Funding Annuity and the Scheduled Purchase Payment Variable Deferred Annuity Contract will be aggregated and treated as one contract for purposes of the tax treatment of such annuity payments. You should consult a tax adviser before requesting annuity payments to start under this Funding Annuity and/or the Scheduled Purchase Payment Variable Deferred Annuity Contract and before commuting any such annuity payments before the payment date for such payment.

This discussion of the Annuity Cross Funding Program does not attempt to address the tax and other treatment of every transaction that could be effected under this Funding Annuity or the Scheduled Purchase Payment Variable Deferred Annuity Contract in connection with an Annuity Cross Funding Program. You should consult a tax adviser before you purchase this contract and/or the Scheduled Purchase Payment Variable Deferred Annuity Contract in connection with an Annuity Cross Funding Program.

Death of Owner and/or Annuitant

For contracts issued on or after the later of May 1, 2003 or the date on which state insurance authorities approve applicable contract modifications, the following provisions apply:

DISTRIBUTION PROVISIONS UPON DEATH OF OWNER OR JOINT OWNER

In certain circumstances, Federal tax law requires that distributions be made under this contract. Except as described below in the “Distribution Rules” provision, a distribution is required at the first death of:

(1)	an owner or joint owner; or

(2)	the Annuitant or Joint Annuitant if any owner or joint owner is a non-natural entity.

The amount of proceeds payable upon the death of an owner or joint owner (or the Annuitant or Joint Annuitant if an owner or joint owner is a non-natural entity) and the methods available for distributing such proceeds are described in the provision below.

If any owner or joint owner dies prior to the Maturity Date, the amount of proceeds payable will be the Contract Value as of the first Valuation Day as of which we have receipt of request for surrender or choice of applicable payment choice, due proof of death and any required forms at our Home Office.

DEATH BENEFIT AT DEATH OF ANY ANNUITANT BEFORE THE MATURITY DATE

If any Annuitant dies before income payments begin, regardless of whether the Annuitant is also an owner or joint owner, the amount of proceeds payable is the death benefit. Upon receipt of due proof of an Annuitant’s death and all required forms (generally, due proof of death is a certified copy of the death certificate or a certified copy of the decree of a court of competent jurisdiction as to the finding of death), a death benefit will be paid in accordance with your instructions, subject to distribution rules and termination of contract provisions discussed in the contract and elsewhere in this prospectus.

The death benefit choices we offer are:

(1)	the Basic Death Benefit;

(2)	the Annual Step-Up Death Benefit Rider Option;

(3)	the 5% Rollup Death Benefit Rider Option;

(4)	the Earnings Protector Death Benefit Rider Option; and

(5)	the Earnings Protector and Greater of Annual Step-Up and 5% Rollup Death Benefit Rider Option.

We automatically provide the Basic Death Benefit to you. The death benefit rider options are available to you for an additional charge and must be elected at the time of application. The “5% Rollup Death Benefit Rider Option” and the “Earnings Protector and Greater of Annual Step-Up and 5% Rollup Death Benefit Rider Option” are not available for contracts issued on or after September 2, 2003 as a Funding Annuity under the Annuity Cross Funding Program.

The death benefit varies based on:

(1)	the Annuitant’s age on the date the contract was issued;

(2)	the Annuitant’s age on the date of his or her death;

(3)	the number of contract years that elapse from the date the contract is issued until the date of the Annuitant’s death; and

(4)	whether any premium taxes are due at the time the death benefit is paid.

The Basic Death Benefit available for all contracts issued is equal to the greater of:

(a)	premium payments adjusted for any partial surrenders and any applicable premium taxes; and

(b)	the Contract Value on the Valuation Day upon receipt of due proof of death and all required forms at our Home Office.

Partial surrenders (including partial surrenders immediately allocated to a Scheduled Purchase Payment Variable Deferred Annuity through an approved Annuity Cross Funding Program) will reduce the death benefit proportionally by the same percentage that the partial surrender (including any premium taxes assessed) reduces your Contract Value.

Please see Appendix A for an example of the Basic Death Benefit Calculation.

ANNUAL STEP-UP DEATH BENEFIT RIDER OPTION

The Annual Step-Up Death Benefit Rider adds an extra feature to the Basic Death Benefit. Under the Annual Step-Up Death Benefit Rider, the amount of death benefit proceeds we will pay upon receipt of due proof of death of any Annuitant and all required forms at our Home Office will be the greater of:

•	the Basic Death Benefit; and

•	the Annual Step-Up Death Benefit Rider Option described below.

The following is the Annual Step-Up Death Benefit if all Annuitant(s) are age 80 or younger on the date the contract is issued:

The Annual Step-Up Death Benefit on the Contract Date is the initial premium payment. The Annual Step-Up Death Benefit will be reset on each contract anniversary, up to and including the later of the fifth contract anniversary and the contract anniversary next following or coincident with the 80th birthday of the older Annuitant and on the Valuation Day which we receive due proof of death and all require forms at our Home Office. At each reset date, the Annual Step-Up Death Benefit equals the greater of (a) and (b) where:

(a)	is the Contract Value; and

(b)	is the Annual Step-Up Death Benefit on the last reset date plus premium payments made since the last reset date, adjusted for any partial surrenders made and premium taxes paid since the last reset date.

Partial surrenders (including any partial surrenders immediately allocated to a Scheduled Purchase Payment Variable Deferred Annuity through an approved Annuity Cross Funding Program) reduce the Annual Step-Up Death Benefit proportionally by the same percentage that the partial surrender (including any premium taxes assessed) reduces the Contract Value.

The following is the Annual Step-Up Death Benefit if any Annuitant is older than age 80 on the date the contract is issued:

The Annual Step-Up Death Benefit on the Contract Date is the initial premium payment. The Annual Step-Up Death Benefit will be reset on each contract anniversary, up to and including the contract anniversary next following or coincident with the 85th birthday of the older Annuitant and on the Valuation Day which we receive due proof of death and all require forms at our Home Office. At each reset date, the Annual Step-Up Death Benefit equals the greater of (a) and (b) where:

(a)	is the Contract Value; and

(b)	is the Annual Step-Up Death Benefit on the last reset date, plus premium payments made since the last reset date, adjusted for any partial surrenders made and premium taxes paid since the last reset date.

Partial surrenders (including any partial surrenders immediately allocated to a Scheduled Purchase Payment Variable Deferred Annuity through an approved Annuity Cross Funding Program) reduce the Annual Step-Up Death Benefit proportionally by the same percentage that the partial surrender (including any premium taxes assessed) reduces the Contract Value.

You may only elect the Annual Step-Up Death Benefit Option Rider at the time of application. Once elected, it may not be terminated and it will remain in effect while this contract is in force until annuity payments begin. On the Maturity Date, this rider and its corresponding charge will terminate.

The Annual Step-Up Death Benefit Option Rider may not be available in all states or in all markets. We charge an additional amount for this benefit. This charge will not exceed an annual rate of 0.20% of your Contract Value at the time of the deduction. See the “Fee Tables” provision of this prospectus for additional information.

Please refer to Appendix A for an example of the calculation of the Annual Step-Up Death Benefit Rider Option.

5% ROLLUP DEATH BENEFIT RIDER OPTION

The 5% Rollup Death Benefit Rider adds an extra feature to the Basic Death Benefit. Under the 5% Rollup Death Benefit Rider, the amount of death benefit proceeds we will pay upon receipt of due proof of death of any Annuitant and all required forms at our Home Office will be the greater of:

•	the Basic Death Benefit; and

•	the 5% Rollup Death Benefit Rider Option described below.

The 5% Rollup Death Benefit Rider Option is available only to contracts where all Annuitants are age 75 or younger on the date the contract is issued.

The 5% Rollup Death Benefit on the Contract Date is the initial premium payment. At the end of each Valuation Period after the Contract Date, the 5% Rollup Death Benefit is equal to the lesser of (a) and (b) where:

(a)	is 200% of premium payments; and

(b)	is the Rollup Death Benefit at the end of the last Valuation Period increased by a daily interest factor, equivalent to a 5% annual effective interest rate, plus premium payments made during the current Valuation Period and adjusted for any partial surrenders and premium taxes paid during the current Valuation Period.

Partial surrenders taken each contract year (including any partial surrenders immediately allocated to a Scheduled Purchase Payment Variable Deferred Annuity through an approved Annuity Cross Funding Program), up to 5% of premium payments, calculated at the time of the partial surrender, reduce the 5% Rollup Death Benefit by the same amount that the partial surrender, including any premium taxes paid, reduces the Contract Value. If partial surrenders greater than 5% of premium payments are made in any contract year, the 5% Rollup Death Benefit is reduced proportionally for that partial surrender and all future partial surrenders by the same percentage that the partial surrender, including any premium taxes paid, reduces the Contract Value.

Timing of partial surrenders may have unintended consequences to your 5% Rollup Death Benefit. This benefit increments daily at a compounded rate of 5%. Because of this, any partial surrenders in a contract year that exceed the accumulated rollup interest, up to an amount equal to 5% of premium payments, will reduce the death benefit amount below the value at the start of the contract year.

You may only elect the 5% Rollup Death Benefit Option Rider at the time of application. Once elected, it may not be terminated and it will remain in effect while this contract is in force until annuity payments begin. On the Maturity Date, this rider and its corresponding charge will terminate.

The 5% Rollup Death Benefit Option Rider may not be available in all states or in all markets. We charge an additional amount for this benefit. This charge will not exceed an annual rate of 0.30% of your Contract Value at the time of the deduction. See the “Fee Tables” provision of this prospectus for additional information.

Please refer to Appendix A for an example of the calculation of the 5% Rollup Death Benefit Rider Option.

EARNINGS PROTECTOR DEATH BENEFIT RIDER OPTION

The Earnings Protector Death Benefit Rider adds an extra feature to your death benefit. The Earnings Protector Death Benefit Rider is available only to contracts where all Annuitants are age 75 or younger on the date the contract is issued.

The following is the Earnings Protector Death Benefit if all Annuitant(s) are age 70 or younger on the date the contract is issued:

The Earnings Protector Death Benefit is equal to 40% of earnings which are defined as (a) minus (b) where:

(a)	is the Contract Value as of the first Valuation Day we have receipt of due proof of death and all required forms at our Home Office; and

(b)	is the sum of all premium payments paid and not previously surrendered.

The Earnings Protector Death Benefit cannot exceed 70% of premium payments adjusted for partial surrenders. Premium payments, other than the initial premium payment, paid within 12 months of the date of the Annuitant’s (or Joint Annuitant’s, if applicable) death, are not included in this calculation. The Earnings Protector Death Benefit will never be less than zero.

The following is the Earnings Protector Death Benefit if any Annuitant is older than age 70 on the date the contract is issued:

The Earnings Protector Death Benefit is equal to 25% of earnings which are defined as (a) minus (b) where:

(a)	is the Contract Value as of the first Valuation Day we have receipt of due proof of death and all required forms at our Home Office; and

(b)	is the sum of all premium payments paid and not previously surrendered.

The Earnings Protector Death Benefit cannot exceed 40% of premium payments paid as adjusted for partial surrenders. Premium payments, other than the initial premium payment, paid within 12 months of the date of the Annuitant’s (or Joint Annuitant’s, if applicable) death, are not included in this calculation. The Earnings Protector Death Benefit will never be less than zero.

Under both age scenarios listed above, partial surrenders (including partial surrenders immediately allocated to a Scheduled Purchase Payment Variable Deferred Annuity through an approved Annuity Cross Funding Program) are taken first from gain and then from premium payments paid. For purposes of this rider, gain is calculated as (a) plus (b) minus (c) minus (d), but not less than zero, where:

(a)	is the Contract Value on the Valuation Day we receive your partial surrender or total surrender request;

(b)	is the total of any partial surrenders;

(c)	is the total of premium payments paid; and

(d)	is the total of any gain previously surrendered.

You may only elect the Earnings Protector Death Benefit Rider Option at the time of application. Once elected, it may not be terminated and it will remain in effect while the contract is in force until annuity payments begin. On the Maturity Date, this rider and its corresponding charge will terminate.

The Earnings Protector Death Benefit Rider Option may not be available in all states or in all markets. We charge an additional amount for this benefit. This charge will not exceed an annual rate of 0.30% of your Contract Value at the time of the deduction. See the “Fee Tables” provision of this prospectus for additional information.

Please refer to Appendix A for an example of the calculation of the Earnings Protector Death Benefit Rider Option.

There are important things you should consider before you purchase the Earnings Protector Death Benefit Rider Option. These include:

•	The Earnings Protector Death Benefit Rider Option does not guarantee that any amounts under the benefit will become payable at death. Market declines resulting in your Contract Value being less than your premium payments paid and not previously surrendered may result in no additional amount being payable.

•	Once you purchase the Earnings Protector Death Benefit Rider Option, you cannot terminate it. This means that regardless of any changes in your circumstances, we will continue to assess a charge for the Earnings Protector Death Benefit Rider Option.

•	Please take advantage of the guidance of a qualified financial adviser in evaluating the Earnings Protector Death Benefit Rider Option, as well as the other aspects of the contracts.

THE EARNINGS PROTECTOR AND GREATER OF ANNUAL STEP-UP AND 5% ROLLUP DEATH BENEFIT RIDER OPTION	The Earnings Protector and Greater of Annual Step-Up and 5% Rollup Death Benefit Rider Option combines the Greater of the Annual Step-Up and 5% Rollup Death Benefit Rider Option plus the Earnings Protector Death Benefit Rider Option. Under this rider option, the amount of death benefit proceeds we will pay upon receipt of due proof of death of any Annuitant and all required forms at our Home Office will be the greatest of:
•	the Basic Death Benefit;

•	the Annual Step-Up Death Benefit Rider Option described above; and

•	the 5% Rollup Death Benefit Rider Option described above; plus

•	the Earnings Protector Death Benefit Rider Option described above.

You may only elect the Earnings Protector and Greater of Annual Step-Up and 5% Rollup Death Benefit Rider Option at the time of application. Once elected, it may not be terminated and it will remain in effect while this contract is in force until annuity payments begin. On the Maturity Date, this rider and its corresponding charge will terminate.

The Earnings Protector and Greater of Annual Step-Up and 5% Rollup Death Benefit Rider Option may not be available in all states or in all markets. We charge an additional amount for this benefit. This charge will not exceed an annual rate of 0.70% of your Contract Value at the time of the deduction. See the “Fee Tables” provision of this prospectus for additional information.

TERMINATION OF DEATH BENEFIT RIDER OPTIONS WHEN CONTRACT ASSIGNED OR SOLD	Your death benefit rider options will terminate in the event that you assign or sell this contract, unless your contract is assigned or sold pursuant to a court order.

HOW TO CLAIM PROCEEDS AND/OR DEATH BENEFIT PAYMENTS	At the death of:
(1) an owner or joint owner (or the Annuitant or Joint Annuitant if any owner or joint owner is a non-natural entity); or
(2) the Annuitant or Joint Annuitant;

the person or entity first listed below who is alive or in existence on the date of that death will become the designated beneficiary:

(1)	owner or joint owner;

(2)	primary beneficiary;

(3)	contingent beneficiary;

(4)	owner or joint owner’s estate.

The designated beneficiary will be treated thereafter as the sole owner of the contract. The designated beneficiary may choose one of the Payment Choices described below, or a default Payment Choice will apply if no such election is made. For purposes of this provision, if there is more than one primary beneficiary named, each one will be treated separately with respect to their portion of the contract. Thus, in cases where there are multiple designated beneficiaries, once all required information is received, each designated beneficiary will be allocated their share of the proceeds in accordance with the terms of the contract and as specified by the owner. Then, each designated beneficiary may elect one of the Payment Choices below or have the default Payment Choice apply. If there is no primary beneficiary(ies) alive or in existence at the time of the death, all proceeds will be then payable to any named contingent beneficiary(ies).

We should be notified immediately by telephone or in writing upon the death of an owner, joint owner, Annuitant or Joint Annuitant. We have the right to request that any notification of death given by telephone be immediately followed by written notification. Upon notification, no additional premium payments will be accepted (unless the designated beneficiary is the spouse of the deceased and that spousal beneficiary has elected to continue the contract). Upon such notification of death, we will transfer all assets in the Separate Account to the GE Investments Funds, Inc. — Money Market Fund until receipt of due proof of death and any required forms. Due proof of death consists of a death certificate issued by a government jurisdiction or a court of law. Any required forms can consist of information necessary in order to pay any named designated beneficiary(ies) and any other information necessary to process applicable proceeds.

Payment Choices: The designated beneficiary may elect the form in which the proceeds will be paid from the following Payment Choices (and if no election is made, the default Payment Choice described below will apply):

(1)	receive the proceeds in a lump sum; or

(2)	receive the proceeds over a period of five years following the date of death. At the end of the five year period, any remaining amounts will be distributed in a lump sum (if the designated beneficiary dies before all payments have been distributed, the remaining proceeds will be paid to the person or entity named or by the designated beneficiary or his or her estate if no person or entity is named); or

(3)	elect Optional Payment Plan (1) or (2) as described in the Optional Payment Plans section. If elected, payments must commence no later than one year after the date of death and the income payment period must be either (i) over the life of the designated beneficiary or (ii) over a period not extending beyond the life expectancy of the designated beneficiary; or

(4)	if the designated beneficiary is the spouse of a deceased owner, he or she may continue the contract as stated in the “Distribution Rules” provision.

If a designated beneficiary makes no election within 60 days following receipt of due proof of death and all required forms at our Home Office, payments will default to payment choice (2).

DISTRIBUTION RULES WHEN DEATH OCCURS BEFORE INCOME PAYMENTS BEGIN

If the sole designated beneficiary is the surviving spouse of the deceased owner, the surviving spouse may elect to continue the contract with the surviving spouse as the owner. If the deceased owner was also an Annuitant or Joint Annuitant, the surviving spouse will automatically become the new sole Annuitant. As the new named owner and Annuitant, the surviving spouse may exercise all rights as stated in the contract. Any other surviving Joint Annuitant will be removed from the contract. Should the surviving spouse remarry, the new spouse may not exercise this provision at the death of the surviving spouse. If the surviving spouse is one of multiple designated beneficiaries, the surviving spouse may only continue the contract with the proportion allocated to him or her by the owner as stated on the application or later in writing in a form acceptable to us.

If the designated beneficiary(ies) is not the surviving spouse of the deceased, the designated beneficiary(ies) may not continue the contract indefinitely. Instead, the proceeds from the contract must be distributed within five years of the date of death in accordance with Payment Choice (1) or (2), unless Payment Choice (3) is timely elected, in which case, payments will begin within one year of the date of the deceased owner’s death and extend over the designated beneficiary’s life or a period not longer than the designated beneficiary’s life expectancy.

DISTRIBUTION RULES WHEN DEATH OCCURS AFTER INCOME PAYMENTS BEGIN

After income payments begin, if an owner, joint owner, Annuitant or designated beneficiary dies while the contract is in force, payments that are already being made under the contract will be made at least as rapidly as under the method of distribution in effect at the time of death, notwithstanding any other provision of the contract.

For contracts issued prior to May 1, 2003 or prior to the date on which state insurance authorities approve applicable contract modifications, the following provisions apply:

DEATH BENEFIT AT DEATH OF ANNUITANT BEFORE THE MATURITY DATE

If the Annuitant dies before income payments begin, regardless of whether the Annuitant is also an owner or joint owner of the contract, the amount of proceeds available for the designated beneficiary (as defined below) is the death benefit. (This death benefit may be referred to as the “Annual EstateProtectorSM” in our marketing materials.) Upon receipt of due proof of the Annuitant’s death (generally, due proof is a certified copy of the death certificate or a certified copy of the decree of a court of competent jurisdiction as to the finding of death), a death benefit will be paid in accordance with your instructions, subject to distribution rules and termination of contract provisions discussed in the contract and elsewhere in this prospectus.

The death benefit varies based on:

(1)	the Annuitant’s age on the date the contract was issued;

(2)	the Annuitant’s age on the date of his or her death;

(3)	the number of contract years that elapse from the date the contract is issued until the date of the Annuitant’s death; and

(4)	whether any premium taxes are due at the time the death benefit is paid.

For contracts issued on or after the later of May 15, 2001 or the date on which state insurance authorities approve applicable contract modifications, but prior to May 1, 2003 or prior to the date on which state insurance authorities approve applicable contract modifications the Basic Death Benefit will be as follows:

If the Annuitant is age 80 or younger on the date the contract is issued and he or she dies before his or her first contract anniversary, the death benefit will be equal to the greater of:

(1)	the Contract Value as of the date we receive due proof of death; and

(2)	premium payments received, reduced for an adjustment due to any partial surrenders.

If the Annuitant is age 80 or younger on the date the contract is issued and he or she dies after his or her first contract anniversary, the death benefit will be equal to the greatest of:

(1)	the greatest sum of (a) and (b), where:

(a)	is the Contract Value on any contract anniversary occurring prior to the Annuitant’s 80th birthday; and

(b)	is premium payments received after such contract anniversary.

The sum of (a) and (b) above is reduced for an adjustment due to any partial surrenders taken since the applicable contract anniversary.

(2)	the Contract Value as of the date we receive due proof of death; and

(3)	premium payments received, reduced for an adjustment due to any partial surrenders.

If the Annuitant is age 81 or older on the date the contract is issued, the death benefit will be equal to the greater of:

(1)	the Contract Value as of the date we receive due proof of death; and

(2)	premium payments received, reduced for an adjustment due to partial surrenders.

We will adjust the death benefit for partial surrenders (including partial surrenders immediately allocated to a Scheduled Purchase Payment Variable Deferred Annuity through an approved Annuity Cross Funding Program) in the same proportion as the percentage that the partial surrender reduces your Contract Value. Premium tax may be taken on any death benefit. If premium tax is taken, the amount of the death benefit will be reduced by the amount of the premium tax.

Please refer to Appendix A in this prospectus for an example of the Basic Death Benefit calculation.

For contracts issued prior to May 15, 2001 or the date on which state insurance authorities approve applicable contract modifications, the Basic Death Benefit will be as follows:

The death benefit equals the sum of (a) and (b) where:

(a)	the Contract Value as of the date we receive due proof of death; and

(b)	is the excess, if any, of the unadjusted death benefit as of the date of the Annuitant’s death over the Contract Value as of the date of the Annuitant’s death, with interest credited on that excess from the date of the Annuitant’s death to the date of distribution. The rate credited may depend on applicable law or regulation. Otherwise, we will set it.

The unadjusted death benefit varies based on the Annuitant’s age at the time we issued the contract and on the Annuitant’s age at the time of death.

If the Annuitant is age 80 or younger on the date the contract is issued and he or she dies before his or her first contract anniversary, the unadjusted death benefit will be equal to the greater of:

(1)	the Contract Value as of the date of death; and

(2)	premium payments received, reduced for an adjustment due to any partial surrenders.

If the Annuitant is age 80 or younger on the date the contract is issued and her or she dies after his or her first contract anniversary, the unadjusted death benefit will be equal to the greatest of:

(1)	the greatest sum of (a) and (b), where:

(a)	is the Contract Value on any contract anniversary occurring prior to the Annuitant’s 80th birthday; and

(b)	is premium payments received after such contract anniversary.

The sum of (a) and (b) above is reduced for an adjustment for any partial surrenders taken since the applicable contract anniversary.

(2)	the Contract Value as of the date of death; and

(3)	premium payments received, reduced for an adjustment due to any partial surrenders.

If the Annuitant is age 81 or older on the date the contract is issued, the unadjusted death benefit will be equal to the greater of:

(1)	the Contract Value as of the date of death; and

(2)	premium payments received, reduced for an adjustment due to any partial surrenders.

We will adjust the death benefit for partial surrenders in the same proportion as the percentage that the partial surrender reduces your Contract Value. Premium tax may be taken on any death benefit. If premium tax is taken, the amount of the death benefit will be reduced by the amount of the premium tax.

Please refer to Appendix A in this prospectus for an example of the Basic Death Benefit calculation.

OPTIONAL ENHANCED DEATH BENEFIT	The Optional Enhanced Death Benefit (which may be referred to as “GE Earnings Protector®” in our marketing materials) adds an extra feature to our Basic Death Benefit.

You may only elect the Optional Enhanced Death Benefit at the time of application. Once elected, the benefit will remain in effect while your contract is in force until income payments begin. You cannot otherwise terminate this benefit.

We charge you an additional amount for the Optional Enhanced Death Benefit. Currently, this amount is equal to an annual rate of 0.20% of the average of:

(1)	the Contract Value at the beginning of the previous contract year; and

(2)	the Contract Value at the end of the previous contract year.

The charge for the Optional Enhanced Death Benefit is taken on each contract anniversary. We guarantee that this charge will not exceed an annual rate of 0.35% of the average Contract Value, as described above. The rate that applies to your contract will be fixed at issue. See the “Charges for the Optional Enhanced Death Benefit” provision.

The Optional Enhanced Death Benefit may not be available in all states or markets. In addition, to be eligible for this rider, the Annuitant(s) cannot be older than age 75 at the time of issue unless we approve a different age.

The Optional Enhanced Death Benefit varies based on the age of the Annuitant(s) at issue. Your Optional Enhanced Death Benefit will never be less than zero.

If all Annuitant(s) are age 70 or younger at the time the contract is issued, the Optional Enhanced Death Benefit equals 40% of (a) minus (b), where:

(a)	is your Contract Value as of the date we receive due proof of death; and

(b)	premiums paid, not previously surrendered.

This death benefit cannot exceed 70% of premiums adjusted for any partial surrenders. Premium payments, other than the initial premium, paid within 12 months of death are not included in this calculation.

If all Annuitant(s) are older than age 70 at the time the contract is issued, the Optional Enhanced Death Benefit equals 25% of (a) minus (b), where:

(a)	is your Contract Value on the date we receive due proof of death; and

(b)	premiums paid, not previously surrendered.

This death benefit cannot exceed 40% of premiums paid adjusted for partial surrenders. Premium payments, other than the initial premium, paid within 12 months of death are not included in this calculation.

Under both age scenarios listed above, we take partial surrenders (including partial surrenders immediately allocated to a Scheduled Purchase Payment Variable Deferred Annuity through an approved Annuity Cross Funding Program) first from gain and then from premiums paid. For purposes of this benefit, we calculate gain as (a) plus (b) minus (c) minus (d), but not less than zero where:

(a)	is your Contract Value on the date we receive your partial surrender request;

(b)	is the total of all partial surrenders, previously taken;

(c)	is the total of premiums paid; and

(d)	is the total of any gain previously surrendered.

Please refer to Appendix A for an example of the Optional Enhanced Death Benefit calculation.

There are important things you should consider before you purchase the Optional Enhanced Death Benefit. These include:

•	The Optional Enhanced Death Benefit does not guarantee that any amounts under rider will become payable at death. Market declines resulting in your Contract Value being less than your premiums paid and not previously surrendered may result in no Enhanced Death Benefit being payable.

•	Once you purchase the Optional Enhanced Death Benefit, you cannot terminate it. This means that regardless of any changes in your circumstances, we still will assess the charge for the Optional Enhanced Death Benefit.

•	Please take advantage of the guidance of a qualified financial adviser in evaluating the Optional Enhanced Death Benefit option, as well as the other aspects of the contracts.

WHEN WE CALCULATE THE DEATH BENEFIT

We will calculate the Basic Death Benefit and Optional Enhanced Death Benefit on the date we receive due proof of death at our Home Office. Until we receive complete written instructions satisfactory to us from the beneficiary, assets will remain allocated to the Subaccounts and/or the Guarantee Account, according to your last instructions. This means that the calculated death benefit will fluctuate with the performance of the Subaccounts in which you are invested.

DEATH OF AN OWNER, JOINT OWNER, OR ANNUITANT BEFORE THE MATURITY DATE

In certain circumstances, Federal tax law requires that distributions be made under this contract upon the first death of:

• an owner or joint owner (or the Annuitant if any owner is a non-natural entity); or

• the Annuitant or Joint Annuitant.

The discussion below describes the methods available for distributing the value of the contract upon death.

At the death of any owner (or Annuitant, if the owner is a non-natural entity), the person or entity first listed below who is alive or in existence on the date of that death will become the designated beneficiary:

(1)	owner or joint owners;

(2)	primary beneficiary;

(3)	contingent beneficiary; or

(4)	owner’s estate.

The designated beneficiary will then be treated as the sole owner of the contract. If there is more than one designated beneficiary, each one will be treated separately in applying the tax law’s rules described below.

Distribution rules:    The distributions required by Federal tax law differ depending on whether the designated beneficiary is the spouse of the deceased owner (or of the Annuitant, if the contract is owned by a non-natural entity).

•

Spouses — If the designated beneficiary is the surviving spouse of the deceased, the surviving spouse may continue the contract in force with the surviving spouse as the new owner. If the deceased was the Annuitant and there was no surviving Contingent Annuitant, the surviving spouse will automatically become the new Annuitant. At the death of the surviving spouse, this provision may not be used again, even if the surviving spouse remarries. In such case, the entire interest in the contract will be paid within 5 years of such spouse’s death to the beneficiary named by the surviving spouse. If no beneficiary is named, such payment will be made to the surviving spouse’s estate. The amount payable will be equal to the death benefit on the date we receive due proof of the Annuitant’s death. Any increase in the Contract Value will be allocated to the Subaccounts and/or the Guarantee Account using the premium payment allocation in effect at that time. Any death benefit payable subsequently (at the death of the new Annuitant) will be calculated as if the spouse had purchased a contract for the new Contract Value on the date we received due proof of death. Any death benefit will be based on the new Annuitant’s age as of the date we receive due proof of death of the original owner rather than the age of the previously deceased Annuitant. All other provisions will continue as if the surviving spouse had purchased the contract on the original Contract Date.

•	Non-Spouses — If the designated beneficiary is not the surviving spouse of the deceased person, this contract cannot be continued in force indefinitely. Instead, upon the death of any owner (or Annuitant, if any owner is a non-natural entity), payments must be made to (or for the benefit of) the designated beneficiary under one of the following payment choices:

(1)	receive the Surrender Value in one lump sum payment upon receipt of due proof of death (see the “Requesting Payments” provision);

(2)	receive the Surrender Value at any time during the five year period following the date of death. At the end of the five year period, we will pay in a lump sum payment any Surrender Value still remaining; or

(3)	apply the Surrender Value to provide a monthly income benefit under optional payment plan 1 or 2. The first monthly income benefit payment must be made no later than one year after the date of death. Also, the monthly income benefit payment period must be either the lifetime of the designated beneficiary or a period not exceeding the designated beneficiary’s life expectancy.

If no choice is made by the designated beneficiary within 30 days following receipt of due proof of death, we will pay the Surrender Value within 5 years of the date of death. Due proof of death must be provided within 90 days of the date of death. We will not accept any premium payments after the non-spouse’s death. If the designated beneficiary dies before the entire Surrender Value has been distributed, we will pay in a lump sum payment any Surrender Value still remaining to the person named by the designated beneficiary. If no person is so named, payment will be made to the designated beneficiary’s estate.

Under payment choices 1 or 2, the contract will terminate upon payment of the entire Surrender Value. Under payment choice 3, this contract will terminate when the Surrender Value is applied to provide a monthly income benefit.

Amount of the proceeds:    The proceeds we pay will vary, in part, based on the person who dies, as shown below:

Person who died	Amount of Proceeds Paid

Owner or joint owner (who is not an Annuitant)	Surrender Value

Owner or joint owner (who is an Annuitant)	Death Benefit

Annuitant	Death Benefit

Upon receipt of due proof of death, the designated beneficiary will instruct us how to treat the proceeds subject to the distribution rules discussed above.

DEATH OF AN OWNER, JOINT OWNER, OR ANNUITANT AFTER INCOME PAYMENTS BEGIN

After income payments begin, if an owner, joint owner, Annuitant, or designated beneficiary dies while the contract is in force, payments that are already being made under the contract will be made at least as rapidly as under the method of distribution in effect at the time of death, notwithstanding any other provision of the contract.

Income Payments

The Maturity Date is the date income payments begin under the contract, provided the Annuitant is still living on that date. (Income payments may begin on a different date from the GIS Subaccount(s) pursuant to the election of the Guaranteed Income Rider Option under the terms of that rider. See the “Guaranteed Income Rider” section of this provision.) The Maturity Date may be changed in one year increments up until the time income payments begin. You may change the Maturity Date within one year of the last scheduled Maturity Date. To change the Maturity Date, send a written notice to our Home Office before the Maturity Date then in effect. We reserve the right to establish a maximum Maturity Date. If you change the Maturity Date, the Maturity Date will mean the new Maturity Date you selected. Contracts issued to qualified retirement plans provide for income payments to start on the date and under the option specified by the plan.

We will pay a monthly income benefit to the owner beginning on the Maturity Date, provided the Annuitant(s) is still living. We will pay the monthly income benefit in the form of Life Income with 10 Years Certain plan or Joint Life and Survivor Income with 10 years certain plan variable payments, using the gender (where appropriate) and settlement age of the Annuitant instead of the payee, unless you make another election. As described in your contract, the settlement age may be less than the Annuitant’s age. This means payments may be lower than they would have been without the adjustment. You may also choose to receive the Surrender Value of your contract on the date immediately preceding the Maturity Date in a lump sum. (See the “Requesting Payments” provision of this prospectus.)

Payments will continue for the life of the Annuitant under the Life Income with 10 Years Certain plan, if he or she lives longer than 10 years. If the Annuitant dies before the end of 10 years, we will discount the remaining payments for the 10 year period at the same rate used to calculate the monthly income payment. If the remaining payments are variable income payments, we will assume the amount of each payment that we discount equals the payment amount on the date we receive due proof of death. We will pay this discounted amount in a lump sum.

Payments will continue for the life of the surviving Annuitant under the Joint Life and Survivor Income with 10 Years Certain plan, if any Annuitant lives longer than 10 years. If both Annuitants die before the end of 10 years, the remaining payments for the 10 year period will be discounted at the same rate used to calculate the monthly income payment. If the remaining payments are variable income payments, we will assume the amount of each payment that we discount equals the payment amount on the date we receive due proof of death. We will pay the discounted amount in a lump sum.

The contract also provides optional forms of annuity payments, each of which is payable on a fixed basis. Optional Payment Plans 1 and 5 also are available on a variable basis.

If you elect fixed income payments, the guaranteed amount payable will earn interest at a minimum rate of 3% compounded yearly. We may increase the interest rate which will increase the amount paid to you or the payee.

If you elect variable income payments, the dollar amount of the first variable income payment will depend on the annuity purchase rates described in your contract for the optional payment plan you choose. These rates vary based on the Annuitant(s)’ settlement age and if applicable, gender, and if applicable, upon the settlement age and gender of a second person you designate. Under such tables, the longer the life expectancy of the Annuitant(s) or the longer the period for which we guarantee to make payments under the option, the smaller the amount the first variable income payment will be. After your first income payment, the dollar amount of your income payments will vary based on the investment performance of the Subaccount(s) you invest in and the contract’s assumed interest rate.

The assumed interest rate is an assumption we make regarding the investment performance of the Portfolios you select. This rate is simply the total return, after expenses, you need to keep your variable income payments level. We assume an effective annual rate of 3%. This means that if the annualized investment performance, after expenses, of your Subaccounts, measured between the day that the last payment was made and the day on which we are calculating the new payment, is less than 3%, then the dollar amount of your variable income payment will decrease. Conversely, if the annualized investment performance, after expenses, of your Subaccounts, measured between the day that the last payment was made and the day on which we are calculating the new payment, is greater than 3%, then the dollar amount of your income payment will increase.

We will make annuity payments monthly unless you elect to receive payments quarterly, semi-annually, or annually. Under the monthly income benefit and all of the optional payment plans, if any payment made more frequently than annually would be or becomes less than $100, we reserve the right to reduce the frequency of payments to an interval that would result in each payment being at least $100. If the annual payment payable at maturity is less than $20, we will pay the Surrender Value in a lump sum. (See the “Requesting Payments” provision of this prospectus.) Upon making such a payment, we will have no future obligation under the contract.

The amount of your income payments will depend on four things:

•	the amount of your Contract Value on the Maturity Date;

•	the settlement age on the Maturity Date, and if applicable, the gender of the Annuitant(s);

•	the specific payment plan you choose; and

•	if you elect variable income payments, the investment performance of the Portfolios selected.

As provided in your contract, we may adjust the age used to determine income payments, and we may deduct premium taxes from your payments.

OPTIONAL PAYMENT PLANS	The following Optional Payment Plans are available under the contract:

Plan 1 — Life Income with Period Certain.    This option guarantees periodic monthly payments for the lifetime of the payee with a minimum number of years of payments. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 10, 15, or 20 years. The payee selects the designated period. If the payee dies during the minimum period, we will discount the amount of the remaining guaranteed payments at the same rate used in calculating income payments. We will pay the discounted amount in a lump sum to the payee’s estate, unless otherwise provided.

Plan 2 — Income for a Fixed Period.    This option provides for periodic payments to be made for a fixed period not longer than 30 years. Payments can be made annually, semi-annually, quarterly, or monthly. If the payee dies, we will discount the amount of the remaining guaranteed payments to the date of the payee’s death at the same rate used in calculating income payments. We will pay the discounted amount in a lump sum to the payee’s estate, unless otherwise provided.

Plan 3 — Income of a Definite Amount.    This option provides periodic payments of a definite amount to be paid. Payments can be made annually, semi-annually, quarterly, or monthly. The amount paid each year must be at least $120 for each $1,000 of proceeds. Payments will continue until the proceeds are exhausted. The last payment will equal the amount of any unpaid proceeds. If the payee dies, we will pay the amount of the remaining proceeds with earned interest in a lump sum to the payee’s estate, unless otherwise provided.

Plan 4 — Interest Income.    This option provides for periodic payments of interest earned from the proceeds left with us. Payments can be made annually, semi-annually, quarterly, or monthly. If the payee dies, we will pay the amount of remaining proceeds and any earned but unpaid interest in a lump sum to the payee’s estate, unless otherwise provided. This plan is not available to contracts issued as Qualified Contracts.

Plan 5 — Joint Life And Survivor Income.    This option provides for monthly payments to be made to two payees for a guaranteed minimum of 10 years. Each payee must be at least 35 years old when payments begin. Payments will continue as long as either payee is living. If both payees die before the end of the minimum period, we will discount the amount of the remaining payments for the 10-year period at the same rate used in calculating income payments. We will pay the discounted amount in a lump sum to the survivor’s estate, unless otherwise provided.

If the payee is not a natural person, our consent must be obtained before selecting an optional payment plan. Fixed income payments, if selected, will begin on the date we receive due proof of the Annuitant’s death or on the contract’s Maturity Date. Variable income payments will begin within seven days after the date payments would begin under the corresponding fixed option. Payments under Optional Payment Plan 4 (Interest Income) will begin at the end of the first interest period after the date proceeds are otherwise payable.

All payments under Option Payment Plan 2 (Income for a Fixed Period), Optional Payment Plan 3 (Income of a Definite Amount) and Optional Payment Plan 4 (Interest Income) may be redeemed by the payee upon written request to our Home Office. Payments made under Optional Payment Plan 1 (Life Income with Period Certain) and Optional Payment Plan 5 (Joint Life and Survivor Income) are not redeemable. If a request for redemption is received for Optional Payment Plans 2, 3 or 4 in good order, the payment will generally be made within seven days, however, some states require us to reserve the right to defer payments from the Guarantee Account for up to six months from the date we receive the request for payment.

VARIABLE INCOME PAYMENTS

The monthly amount of your first variable income payment will equal your Contract Value as of the Maturity Date, less any premium taxes, multiplied by the monthly payment rate for the payment plan you choose (at an assumed interest rate of 3%), divided by 1,000. We determine subsequent payments based on Annuity Units.

On the Maturity Date, we determine the number of Annuity Units for each Subaccount. This number will not change unless you make a transfer. On the Maturity Date, the number of Annuity Units for a Subaccount is the portion of the first payment from that Subaccount divided by the Annuity Unit value for that Subaccount on the day the first payment is due. Each subsequent variable income payment will equal the sum of payments for each Subaccount. The payment for a Subaccount is the number of Annuity Units for that Subaccount multiplied by the Annuity Unit value for that Subaccount seven days before the monthly anniversary of the Maturity Date.

Following the Maturity Date, the Annuity Unit value of each Subaccount for any Valuation Period will equal the Annuity Unit value for the preceding Valuation Period multiplied by the product of (a) and (b), where:

(a)	is the net investment factor for the Valuation Period for which we are calculating the Annuity Unit value; and

(b)	is an assumed interest rate factor equal to .99991902 raised to a power equal to the number of days in the Valuation Period.

The assumed interest rate factor in (b) above is the daily equivalent of dividing by one plus the assumed investment interest rate of 3%. We may offer a plan that has a different assumed investment interest rate. If we do, the assumed interest rate factor we use in (b) above would change.

TRANSFERS AFTER THE MATURITY DATE

If we are making variable income payments, the payee may change the Subaccounts from which we are making the payments once each calendar year. Transfers may not be made if income payments are being received pursuant to the terms of the Guaranteed Income Rider Option. The transfer will be effective as of the end of the Valuation Period during which we receive the written transfer request at our Home Office. We reserve the right to refuse to execute any transfer if any of the Subaccounts that would be affected by the transfer is unable to purchase or redeem shares of the Portfolio in which the Subaccount invests or if the transfer would adversely affect Annuity Unit values. If the number of Annuity Units remaining in a Subaccount after a transfer is less than 1, we will transfer the remaining balance in addition to the amount requested for the transfer. We will not allow a transfer into any Subaccount unless the number of Annuity Units of that Subaccount after the transfer is at least 1. The amount of the income payment as of the date of the transfer will not be affected by the transfer. We will not charge for transfers made after the Maturity Date.

For contracts issued prior to May 1, 2003, we do not permit transfers between the Subaccounts and the Guarantee Account after the Maturity Date. We also do not permit transfers in the Guarantee Account from one interest rate guarantee period to another interest rate guarantee period.

GUARANTEED INCOME RIDER

This rider provides a guaranteed income benefit. The benefit provides a series of payments determined on the earlier of the date you designate payments from the GIS Subaccount(s) to begin (the “Income Start Date”) or the date you annuitize the contract (the Maturity Date”). You may not make payments directly to the GIS Subaccount(s). Payments to the GIS Subaccount(s) must be made through a series of monthly payments referred to as a segment. Each guaranteed income benefit is comprised of one or more guaranteed income segments.

Each segment has its own effective date, Income Start Date, series of scheduled transfers, and monthly income plan. If you wish to elect this rider, you must do so at the time of application. You may add additional segments on any contract monthly anniversary for a maximum of five segments, provided the Annuitant is age 70 or younger at the time the segment is elected. We reserve the right to allow additional segments in the future.

SCHEDULED TRANSFERS

The first scheduled transfer is made to the GIS Subaccount(s) as of the effective date of the segment. Scheduled transfers will continue to be made on each monthly anniversary of that date until the earlier of the Income Start Date or the Maturity Date. If any month ends before the monthly anniversary or on a day that is not a Valuation Day, the next Valuation Day will be treated as the monthly anniversary for that month.

Only scheduled transfers can be made into the GIS Subaccount(s). Premium payments may not be made directly to the GIS Subaccount(s). Scheduled transfers are made first to the GIS Subaccount(s) of the segment that has been in effect for the longest period of time.

Scheduled transfers will first be made on a prorata basis from the Subaccounts to which you have allocated assets, excluding the GIS Subaccount(s).

There is a minimum scheduled transfer of $100. If amounts available for transfer on the date of the scheduled transfer are not enough to make the scheduled transfer, that scheduled transfer and any future scheduled transfers will not be made with respect to that segment. Your guaranteed income floor for that segment will be based upon scheduled transfers made to that date.

WITHDRAWALS AND TRANSFERS

You may take a withdrawal or make transfers from the GIS Subaccount(s) at any time prior to the earlier of the Income Start Date or the Maturity Date. Once you take a withdrawal or make a transfer from a segment, you will not be permitted to make any additional scheduled transfers to that segment. Your guaranteed income floor will be adjusted to reflect the amount withdrawn or transferred. After such withdrawal or transfer, the number of scheduled transfers made will equal:

(a)	the number of scheduled transfers made prior to such withdrawal or transfer; multiplied by

(b)	the value of the applicable GIS Subaccount(s) after such withdrawal or transfer; divided by

(c)	the value of the applicable GIS Subaccount(s) before such withdrawal or transfer.

Unless you instruct otherwise, withdrawals will first be deducted from the Subaccounts in which you have allocated assets, excluding the GIS Subaccount(s). These deductions will be taken on a prorata basis. Withdrawals will then be deducted from the GIS Subaccount(s) from the segment that has been in effect for the shortest period of time.

Transfers from the GIS Subaccount(s) will be subject to the provisions in the “Transfers” provision in this prospectus.

MONTHLY INCOME

On the Income Start Date, we will begin making monthly income payments in accordance with the monthly income plan chosen by you. The Income Start Date for the first segment is determined at application. The Income Start Date for each additional segment is determined at the time that segment is added to the contract. Once established, these Income Start Dates cannot be changed. For a single Annuitant, monthly income will be based on a Life Income with a 10 Year Period Certain Plan. For Joint Annuitants, monthly income will be based on a Joint Life and Survivor Income with 10 Year Period Certain plan. Different options may be elected prior to the effective date of the segment and must be approved by us. Please note that all optional payment plans listed may not be available. See the “Optional Payment Plans” section of the “Income Payments” provision in this prospectus for additional information on available payment options.

Once monthly income payments begin, we will allocate payments to the Investment Options in which you have allocated assets at that time, excluding the GIS Subaccount(s), unless you choose to have monthly income payments made directly to you. Monthly income is calculated as of the first Valuation Day of each Annuity Year. If the first day of the Annuity Year does not begin on a Valuation Day, payments will be calculated on the next succeeding Valuation Day. Monthly income from the segment will not change from month to month during an Annuity Year, however, if another segment begins monthly payments after payments have already begun from other segments, your total monthly payments may increase due to the fact payments are being made from multiple segments.

HOW INCOME PAYMENTS ARE CALCULATED

Initial Income Payment	The initial annual income amount under any applicable payment plan is calculated by taking (a) multiplied by (b), divided by (c), where:

(a)	is the annual income rate per $1,000 in the contract for the income payment plan elected and the settlement age(s) of the Annuitant(s) as shown in the rider as of the Income Start Date;

(b)	is the value in the applicable GIS Subaccount(s) as of the Income Start Date, less any applicable premium tax; and

(c)	is $1,000.

Income rates, for purposes of the Guaranteed Income Rider, are based on the Annuity 2000 Mortality Table, using an assumed interest rate of 3.5%

Subsequent Income Payments

Subsequent income payments are determined by Annuity Units. The amount of any subsequent annual income amount may be greater or less than the initial amount. The number of Annuity Units is determined by dividing the dollar amount of the initial annual income amount by the Annuity Unit values as of the Income Start Date. Your number of Annuity Units under a particular segment remains fixed. The dollar amount of each subsequent annual income amount is determined by multiplying your number of Annuity Units by the Annuity Unit value as of the Valuation Day each Annuity Year begins.

The guaranteed income floor is equal to (a) multiplied by (b) multiplied by (c), where:

(a)	is the scheduled transfer;

(b)	is the guaranteed annual income factor divided by 12; and

(c)	is the number of scheduled transfers made.

The initial monthly income is the greater of the level income amount and the guaranteed income floor. We determine the level income amount by applying the annual income amount to a 12-month, period certain, single payment immediate annuity. An adjustment account is established on the Income Start Date. The value of the adjustment account will be the greater of (a) and (b), where:

(a)	is zero; and

(b)	is 12 multiplied by the guaranteed income floor minus 12 multiplied by the initial level income amount.

The actual monthly income in subsequent Annuity Years is the greater of (a) and (b), where:

(a)	is the subsequent level income amount minus any value in the adjustment account as of the date the last monthly income was made, divided by 12; and

(b)	is the guaranteed income floor.

For monthly income in subsequent annuity years, the value of the adjustment account will be the greater of (a) and (b) where:

(a)	is zero; and

(b)	is the value of the adjustment account as of the date that the last monthly income was made, plus 12, multiplied by the actual subsequent monthly income, minus 12, multiplied by the subsequent level income amount.

On the Income Start Date, if any monthly income would be $100 or less, we reserve the right to reduce the frequency of transfers or payments to an interval that would result in each amount being at least $100. If the annual amount is less than $100, we will pay you the value in the applicable GIS Subaccount as of the Income Start Date and that segment will terminate.

On the Maturity Date, no further scheduled transfers can be added to the GIS Subaccount(s). On this date, monthly income will be included as part of income payments in accordance with your income payment plan selected.

DEATH PROVISIONS	The following provisions apply to any and all segments with regard to the death of any Annuitant.

Special Distribution Rules when Death Occurs Before Income Start Date and the Maturity Date

For a surviving spouse who is an Annuitant and a designated beneficiary, the following will apply:

(1)	Upon notification of death:

(a)	the value of all Subaccounts, excluding the value of the GIS Subaccount(s), will be transferred to the GE Investments Funds, Inc. — Money Market Fund; and

(b)	scheduled transfers will continue to be made.

(2)	If the surviving spouse elects to continue the contract, on receipt of proof of death and all required forms at our Home Office:

(a)	the death benefit under the contract will be allocated on a prorata basis to the investment options in which assets are then allocated;

(b)	all current segments will continue; and

(c)	the surviving spouse may elect to fund new segments on a contract monthly anniversary, if then eligible.

For a surviving spouse, who is the designated beneficiary of any portion of the contract but not an Annuitant, the following will apply;

(1)	Upon notification of death;

(a)	the value of all Subaccounts, including the GIS Subaccount(s), will be transferred to the GE Investments Funds, Inc. — Money Market Fund; and

(b)	all existing segments will terminate.

(2)	If the surviving spouse elects to continue the contract, on receipt of proof of death and all required forms at our Home Office:

(a)	we will allocate the death benefit under the contract on a prorata basis to the investment options in which assets are then allocated; and

(b)	the surviving spouse may elect to fund new segments on a contract monthly anniversary, if then eligible.

Special Distribution Rules when Death Occurs On or After The Income Start Date and Before The Maturity Date

On the Income Start Date, the death benefit is reduced prorata by the same proportion that the value in the GIS Subaccount(s) is to the total Contract Value.

If any Annuitant dies after the Income Start Date but before the Maturity Date proceeds will be paid under this rider, unless the surviving spouse continues the contract. The amount of proceeds payable under this rider will be the greater of (a) and (b), where:

(a)	is the commuted value of the remaining period certain of the guaranteed income floor; and

(b)	is the commuted value of the remaining period certain of the Annual Income Amount.

Commuted values will be calculated at a rate not greater than 1% above the rate at which the payments and Annuity Units were calculated. We will calculate the commuted values on the date that we receive proof of death and all required forms at our Home Office.

For a surviving spouse who is an Annuitant and designated beneficiary, the following will apply:

(1)	Upon notification of death:

(a)	the value of all Subaccounts, excluding the value of the GIS Subaccount(s), will be transferred to the GE Investments Funds, Inc. —Money Market Fund; and

(b)	scheduled transfers will continue to be made.

(2)	If the surviving spouse elects to continue the contract, on receipt of proof of death and all required forms at our Home Office:

(a)	the death benefit will be allocated on a prorata basis to the investment options in which assets are then allocated including any rider segments that are in effect prior to the Income Start Date;

(b)	all current segments will continue; and

(c)	the surviving spouse may elect to fund new segments on any contract monthly anniversary, provided he or she meets the eligibility requirements.

For a surviving spouse, who is the designated beneficiary of any portion of the contract but not an Annuitant, the following will apply;

(1)	Upon notification of death;

(a)	all value of the Subaccounts will be transferred to the GE Investments Funds, Inc. — Money Market Fund; and

(b)	all existing segments not past the Income Start Date will terminate.

(2)	If the surviving spouse elects to continue the contract, on receipt of proof of death and all required forms at our Home Office:

(a)	the death benefit will be allocated on a prorata basis to the investment options in which assets are then allocated;

EXAMPLE

The following example shows how the Guaranteed Income Rider works based on hypothetical values. It is not intended to depict investment performance of the contract. The example assumes that an owner purchases a contract with a male Annuitant age 55 at the time of issue and has elected a Life Income with 10 Years Certain payment plan. In addition, the example assumes that:

(1)	the owner purchases the contract for $80,000;

(2)	the owner makes no additional purchase payments;

(3)	the owner purchases only one segment;

(4)	the contract, including the GIS Subaccount investing in shares of the GE Investments Funds, Inc. — Total Return Fund, earns a net return of 7.1%;

(5)	the owner makes scheduled transfers of $675 at the first of every month (for a total of $8,100 per year) for 10 years; and

(6)	the owner annuitizes the GIS Subaccount at the end of the 10th year.

Year	Value of Subaccounts at Beginning of Year	Scheduled Transfers Made	Value of Subaccounts at End of Year	Value of GIS Subaccount at Beginning of Year	Scheduled Transfers Made	Value of GIS Subaccount at End of Year	Guaranteed Minimum Annual Payment Accrued

1	80,000	8,100	77,077	0	8,100	8,397	740
2	77,077	8,100	73,955	8,397	8,100	17,368	1,480
3	73,955	8,100	70,618	17,368	8,100	26,952	2,221
4	70,618	8,100	67,053	26,952	8,100	37,192	2,961
5	67,053	8,100	63,245	37,192	8,100	48,132	3,701
6	63,245	8,100	59,175	48,132	8,100	59,819	4,441
7	59,175	8,100	54,828	59,819	8,100	72,306	5,181
8	54,828	8,100	50,182	72,306	8,100	85,646	5,922
9	50,182	8,100	45,219	85,646	8,100	99,899	6,662
10	45,219	8,100	39,917	99,899	8,100	115,125	7,402

Assuming the above, we will make guaranteed payments of $7,402 (annually) to the owner for the life of the Annuitant or for 10 years, whichever is longer. The table below shows how calculated payments and the adjustment account may vary and affect the payment to the owner.

Year	Calculated Payment	Guaranteed Payment	Payment to Owner	Adjustment Account Balance

11	7,844	7,402	7,844	0
12	8,097	7,402	8,097	0
13	8,358	7,402	8,358	0
14	8,628	7,402	8,628	0
15	8,906	7,402	8,906	0
16	9,193	7,402	9,193	0
17	9,489	7,402	9,489	0
18	9,795	7,402	9,795	0
19	10,111	7,402	10,111	0
20	10,437	7,402	10,437	0

TAX TREATMENT OF GUARANTEED INCOME RIDER

Monthly income payments allocated to investment options under the contract and other transfers to investment options are generally not subject to tax. However, if you have elected to have monthly income payments paid to you and subsequently direct that they be allocated to investment options under the contract, monthly income payments so allocated may be subject to tax under certain circumstances. If you have elected to have monthly income payments paid to you, you should consult a tax adviser before changing that election.

Monthly income payments and other distributions you receive before the Maturity Date are subject to tax as partial withdrawals. If your contract is a Non-Qualified Contract, this means that you will pay tax at ordinary income tax rates on the amount you receive to the extent that your Contract Value before the monthly income payment exceeds your “investment in the contract,” i.e., generally, the total of your purchase payments under the contract reduced by any amounts you previously received from the contract that you did not include in your income. (It is important to note that the taxation of each payment is determined based on the total Contract Value and total investment in the contract, not the value in a particular segment or the purchase payments that may be considered to have been allocated to that segment.) The Code imposes a higher rate of tax on ordinary income than it does on capital gains. Monthly income payments you receive before the Maturity Date may also be subject to a penalty tax equal to 10% of the amount of such payments that are included in your gross income.

Monthly income payments you receive on or after the Maturity Date will be subject to tax as annuity payments. A portion of each payment will be treated as nontaxable recovery of your “investment in the contract” (see above) and the remainder will be taxed at ordinary income tax rates. We will notify you annually of the taxable amount of your annuity payments. Once you have recovered the total amount of your “investment in the contract,” you will pay tax on the full amount of your annuity payments. If annuity payments cease because of the death of the Annuitant(s) and before the total amount of the “investment in the contract” has been recovered, the unrecovered amount generally will be deductible.

Persons intending to use the contract in connection with a qualified retirement plan should obtain advice from a tax adviser.

For further information on the tax treatment of partial withdrawals and annuity payments, see “Federal Tax Matters,” below.

(b)	any segment past its Income Start Date will continue any remaining period certain payments; and

(c)	the surviving spouse may elect to fund new segments on any contract monthly anniversary, provided he or she meets the eligibility requirements.

OTHER CONTRACT CHARGES	Any other contract charge not taken on a daily basis, will first be deducted on a prorata basis from all Subaccounts, excluding the GIS Subaccount(s). Any remaining charges will be deducted prorata from the GIS Subaccount(s) in the oldest segment(s) that have not reached their Income Start Date(s).

TERMINATION OF RIDER	This rider will terminate on the contract anniversary following the first date that there are no segments, unless the Annuitant and any Joint Annuitant are eligible to buy a segment on that date.

OWNERSHIP AND CHANGE OF OWNERSHIP

On the date that the contract is assigned or sold, unless under an involuntary assignment effected by legal process or otherwise approved by us, all amounts in the GIS Subaccount(s) will be transferred to the GE Investments Funds, Inc. — Money Market Fund.

If you marry after issue, you may add your spouse as a Joint Owner and Joint Annuitant or as a Joint Annuitant only, subject to our approval.

For purposes of this rider:

•	a non-natural Owner must name an Annuitant and may name a Joint Annuitant;

•	a natural individual Owner must also be an Annuitant;

•	if there is only one natural Owner, that Owner may name his or her spouse as a Joint Annuitant.

Federal Tax Matters

INTRODUCTION

This part of the prospectus discusses the Federal income tax treatment of the contract. The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances.

This discussion does not address all of the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences, or state or local tax consequences, associated with a contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.

TAXATION OF NON-QUALIFIED POLICIES

This part of the discussion describes some of the Federal income tax rules applicable to Non-Qualified Contracts. A Non-Qualified Contract is a contract not issued in connection with a qualified retirement plan receiving special tax treatment under the Code, such as an individual retirement annuity or a section 401(k) plan.

Tax deferral on earnings.    The Federal income tax law does generally not tax any increase in an owner’s Contract Value until there is a distribution from the contract. However, certain requirements must be satisfied in order for this general rule to apply, including:

•	an individual must own the contract (or the tax law must treat the contract as owned by an individual);

•	the investments of the Separate Account must be “adequately diversified” in accordance with Internal Revenue Service (“IRS”) regulations;

•	the owner’s right to choose particular investments for a contract must be limited; and

•	the contract’s Maturity Date must not occur near the end of the Annuitant’s life expectancy.

Contracts not owned by an individual — no tax deferral and loss of interest deduction.    As a general rule, the Code does not treat a contract that is owned by an entity (rather than an individual) as an annuity contract for Federal income tax purposes. The entity owning the contract pays tax each year on the excess of the annual increase in Contract Value. Contracts issued to a corporation or a trust are examples of contracts where the owner is currently taxed on the contract’s earnings.

There are several exceptions to this rule. For example, the Code treats a contract as owned by an individual if the nominal owner is a trust or other entity that holds the contract as an agent for an individual. However, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees.

In the case of a contract issued after June 8, 1997 to a taxpayer that is not an individual, or a contract held for the benefit of an entity, the entity will lose its deduction for a portion of its otherwise deductible interest expenses. This disallowance does not apply if the nonnatural owner pays tax on the annual increase in the Contract Value. Entities that are considering purchasing the contract, or entities that will benefit from someone else’s ownership of a contract, should consult a tax adviser.

Investments in the Separate Account must be diversified.    For a contract to be treated as an annuity contract for Federal income tax purposes, the investments of the Separate Account must be “adequately diversified.” The IRS has issued regulations that prescribe standards for determining whether the investments of the Separate Account, including the assets of each Portfolio in which the Separate Account invests, are adequately diversified. If the Separate Account fails to comply with these diversification standards, the owner could be required to pay tax for the year of such failure and each subsequent year on the untaxed income accumulated in the contract.

Although we do not control the investments of all of the Funds (we only indirectly control those of GE Investments Funds, Inc., through an affiliated company), we expect that the Funds will comply with the IRS regulations so that the Separate Account will be considered “adequately diversified.”

Restrictions on the extent to which an owner can direct the investment of assets.    Federal income tax law limits the owner’s right to choose particular investments for the contract. The U.S. Treasury Department stated in 1986 that it expected to issue guidance clarifying those limits, but it has not yet done so. Thus, the nature of the limits is currently uncertain. As a result, an owner’s right to allocate assets among the Portfolios may exceed those limits. If so, the owner would be treated as the owner of the assets of the Separate Account and thus be subject to current taxation on the income and gains from those assets.

We do not know what limits the Treasury Department may set forth in any guidance that they may issue or whether any such limits will apply to existing contracts. We therefore reserve the right to modify the contract without the owner’s consent to attempt to prevent the tax law from considering an owner as the owner of the assets of the Separate Account.

Age at which annuity payments must begin.    Federal income tax rules do not expressly identify a particular age by which annuity payments must begin. However, those rules do require that an annuity contract provide for amortization, through annuity payments of the contract’s premiums paid and earnings. If annuity payments begin at a date that the IRS determines does not satisfy these rules, interest and gains under the contract could be taxable each year as they accrue.

No guarantees regarding tax treatment.    We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the remainder of this discussion assumes that your contract will be treated as an annuity contract for Federal income tax purposes and that the tax law will not impose tax on any increase in your Contract Value until there is a distribution from your contract.

Partial and total surrenders.    A partial surrender occurs when you receive less than the total amount of the contract’s Surrender Value. In the case of a partial surrender, you will pay tax on the amount you receive to the extent your Contract Value before the partial surrender exceeds your “investment in the contract.” (This term is explained below.) This income (and all other income from your contract) is ordinary income. The Code imposes a higher rate of tax on ordinary income than it does on capital gains.

A surrender occurs when you receive the total amount of the contract’s Surrender Value. In the case of a surrender, you will pay tax on the amount you receive to the extent it exceeds your “investment in the contract.”

Your “investment in the contract” generally equals the total of your premium payments under the contract, reduced by any amounts you previously received from the contract that you did not include in your income.

Your contract imposes charges relating to the death benefit including any death benefit received due to an optional rider. It is possible that all or a portion of these charges could be treated as surrenders from the contract.

In the case of Systematic Withdrawals, the amount of each Systematic Withdrawal should be considered a distribution and taxed in the same manner as a partial surrender from the contract.

Assignments and pledges.    The Code treats any assignment or pledge of (or agreement to assign or pledge) any portion of your Contract Value as a partial surrender of such amount or portion.

Gifting a contract.    If you transfer ownership of your contract — without receiving full and adequate consideration — to a person other than your spouse (or to your former spouse incident to divorce), you will pay tax on your Contract Value to the extent it exceeds your “investment in the contract.” In such a case, the new owner’s “investment in the contract” will be increased to reflect the amount included in your income.

Taxation of annuity payments.    The Code imposes tax on a portion of each annuity payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your “investment in the contract.” We will notify you annually of the taxable amount of your annuity payment.

Pursuant to the Code, you will pay tax on the full amount of your annuity payments once you have recovered the total amount of the “investment in the contract.” If annuity payments cease because of the death of the Annuitant(s) and before the total amount of the investment in the contract has been recovered, the unrecovered amount generally will be deductible.

If proceeds are left with us (Optional Payment Plan 4), they are taxed in the same manner as a surrender. The owner must pay tax currently on the interest credited on these proceeds. This treatment could also apply to Plan 3 if the payee is at an advanced age.

Taxation of Cross Funded Annuity contracts.    You may authorize partial surrenders from this annuity to be applied to satisfy the scheduled installments into the Scheduled Purchase Payment Variable Deferred Annuity. In that event, based on a Private Letter Ruling issued by the IRS on July 30, 2002 (PLR 200243047), we believe that the tax treatment set forth below will apply to Non-Qualified Contracts and we will report relevant transactions to the IRS on the basis that:

(1)	this Funding Annuity and the Scheduled Purchase Payment Variable Deferred Annuity will be aggregated and treated as a single annuity contract for tax purposes;

(2)	amounts transferred from this Funding Annuity to the Scheduled Purchase Payment Variable Deferred Annuity will not be treated as a taxable distribution, but instead as a non-taxable transfer of assets within a single variable deferred annuity contract;

(3)	if amounts are distributed from either this Funding Annuity or the Scheduled Purchase Payment Variable Deferred Annuity before the Maturity Date, such amounts will be taxed to the extent there is any aggregate gain in this Funding Annuity and the Scheduled Purchase Payment Variable Deferred Annuity; and

(4)	distributions from this Funding Annuity and the Scheduled Purchase Payment Variable Deferred Annuity beginning on the Maturity Date will be aggregated and taxed on a pro rata basis.

A portion of each aggregate distribution on or after the Maturity Date will be treated as a non-taxable return of the aggregate investment in this Funding Annuity and the

Scheduled Purchase Payment Variable Deferred Annuity and the remaining portion of such aggregate distribution will be treated as taxable, until all such aggregate investment in this Funding Annuity and the Scheduled Purchase Payment Variable Deferred Annuity has been recovered. After that, all distributions from this Funding Annuity and the Scheduled Purchase Payment Variable Deferred Annuity will be fully taxable.

For Non-Qualified Contracts, if the Maturity Date of this Funding Annuity is changed so that this annuity and the Scheduled Purchase Payment Variable Deferred Annuity have different Maturity Dates, the resulting tax consequences will be uncertain and possibly less favorable than those set forth above.

Except as otherwise required by law, transfers of assets between contracts with different Maturity Dates and different surrenders of assets from such contracts will be treated as taxable surrenders, with gain determined on an aggregate basis in accordance with Code Section 72(e)(11).

Taxation of death benefit.    We may distribute amounts from your contract because of the death of an owner, a joint owner, or an Annuitant. The tax treatment of these amounts depends on whether the owner, joint owner, or Annuitant (or Joint Annuitant, if applicable) dies before or after the contract’s Maturity Date.

Taxation of death benefit if paid before the contract’s Maturity Date:

•	The death benefit is taxed in the same manner as annuity payments if received under an optional payment plan.

•	If not received under an optional payment plan, the death benefit is taxed in the same manner as a surrender.

Taxation of death benefit if paid after the contract’s Maturity Date:

•	If received in accordance with the existing optional payment plan, the death benefit is excludible from income to the extent that it does not exceed the unrecovered “investment in the contract.” All annuity payments in excess of the unrecovered “investment in the contract” are includible in income.

•	If received in a lump sum, the tax law imposes tax on the death benefit to the extent it exceeds the unrecovered “investment in the contract.”

Penalty taxes payable on surrenders, partial surrenders or annuity payments.     The Code may impose a penalty tax equal to 10% of the amount of any payment from your contract that is included in your gross income. The Code does not impose the 10%

penalty tax if one of several exceptions applies. These exceptions include partial and total surrenders or annuity payments that:

•	you receive on or after you reach age 59 1/2;

•	you receive because you became disabled (as defined in the tax law);

•	are received on or after the death of an owner; or

•	you receive as a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer.

It is uncertain whether Systematic Withdrawals will qualify for this last exception. If they do, any modification of the Systematic Withdrawals, including additional partial surrenders apart from the Systematic Withdrawals, could result in certain adverse tax consequences. In addition, transfers among the Subaccounts may result in payments not qualifying for this exception.

Special rules if you own more than one contract.    In certain circumstances, you must combine some or all of the Non-Qualified Contracts you own in order to determine the amount of an annuity payment, a total surrender, or a partial surrender that you must include in income. For example:

•	if you purchase a contract described by this prospectus and also purchase at approximately the same time an immediate annuity, the IRS may treat the two contracts as one contract;

•	if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract.

The effects of such aggregation are not clear. However, it could affect:

•	the amount of a surrender, a partial surrender or an annuity payment that you must include in income; and

•	the amount that might be subject to a penalty tax.

SECTION 1035 EXCHANGES

Under Section 1035 of the Code, the exchange of one annuity contract for another annuity contract generally is not taxed (unless cash is distributed). To qualify as a nontaxable exchange however, certain conditions must be satisfied, e.g., the obligee(s) under the new annuity contract must be the same obligee(s) as under the original contract.

Upon the death of a non-spousal joint owner, the contract provides the surviving joint owner with the option of using the proceeds of this contract to purchase a separate annuity contract with terms and values that are substantially similar to those of this contract. Exercise of this option will not qualify as a tax-free exchange under Section 1035.

QUALIFIED RETIREMENT PLANS

We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with retirement plans that receive special tax treatment are called a “Qualified Contracts.” We may not offer all of the types of Qualified Contracts described herein in the future. Prospective purchasers should contact our Home Office to learn the availability of Qualified Contracts at any given time.

The Federal income tax rules applicable to qualified retirement plans are complex and varied. As a result, this prospectus makes no attempt to provide more than general information about use of the contract with the various types of qualified retirement plans and individual retirement arrangements. Persons intending to use the contract in connection with a qualified retirement plan should obtain advice from a tax adviser.

Types of Qualified Contracts.    The types of Qualified Contracts currently being offered include:

•	Traditional Individual Retirement Accounts (IRAs) permit individuals to make annual contributions of up to the lesser of a specified dollar amount for the year or the amount of compensation includible in the individual’s gross income for the year. Certain employers may establish Simplified Employee Pensions (SEPs), which have higher contribution limits, on behalf of their employees. The Internal Revenue Service has not reviewed the contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision like the optional death benefit provisions in the contract comports with IRA qualification requirements.

•	Roth IRAs permit certain eligible individuals to make non-deductible contributions to a Roth IRA. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59½ (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA.
•	Corporate pension and profit-sharing plans under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans (“H.R. 10 or Keough plans”) for themselves and their employees.
•	403(b) Plans allow employees of certain tax-exempt organizations and public schools to exclude from their gross income the premium payments made, within certain limits, to a contract that will provide an annuity for the employee’s retirement. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59½, severance from employment, death or disability. Salary reduction contributions (but not earnings) may also be distributed upon hardship, but would generally be subject to penalties.

Terms of qualified retirement plans and Qualified Contracts.    The terms of a qualified retirement plan may affect your rights under a Qualified Contract. When issued in connection with a qualified retirement plan, we will amend a contract as generally necessary to conform to the requirements of the type of plan. However, the rights of any person to any benefits under qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the contract. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.

The death benefit and Qualified Contracts.    Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the death benefit, including that provided by any death benefit rider option, from being provided under the contracts when we issue the contracts as Traditional IRAs, Roth IRAs or SEPs. However, the law is unclear and it is possible that the presence of the death benefit under a contract issued as a Traditional IRA, Roth IRA or a SEP could disqualify a contract and result in increased taxes to the owner.

It is also possible that the death benefit could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in currently taxable income to purchasers. In addition, there are limitations on the amount of incidental death benefits that may be provided under qualified retirement plans, such as in connection with a 403(b) plan. Even if the death benefit under the contract were characterized as an incidental death benefit, it is unlikely to violate those limits unless the purchaser also purchases a life insurance contract in connection with such plan.

Treatment of Qualified Contracts compared with Non-Qualified Contracts.    Although some of the Federal income tax rules are the same for both Qualified and Non-Qualified Contracts, many of the rules are different. For example:

•	the Code generally does not impose tax on the earnings under either Qualified or Non-Qualified Contracts until the earnings are distributed;

•	the Code does not limit the amount of premium payments and the time at which premium payments can be made under Non-Qualified Contracts. However, the Code does limit both the amount and frequency of premium payments made to Qualified Contracts;

•	the Code does not allow a deduction for premium payments made for Non-Qualified Contracts, but sometimes allows a deduction or exclusion from income for premium payments made to a Qualified Contract.

The Federal income tax rules applicable to qualified retirement plans and Qualified Contracts vary with the type of plan and contract. For example, Federal tax rules limit the amount of premium payments that can be made, and the tax deduction or exclusion that may be allowed for the premium payments. These limits vary depending on the type of qualified retirement plan and the circumstances of the plan participant, e.g., the participant‘s compensation.

Under most qualified retirement plans. e.g., 403(b) plans and Traditional IRAs, the owner must begin receiving payments from the contract in certain minimum amounts by a certain date, (generally age 70 1/2 for Traditional IRAs and SEPs and the later of 70 1/2 or retirement for other Qualified Contracts). However, these “minimum distribution rules” generally do not apply to a Roth IRA.

Amounts received under Qualified Contracts.    Federal income tax rules generally include distributions from a Qualified Contract in your income as ordinary income. Premium payments that are deductible or excludible from income do not create “investment in the contract.” Thus, under many Qualified Contracts there will be no

“investment in the contract” and you include the total amount you receive in your income. There are exceptions. For example, you do not include amounts received from a Roth IRA if certain conditions are satisfied. In addition, failure to comply with the minimum distribution rules applicable to certain qualified retirement plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified retirement plan.

Federal penalty taxes payable on distributions.     The Code may impose a penalty tax equal to 10% of the amount of any payment from your Qualified Contract that is includible in your income. The Code does not impose the penalty tax if one of several exceptions apply. The exceptions vary depending on the type of Qualified Contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a partial surrender, surrender, or annuity payment:

•	received on or after the owner reaches age 59 1/2;

•	received on or after the owner’s death or because of the owner’s disability (as defined in the tax law);

•	received as a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer; or

•	received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.

Moving money from one Qualified Contract or qualified retirement plan to another.    Rollovers and transfers:    In many circumstances you may move money between Qualified Contracts and qualified retirement plans by means of a rollover or a transfer. Recent legislation has expanded these rollover options, including permitting for the first time the rollover of your after-tax contributions, for distributions made between 2002 and 2011. Special rules apply to such rollovers and transfers. If you do not follow the applicable rules, you may suffer adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. You should always consult a qualified tax adviser before you move or attempt to move assets between any Qualified Contract or plan and another Qualified Contract or plan.

Direct rollovers:     The direct rollover rules apply to certain payments (called “eligible rollover distributions”) from section 401(a) plans, section 403(b) plans, H.R. 10 plans, and Qualified Contracts used in connection with these types of plans. (The direct rollover rules do not apply to distributions from IRAs.) The direct rollover rules require Federal income tax equal to 20% of the eligible rollover distribution to be withheld from the amount of the distribution, unless the owner elects to have the amount directly transferred to certain Qualified Contracts or plans. Certain restrictions apply to the ability to rollover any after-tax amounts.

Prior to receiving an eligible rollover distribution from us, we will provide you with a notice explaining these requirements and the procedure for avoiding 20% withholding by electing a direct rollover.

FEDERAL INCOME TAX WITHHOLDING

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless the distributee notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time you request a partial or total surrender, or annuity payment, we will send you forms that explain the withholding requirements.

STATE INCOME TAX WITHHOLDING

If required by the law of your state, we will also withhold state income tax from the taxable portion of each distribution made under the contract, unless you make an available election to avoid withholding. If permitted under state law, we will honor your request for voluntary state withholding.

TAX STATUS OF THE COMPANY

Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the Separate Account. We do not anticipate that we will incur any Federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.

CHANGES IN THE LAW

This discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. Congress, the IRS, and the courts may modify these authorities, however, sometimes retroactively.

Requesting Payments

To request a payment, you must provide us with notice in a form satisfactory to us. We will ordinarily pay any partial surrender or total surrender proceeds from the Separate Account within seven days after receipt at our Home Office of a request in good order. We also will ordinarily make payment of lump sum death benefit proceeds from the Separate Account within seven days from the receipt of due proof of death and all required forms. We will determine payment amount as of the end of the Valuation Period during which our Home Office receives the payment request or due proof of death and all required forms. State law requires that we reserve the right to defer payments from the Guarantee Account for a partial surrender or total surrender for up to six months from the date we receive your payment request.

In most cases, when we pay death benefit proceeds in a lump sum, we will pay these proceeds either:

(1)	to your designated beneficiary directly in the form of a check; or

(2)	by establishing an interest bearing account, called the “GE Secure Access Account,” for the designated beneficiary, in the amount of the death benefit.

When establishing the GE Secure Access Account we will send the designated beneficiary a checkbook within seven days after we receive all the required documents, and the designated beneficiary will have immediate access to the account simply by writing a check for all or any part of the amount of the death benefit payment. The GE Secure Access Account is part of our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the GE Secure Access Account. If we do not receive instructions from the designated beneficiary with regard to the form of death benefit payment, we will automatically establish the GE Secure Access Account.

We may delay making a payment from the Subaccount or applying Subaccount value to a payment plan if:

(1)	the disposal or valuation of the Subaccount is not reasonably practicable because:

•	the SEC declares that an emergency exists (due to the emergency the disposal or valuation of the Separate Account’s assets is not reasonably practicable);

•	the New York Stock Exchange is closed for other than a regular holiday or weekend;

•	trading is restricted by the SEC; or

(2)	the SEC, by order, permits postponement of payment to protect our owners.

We also may defer making any payments attributable to a check or draft that has not cleared until we are satisfied that the check or draft has been paid by the bank on which it is drawn.

Distribution of the Contracts

PRINCIPAL UNDERWRITER

Capital Brokerage Corporation (doing business in Indiana, Minnesota, New Mexico, and Texas as GE Capital Brokerage Corporation) (“Capital Brokerage”) is the distributor and principal underwriter of the contracts. Capital Brokerage, a Washington corporation and an affiliate of ours, is located at 3001 Summer Street, 2nd Floor, Stanford, Connecticut, 06905. Capital Brokerage is registered with the SEC under the Securities Exchange Act of 1934 (“1934 Act”) as a broker-dealer, and is a member of the NASD.

SALES OF THE CONTRACTS

Capital Brokerage offers the contracts through its registered representatives who are registered with the NASD and with the states in which they do business. More information about Capital Brokerage and its registered persons is available at http:/www.nasdr.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD Regulation describing its Public Disclosure Program. Registered representatives with Capital Brokerage are also licensed as insurance agents in the states in which they do business and are appointed by us.

We pay commissions and other marketing related expenses associated with the promotion and sales of the contracts to Capital Brokerage. The amount of the commission varies but is not expected to exceed approximately 1.4% of your aggregate premium payments. We may on occasion pay a higher commission for a short period of time as a special promotion. We pay commissions either as a percentage of premium payments at the time we receive them, as a percentage of Contract Value on an ongoing basis, or in some cases, a combination of both. The commission or a portion of it will be returned to us if the contract is surrendered during the first contract year.

When a contract is sold through a registered representative of Capital Brokerage, Capital Brokerage passes through a portion of the sales commission to the registered representative who sold the contract. Because registered representatives of Capital Brokerage are also agents of ours, they may be eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that we offer, such as conferences, trips, prizes, and awards.

Capital Brokerage may enter into selling agreements with other broker-dealers (including our affiliate, Terra Securities Corporation) registered under the 1934 Act to sell the contracts. Under these agreements, the commission paid to the broker-dealer is not expected to exceed the amount described above. When a contract is sold through another broker-dealer, Capital Brokerage passes through the entire amount of the sales commission to the selling broker-dealer; that broker-dealer may retain a portion of the commission before it pays the registered representative who sold the contract.

The amount of commissions we pay may vary based on the optional benefits an owner elects when he or she purchases the contract. We may offer a range of initial commission and trail commission options (which will take into account, among other things, the length of time the premium payments have been held under the contract, Contract Values and elected features and benefits).

We also may make other payments for services that do not directly involve the sales of the contracts. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

We intend to recover commissions, marketing, administrative and other expenses and costs of contract benefits through fees and charges imposed under the contracts. Commissions paid on the contracts, including other incentives and payments, are not charged directly to you or to your Contract Value.

Capital Brokerage also receives 12b-1 fees from AIM Variable Insurance Funds, AllianceBernstein Variable Products Series Fund, Inc., Federated Insurance Series, Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Fidelity Variable Insurance Products Fund III, Greenwich Street Series Fund, Janus Aspen Series, MFS® Variable Insurance Trust, Nations Separate Account Trust, Oppenheimer Variable Account Funds, The Prudential Series Fund, Inc., Salomon Brothers Variable Series Fund Inc, and Van Kampen Life Investment Trust.

Additional Information

OWNER QUESTIONS	The obligations to owners under the contracts are ours. Please direct your questions and concerns to us at our Home Office.

RETURN PRIVILEGE	Within 10 days after you receive the contract (or such longer period as may be required by applicable law), you may cancel it for any reason by delivering or mailing it postage prepaid to:

GE Life and Annuity Assurance Company

Annuity New Business

6610 West Broad Street

Richmond, Virginia 23230

If you cancel your contract, it will be void. Unless state law requires otherwise, the amount of the refund you receive will equal your Contract Value as of the Valuation Day our Home Office receives the returned contract plus any adjustments required by applicable law or regulation as of the date we receive the contract. If state law requires that we return your premium payments, the amount of the refund will equal the premium payments made less any partial surrenders you previously made. In certain states you may have more than 10 days to return the contract for a refund.

STATE REGULATION

As a life insurance company organized and operated under the laws of the Commonwealth of Virginia, we are subject to provisions governing life insurers and to regulation by the Virginia Commissioner of Insurance.

Our books and accounts are subject to review and examination by the State Corporation Commission of the Commonwealth of Virginia at all times. That Commission conducts a full examination of our operations at least every five years.

EVIDENCE OF DEATH, AGE, GENDER OR SURVIVAL	We may require proof of the age, gender or survival of any person or persons before acting on any applicable contract provision.

RECORDS AND REPORTS

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the Separate Account. At least once each year, we will send you a report showing information about your contract for the period covered by the report. The report will show the total Contract Value and a breakdown of the assets in each Subaccount and, if applicable, the Guarantee

Account. The report also will show premium payments and charges made during the statement period. We also will send you an annual and a semi-annual report for each Portfolio to which you have allocated assets to a corresponding Subaccount, as required by the 1940 Act. In addition, you will receive a written confirmation when you make premium payments, transfers, or take partial surrenders.

OTHER INFORMATION

We have filed a Registration Statement with the SEC, under the Securities Act of 1933 as amended, for the contracts being offered by this prospectus. This prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further information about the Separate Account, the Company, and the contracts offered. Statements in this prospectus about the content of contracts and other legal instruments are summaries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC and available on the SEC’s website at http://www.sec.gov.

LEGAL MATTERS

We, like other insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and/or material settlement payments have been made. Except for the McBride case described below, management believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on our Consolidated Financial Statements.

On October 8, 2003, we agreed in principle to settle the case entitled McBride v. Life Insurance Co. of Virginia dba GE Life and Annuity Assurance Co. The McBride case was filed on November 1, 2000 in Georgia state court. On December 1, 2000, we successfully removed the case to the United States District Court for the Middle District of Georgia. The complaint was brought as a class action on behalf of current and former owners of certain of our universal life insurance policies, and alleges improper practices in connection with the sale and administration of those universal policies. We vigorously deny liability with respect to the plaintiff’s allegations. Nevertheless, to avoid risks and costs associated with protracted litigation and to resolve our differences with contract holders, we agreed in principle on October 8, 2003 to settle the case on a nationwide class action basis. The settlement document have not been finalized, nor has any proposed settlement been submitted to the proposed class and the United States District Court for approval, and a final settlement is not certain.

On a periodic basis, we evaluate and establish our best estimate of reserves for litigation and other contingencies. In connection with this litigation, we have accrued an additional reserve. While uncertainty exists, based on current information and circumstances, we believe that our reserve is within the range of reasonably foreseeable costs of bringing the matter to a conclusion.

Capital Brokerage Corporation, the principal underwriter, is not engaged in any litigation of any material nature.

Appendix A

Examples of the Available Death Benefits

The following examples are for contracts issued on or after the later of May 1, 2003 or the date on which state insurance authorities approve the applicable contract modifications.

BASIC DEATH BENEFIT	The purpose of this example is to show how the Basic Death Benefit works based on purely hypothetical values and is not intended to depict investment performance of the contract.

Example:    Assuming an owner:

(1)	purchases a contract for $100,000;

(2)	makes no additional premium payments and takes no partial surrenders;

(3)	is not subject to premium taxes; and

(4)	the Annuitant is age 75 on the Contract Date then:

Annuitant’s Age	End of Year	Contract Value	Basic Death Benefit

76	1	$103,000	$103,000
77	2	112,000	112,000
78	3	90,000	100,000
79	4	135,000	135,000
80	5	130,000	130,000
81	6	150,000	150,000
82	7	125,000	125,000
83	8	145,000	145,000

Partial surrenders (including partial surrenders immediately allocated to a Scheduled Purchase Payment Variable Deferred Annuity through an approved Annuity Cross Funding Program) will reduce the Basic Death Benefit by the proportion that the partial surrender (including any premium tax assessed) reduces your Contract Value. For example:

Date	Purchase Payment	Contract Value	Basic Death Benefit

3/31/03	$25,000	$25,000	$25,000
3/31/11		50,000	50,000
3/31/13		35,000	35,000

If a partial surrender of $17,500 is taken on March 31, 2013, the Basic Death Benefit immediately after the partial surrender will be $17,500 ($35,000 to $17,500) since the Contract Value is reduced 50% by the partial surrender ($35,000 to $17,500). This is true only if the Basic Death Benefit immediately prior to the partial surrender (as calculated above) is not the Contract Value on the date we receive due proof of the Annuitant’s death. It also assumes that both the Annuitant and Joint Annuitant are younger than age 80 at the time of death, and that no premium tax applies to the partial surrender. This example is based on purely hypothetical values and is not intended to depict investment performance of the contract.

ANNUAL STEP-UP DEATH BENEFIT RIDER OPTION

The following example shows how the Annual Step-Up Death Benefit works based on hypothetical values. It is not intended to depict investment performance of the contract. The example assumes that an owner purchases a contract with an Annuitant age 75 at the time of issue. In addition, the example assumes that:

(1)	the owner purchases the contract for $100,000;

(2)	the owner makes no additional premium payments;

(3)	the owner takes no partial surrenders; then

End of Year	Annuitant’s Age	Contract Value	Annual Step-Up Death Benefit Amount

1	76	$103,000	$103,000
2	77	112,000	112,000
3	78	90,000	112,000
4	79	135,000	135,000
5	80	130,000	135,000
6	81	150,000	150,000
7	82	125,000	135,000
8	83	145,000	145,000

Partial surrenders (including partial surrenders immediately allocated to a Scheduled Purchase Payment Variable Deferred Annuity through an approved Annuity Cross Funding Program) will reduce the Annual Step-Up Death Benefit by the proportion that the partial surrender (including any premium tax assessed) reduces your Contract Value.

5% ROLLUP DEATH BENEFIT RIDER OPTION

The following example shows how the 5% Rollup Death Benefit Rider Option works based on hypothetical values. It is not intended to depict investment performance of the contract. The example assumes that an owner purchases a contract with an Annuitant age 70 at the time of issue. In addition, the example assumes that:

(1)	the owner purchases the contract for $100,000;

(2)	the contract earns a 0% net return (-3.05% net of fees for the mortality and expense risk charge, administrative expense charge, underlying Portfolio and the 5% Rollup Death Benefit Rider Option);

(3)	the owner makes no additional premium payments;

(4)	the owner takes annual partial surrenders equal to 5% of premium payments at end of the contract year; and

(5)	the contract is not subject to premium taxes.

End of Year	Annuitant’s Age	Partial Surrender Amount	Contract Value	5% Rollup Death Benefit

	70	—	$100,000	$100,000
1	71	$5,000	$ 95,000	$100,000
2	72	$5,000	$ 90,000	$100,000
3	73	$5,000	$ 85,000	$100,000
4	74	$5,000	$ 80,000	$100,000
5	75	$5,000	$ 75,000	$100,000
6	76	$5,000	$ 70,000	$100,000
7	77	$5,000	$ 65,000	$100,000
8	78	$5,000	$ 60,000	$100,000
9	79	$5,000	$ 55,000	$100,000

Partial surrenders (including partial surrenders immediately allocated to a Scheduled Purchase Payment Variable Deferred Annuity through an approved Annuity Cross Funding Program) amounting to 5% or less of premium payments annually will reduce the 5% Rollup Death Benefit on a non pro-rata (dollar-for-dollar) basis. Therefore, in the example above, though a $5,000 partial surrender is taken at the end of year 1, the 5% Rollup Death Benefit immediately after the partial surrender is still equal to $100,000 since the benefit is reduced only by the same dollar amount of the partial surrender.

Partial surrenders (including partial surrenders immediately allocated to a Scheduled Purchase Payment Variable Deferred Annuity through an approved Annuity Cross Funding Program) exceeding 5% of premium payments in any year will reduce the 5% Rollup Death

Benefit on a pro-rata basis (by the proportion that the partial surrenders, including any premium taxes assessed), reduces your Contract Value. All partial surrenders after exceeding 5% threshold will reduce the 5% Rollup Death Benefit on a pro-rata basis. For example:

Date	Premium Payment	Contract Value	5% Rollup Death Benefit Option Before Any Partial Surrenders

3/31/03	$25,000	$25,000	$25,000
3/31/04	—	50,000	26,250
3/31/05	—	35,000	27,563

Therefore, if a $17,500 partial surrender is taken on March 31, 2005, the 5% Rollup Death Benefit immediately after the partial surrender will be $13,781 ($27,563 to $13,781) since the Contract Value is reduced 50% by the partial surrender ($35,000 to $17,500). This is true only if the 5% Rollup Death Benefit immediately prior to the partial surrender (as calculated above) is not the Contract Value on the date we receive due proof of the Annuitant’s death. It also assumes that no premium taxes apply to the partial surrender.

EARNINGS PROTECTOR DEATH BENEFIT RIDER OPTION

The following example shows how the Earnings Protector Death Benefit works based on purely hypothetical values. It is not intended to depict investment performance of the contract. This example assumes an owner purchases a contract with an Annuitant age 65 at the time of issue, and that he or she takes no partial surrenders before the Annuitant’s death.

Date	Premium Payment	Contract Value	Gain	Death Benefit	Earnings Protector Death Benefit

8/01/03	100,000	100,000	0	100,000	0
8/01/18		300,000	200,000	300,000	70,000

If the Annuitant’s death and notification of the death occurs on 8/01/18, the Earnings Protector Death Benefit will equal $70,000. We determined this amount by multiplying the “gain” ($200,000) by 40%, which results in an amount of $80,000. However, since the Earnings Protector Death Benefit under this age scenario cannot exceed 70% of the premium payments ($100,000) under this age scenario, the Earnings Protector Death Benefit in this example will be $70,000.

The following examples are for contracts issued on or after the later of May 15, 2001 or the date on which state insurance authorities approve applicable contract modifications, but prior to May 1, 2003 or prior to the date on which state insurance authorities approve applicable contract modifications.

BASIC DEATH BENEFIT	The purpose of this example is to show how the Basic Death Benefit works based on purely hypothetical values and is not intended to depict investment performance of the contract.

Example: Assuming an owner:

(1)	purchases a contract for $100,000;

(2)	makes no additional premium payments and takes no partial surrenders;

(3)	is not subject to premium taxes; and

(4)	the Annuitant’s age is 70 on the Contract Date then:

Annuitant’s Age	End of Year	Contract Value	Basic Death Benefit

71	1	$103,000	$103,000
72	2	$110,000	$110,000
73	3	$ 80,000	$110,000
74	4	$120,000	$120,000
75	5	$130,000	$130,000
76	6	$150,000	$150,000
77	7	$160,000	$160,000
78	8	$130,000	$160,000

Partial surrenders will reduce the Basic Death Benefit by the proportion that the partial surrender (including any applicable surrender charge) reduces your Contract Value. For example:

Date	Premium Payment	Contract Value	Basic Death Benefit

3/31/03	$25,000	$25,000	$25,000
3/31/11		50,000	50,000
3/31/12		35,000	50,000

If a partial surrender of $17,500 is taken on March 31, 2012, the Basic Death Benefit immediately after the partial surrender will be $25,000 ($50,000 to $25,000) since the Contract Value is reduced by 50% by the partial surrender ($35,000 to $17,500).

This is true only if the Basic Death Benefit immediately prior to the partial surrender (as calculated above) is not the Contract Value on the date we receive due proof of death of the Annuitant’s death. It also assumes that the Annuitant is younger than age 80 at the time of death, and that no premium tax applies to the partial surrender. This example is based on purely hypothetical values and is not intended to depict investment performance of the contract.

OPTIONAL ENHANCED DEATH BENEFIT	The purpose of the following example is to show how the Optional Enhanced Death Benefit works based on purely hypothetical values and is not intended to depict investment performance of the contract.

This example assumes a contract is purchased with an Annuitant age 65 at the time of issue, and no partial surrenders are taken prior to the death of the Annuitant.

Date	Premium Payment	Contract Value	Gain	Death Benefit	Optional Enhanced Death Benefit

8/01/03	$100,000	$100,000	0	$100,000	0
8/01/18		300,000	200,000	300,000	$70,000

If the Annuitant’s death and our receipt of due proof of the death occur on August 01, 2018, the Optional Enhanced Death Benefit will equal $70,000. This amount is determined by multiplying the “gain” ($200,000) by 40%, which results in an amount of $80,000. However, since the Optional Enhanced Death Benefit cannot exceed 70% of the premiums paid ($100,000) under the applicable age scenario, the payment in this example will be $70,000.

The following examples are for contracts issued prior to May 15, 2001 or prior to the date on which state insurance authorities approve applicable contract modifications.

BASIC DEATH BENEFIT	The purpose of this example is to show how the unadjusted death benefit works based on purely hypothetical values and is not intended to depict investment performance of the contract.

Example: Assuming an owner:

(1)	purchases a contract for $100,000;

(2)	makes no additional premium payments and takes no partial surrenders;

(3)	is not subject to premium taxes; and

(4)	the Annuitant is age 70 on the Contract Date, then:

Annuitant’s Age	End of Year	Contract Value	Unadjusted Death Benefit

71	1	$103,000	$103,000
72	2	$110,000	$110,000
73	3	$ 80,000	$110,000
74	4	$120,000	$120,000
75	5	$130,000	$130,000
76	6	$150,000	$150,000
77	7	$160,000	$160,000
78	8	$130,000	$160,000

Partial surrenders will reduce the death benefit by the proportion that the partial surrender reduces your Contract Value. For example:

Date	Premium Payment	Contract Value	Unadjusted Death Benefit

3/31/03	$25,000	$25,000	$25,000
3/31/11		50,000	50,000
3/31/12		35,000	50,000

If a partial surrender of $17,500 is made on March 31, 2012, the unadjusted death benefit immediately after the partial surrender will be $25,000 ($50,000 to $25,000) since the Contract Value is reduced by 50% by the partial surrender ($35,000 to $17,500). This is true only if the unadjusted death benefit immediately prior to the partial surrender (as calculated above) is not the Contract Value on the date we receive due proof of death of the Annuitant’s death. It also assumes that the Annuitant is younger than age 80 at the time of death, and that no premium tax applies to the partial surrender. This example is based on purely hypothetical values and is not intended to depict investment performance of the contract.

Appendix B

Some of the Subaccounts invest in Portfolios with a 12b-1 fee or a service share fee. Performance for these Subaccounts may reflect the historical performance of a different class of the Portfolio underlying the Subaccount. With respect to these Subaccounts, performance for time periods before the Portfolio’s 12b-1 or service share fee class introduction is restated to reflect the 12b-1 fee or service share fee. The performance information in this Appendix B is based on information provided by the Portfolios and may reflect fee waivers and expense reimbursements provided by certain Portfolios. We cannot guarantee that these fee waivers and expense reimbursements will continue. See the prospectuses for the Portfolios for additional information.

STANDARDIZED PERFORMANCE DATA

We may advertise the historical total returns for the Subaccounts according to standards established by the SEC. These standards are discussed in the Statement of Additional Information, which may be obtained free of charge by contacting our Home Office. The total return for a Subaccount assumes that an investment has been held in the Subaccount for various periods of time including a period measured from the date on which the particular Portfolio was first available in the Separate Account. When available, we will provide the total return for the periods of one, five and ten years, adjusted to reflect current contract and Portfolio charges.

The total return quotations represent the average annual compounded rates of return that an initial investment of $1,000 in that Subaccount would equal as of the last day of each period.

The tables below demonstrate the standardized average annual total returns of the Subaccounts for periods of one, five and ten years and from the date on which a particular Portfolio was first available in the Separate Account to December 31, 2003.

Although the contract did not exist during all the periods shown in the table, the returns have been adjusted to reflect current charges imposed under the contract. Table 1 reflects the deduction of applicable fees and charges assessed under the contract, for contracts issued on or after the later of May 1, 2003 or the date on which state insurance authorities approve applicable contract modifications, including fees for the Portfolios. Expenses include:

(1)	A mortality and expense risk charge of 1.35% (deducted daily at an effective annual rate of the assets in the Separate Account);
(2)	An administrative expense charge of 0.25% (deducted daily at an effective annual rate of the assets in the Separate Account);

(3)	An annual contract maintenance charge of $25 (assumed to be equivalent to 0.1% of the Contract Value); and

(4)	A charge of 0.40% for the Guaranteed Income Rider Option (deducted daily at an annual effective rate of the assets in the separate account), and

(5)	An annualized charge of 0.70% for the Earnings Protector and Greater of Annual Step-Up and 5% Rollup Death Benefit Rider Option (an annual rate as a percentage of the Contract Value).

Premium taxes are not reflected in the calculations. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

Table 1

Standarized Total Returns

	For the 1-year period ended 12/31/03	For the 5-year period ended 12/31/03	For the 10-year period ended 12/31/03	From the Adoption in the Separate Account to 12/31/03	Date of Adoption in Separate Account*

AIM Variable Insurance Trust

AIM V.I. Basic Value Fund — Series II Shares	NA	NA	NA	27.57%	05/01/03
AIM V.I. Capital Appreciation Fund — Series I Shares	25.92%	NA	NA	-15.33%	06/30/00
AIM V.I. Premier Equity Fund — Series I Shares	21.61%	NA	NA	-14.02%	06/30/00

AllianceBernstein Variable Products Series Fund, Inc.

Growth and Income Portfolio — Class B	28.51%	NA	NA	0.14%	06/30/00
Premier Growth Portfolio — Class B	19.94%	NA	NA	-17.30%	06/30/00
Technology Portfolio — Class B	39.80%	NA	NA	16.84%	08/20/02

Eaton Vance Variable Trust

VT Floating-Rate Income Fund	0.10%	NA	NA	-0.99%	06/28/02
VT Worldwide Health Sciences Fund	26.37%	NA	NA	11.15%	06/28/02

Federated Insurance Series

Federated High Income Bond Fund II — Service Shares	18.41%	0.09%	NA	4.01%	01/04/95
Federated Kaufmann Fund II — Service Shares	NA	NA	NA	31.58%	05/01/03

Fidelity Variable Insurance Products Fund (“VIP”)

VIP Equity-Income Portfolio — Service Class 2	26.42%	0.29%	7.45%	8.07%	05/02/88
VIP Growth Portfolio — Service Class 2	28.86%	-4.37%	6.23%	8.36%	05/02/88

Fidelity Variable Insurance Products Fund II (“VIP II”)

VIP II Contrafund® Portfolio — Service Class 2	24.64%	0.31%	NA	10.50%	01/04/95

Fidelity Variable Insurance Products Fund III (“VIP III”)

VIP III Dynamic Capital Appreciation Portfolio — Service Class 2	NA	NA	NA	17.05%	05/01/03
VIP III Growth & Income Portfolio — Service Class 2	20.02%	-3.22%	NA	3.98%	05/01/97
VIP III Mid Cap Portfolio — Service Class 2	34.41%	NA	NA	4.54%	06/30/00

GE Investments Funds, Inc.

Income Fund	0.72%	3.00%	NA	3.17%	12/12/97
Mid-Cap Value Equity Fund	29.25%	4.87%	NA	8.35%	05/01/97
Money Market Fund**	-2.02%	0.59%	1.40%	1.80%	05/02/88
Premier Growth Equity Fund	25.33%	NA	NA	-2.03%	05/03/99
Real Estate Securities Fund	33.56%	11.73%	NA	10.92%	05/01/95
S&P 500® Index Fund	24.71%	-3.68%	7.38%	8.28%	05/02/88
Small-Cap Value Equity Fund	20.67%	NA	NA	5.72%	06/30/00
Total Return Fund	16.97%	1.81%	6.67%	7.40%	05/02/88
U.S. Equity Fund	19.85%	-2.21%	NA	-0.17%	05/01/98
Value Equity Fund	20.61%	NA	NA	-4.77%	06/30/00

	For the 1-year period ended 12/31/03	For the 5-year period ended 12/31/03	For the 10-year period ended 12/31/03	From the Adoption in Separate Account to 12/31/03	Date of Adoption in Separate Account*

Greenwich Street Series Fund

Salomon Brothers Variable Emerging Growth Fund — Class II	NA	NA	NA	24.27%	05/01/03

Janus Aspen Series

Balanced Portfolio — Service Shares	10.56%	1.72%	NA	8.69%	10/02/95
Capital Appreciation Portfolio — Service Shares	16.89%	-1.61%	NA	8.74%	05/01/97
International Growth Portfolio — Service Shares	30.80%	0.06%	NA	5.49%	05/01/96

MFS® Variable Insurance Trust

MFS® Investors Growth Stock Series — Service Class Shares	19.20%	NA	NA	-15.94%	06/30/00
MFS® Investors Trust Series — Service Class Shares	18.45%	NA	NA	-8.92%	06/30/00
MFS® New Discovery Series — Service Class Shares	29.73%	NA	NA	-9.57%	06/30/00
MFS® Utilities Series — Service Class Shares	31.81%	NA	NA	-8.46%	06/30/00

Nations Separate Account Trust

Nations Marsico Growth Portfolio	NA	NA	NA	22.18%	05/01/03
Nations Marsico International Opportunities Portfolio	NA	NA	NA	32.34%	05/01/03

Oppenheimer Variable Account Funds

Oppenheimer Aggressive Growth Fund/VA — Service Shares	21.99%	-2.63%	3.36%	6.97%	05/02/88
Oppenheimer Capital Appreciation Fund/VA — Service Shares	27.06%	0.28%	8.93%	8.65%	05/02/88
Oppenheimer Global Securities Fund/VA — Service Shares	38.89%	NA	NA	-5.06%	06/30/00
Oppenheimer Main Street Fund/VA — Service Shares	22.93%	NA	NA	-7.78%	06/30/00
Oppenheimer Main Street Small Cap Fund/VA — Service Shares	40.24%	NA	NA	9.92%	06/28/02

PIMCO Variable Insurance Trust

High Yield Portfolio — Administrative Class Shares	19.44%	NA	NA	3.32%	06/30/00
Long-Term U.S. Government Portfolio — Administrative Class Shares	1.01%	NA	NA	7.92%	06/30/00
Total Return Portfolio — Administrative Class Shares	2.12%	NA	NA	5.20%	06/30/00

The Prudential Series Fund, Inc.

Jennison 20/20 Focus Portfolio — Class II	NA	NA	NA	21.91%	05/01/03
Jennison Portfolio — Class II	26.01%	NA	NA	-11.13%	05/10/01

Rydex Variable Trust

OTC Fund	41.38%	NA	NA	-27.81%	06/30/00

Salomon Brothers Variable Series Funds Inc

Salomon Brothers Variable All Cap Fund — Class II	NA	NA	NA	27.83%	05/01/03

Van Kampen Life Investment Trust

Comstock Portfolio — Class II Shares	27.14%	NA	NA	0.67%	05/01/02
Emerging Growth Portfolio — Class II Shares	23.51%	NA	NA	-6.93%	05/01/02

*	Date on which a particular Portfolio was first available in the Separate Account. As the Separate Account is also used for other variable annuities offered by the Company, this date may be different from the date the Portfolio was first available in the product. Returns for a period of less than one year are not annualized.

**	Yield more closely reflects current earnings of the GE Investments Funds, Inc. — Money Market Fund than its total return.

Table 2 reflects the deduction of applicable fees and charges assessed under the contract for contracts issued prior to May 1, 2003 or prior to the date state insurance authorities approve the applicable contract modifications, including fees for the Portfolios. Expenses include:

(1)	A mortality and expense risk charge of 1.35% (deducted daily at an effective annual rate of the assets in the Separate Account);

(2)	An administrative expense charge of 0.25% (deducted daily at an effective annual rate of the assets in the Separate Account);

(3)	An annual contract maintenance charge of $25 (assumed to be equivalent to 0.1% of the Contract Value); and

(4)	A maximum charge of 0.35% for the Optional Enhanced Death Benefit Rider (an annual rate as a percentage of the prior contract year’s Contract Value).

Premium taxes are not reflected in the calculations. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

Table 2

Standardized Total Returns

	For the 1-year period ended 12/31/03	For the 5-year period ended 12/31/03	For the 10-year period ended 12/31/03	From the Adoption in Separate Account to 12/31/03	Date of Adoption in Separate Account*

AIM Variable Insurance Funds

AIM V.I. Basic Value Fund — Series II Shares	NA	NA	NA	28.37%	05/01/03
AIM V.I. Capital Appreciation Fund — Series I Shares	26.92%	NA	NA	-14.67%	06/30/00
AIM V.I. Growth Fund — Series I Shares	28.61%	NA	NA	-21.90%	06/30/00
AIM V.I. Premier Equity Fund — Series I Shares	22.56%	NA	NA	-13.35%	06/30/00

AllianceBernstein Variable Products Series Fund, Inc.

Growth and Income Portfolio — Class B	29.53%	NA	NA	0.95%	06/30/00
Premier Growth Portfolio — Class B	20.88%	NA	NA	-16.66%	06/30/00
Quasar Portfolio — Class B	45.72%	NA	NA	-9.21%	06/30/00
Technology Portfolio — Class B	40.93%	NA	NA	17.93%	08/20/02

Dreyfus

The Dreyfus Socially Responsible Growth Fund, Inc. — Initial Shares	23.47%	NA	NA	-15.36%	06/30/00

Eaton Vance Variable Trust

VT Floating-Rate Income Fund	0.86%	NA	NA	-0.12%	06/28/02
VT Worldwide Health Sciences Fund	27.37%	NA	NA	12.14%	06/28/02

Federated Insurance Series

Federated High Income Bond Fund II — Service Shares	19.34%	0.85%	NA	4.81%	01/04/95
Federated Kaufmann Fund II — Service Shares	NA	NA	NA	32.40%	05/01/03

Fidelity Variable Insurance Products Fund (“VIP”)

VIP Equity-Income Portfolio — Service Class 2	27.41%	1.05%	8.28%	8.91%	05/02/88
VIP Growth Portfolio — Service Class 2	29.89%	-3.65%	7.05%	9.21%	05/02/88

Fidelity Variable Insurance Products Fund II (“VIP II”)

VIP II Contrafund® Portfolio — Service Class 2	25.62%	1.07%	NA	11.35%	01/04/95

	For the 1-year period ended 12/31/03	For the 5-year period ended 12/31/03	For the 10-year period ended 12/31/03	From the Adoption in Separate Account to 12/31/03	Date of Adoption in Separate Account*

Fidelity Variable Insurance Products Fund III (“VIP III”)

VIP III Dynamic Capital Appreciation Portfolio — Service Class 2	NA	NA	NA	17.78%	05/01/03
VIP III Growth & Income Portfolio — Service Class 2	20.96%	-2.49%	NA	4.79%	05/01/97
VIP III Mid Cap Portfolio — Service Class 2	35.49%	NA	NA	5.39%	06/30/00

GE Investments Funds, Inc.

Income Fund	1.49%	3.79%	NA	4.02%	12/12/97
Mid-Cap Value Equity Fund	30.28%	5.68%	NA	9.20%	05/01/97
Money Market Fund**	-1.28%	1.36%	2.18%	2.59%	05/02/88
Premier Growth Equity Fund	26.33%	NA	NA	-1.27%	05/03/99
Real Estate Securities Fund	34.64%	12.60%	NA	11.79%	05/01/95
S&P 500® Index Fund	25.70%	-2.96%	8.21%	9.13%	05/02/88
Small-Cap Value Equity Fund	21.62%	NA	NA	6.57%	06/30/00
Total Return Fund	17.89%	2.59%	7.49%	8.24%	05/02/88
U.S. Equity Fund	20.79%	-0.47%	NA	0.61%	05/01/98
Value Equity Fund	21.55%	NA	NA	-4.01%	06/30/00

Greenwich Street Series Fund

Salomon Brothers Variable Emerging Growth Fund — Class II	NA	NA	NA	25.05%	05/01/03

Janus Aspen Series

Balanced Portfolio — Service Shares	11.42%	2.50%	NA	9.57%	10/02/95
Capital Appreciation Portfolio — Service Shares	17.81%	-0.87%	NA	9.59%	05/01/97
Global Life Sciences Portfolio — Service Shares	23.65%	NA	NA	-6.42%	05/01/00
Global Technology Portfolio — Service Shares	43.57%	NA	NA	-25.53%	05/01/00
Growth Portfolio — Service Shares	28.86%	-4.47%	6.46%	6.52%	09/13/93
International Growth Portfolio — Service Shares	31.84%	0.81%	NA	6.30%	05/01/96
Mid Cap Growth Portfolio — Service Shares	32.07%	-4.33%	5.64%	7.07%	09/13/93
Worldwide Growth Portfolio — Service Shares	21.19%	-2.55%	7.49%	8.99%	09/13/93

MFS® Variable Insurance Trust

MFS® Investors Growth Stock Series — Service Class Shares	20.14%	NA	NA	-15.29%	06/30/00
MFS® Investors Trust Series — Service Class Shares	19.38%	NA	NA	-8.20%	06/30/00
MFS® New Discovery Series — Service Class Shares	30.77%	NA	NA	-8.86%	06/30/00
MFS® Utilities Series — Service Class Shares	32.86%	NA	NA	-7.74%	06/30/00

Nations Separate Account Trust

Nations Marsico Growth Portfolio	NA	NA	NA	22.94%	05/01/03
Nations Marsico International Opportunities Portfolio	NA	NA	NA	33.17%	05/01/03

Oppenheimer Variable Account Funds

Oppenheimer Aggressive Growth Fund/VA — Service Shares	22.96%	-1.90%	4.15%	7.80%	05/02/88
Oppenheimer Capital Appreciation Fund/VA — Service Shares	28.07%	1.04%	9.78%	9.49%	05/02/88
Oppenheimer Global Securities/VA — Service Shares	40.01%	NA	NA	-4.31%	06/30/00
Oppenheimer Main Street Fund/VA — Service Shares	23.90%	NA	NA	-7.05%	06/30/00
Oppenheimer Main Street Small Cap Fund/VA — Service Shares	41.37%	NA	NA	10.87%	06/28/02

PIMCO Variable Insurance Trust

Foreign Bond Portfolio — Administrative Class Shares	0.17%	NA	NA	4.26%	06/30/00
High Yield Portfolio — Administrative Class Shares	20.38%	NA	NA	4.17%	06/30/00
Long-Term U.S. Government Portfolio — Administrative Class Shares	1.78%	NA	NA	8.80%	06/30/00
Total Return Portfolio — Administrative Class Shares	2.90%	NA	NA	6.06%	06/30/00

	For the 1-year period ended 12/31/03	For the 5-year period ended 12/31/03	For the 10-year period ended 12/31/03	From the Adoption in Separate Account to 12/31/03	Date of Adoption in Separate Account*

The Prudential Series Fund, Inc.

Jennison 20/20 Focus Portfolio — Class II	NA	NA	NA	22.67%	05/01/03
Jennison Portfolio — Class II	27.01%	NA	NA	-10.45%	05/10/01

Rydex Variable Trust

OTC Fund	42.52%	NA	NA	-27.29%	06/30/00

Salomon Brothers Variable Series Fund Inc

Salomon Brothers Variable All Cap Fund — Class II	NA	NA	NA	28.63%	05/01/03

Van Kampen Life Investment Trust

Comstock Portfolio — Class II Shares	28.14%	NA	NA	1.48%	05/01/02
Emerging Growth Portfolio — Class II Shares	24.49%	NA	NA	-6.20%	05/01/02

*	Date on which a particular Portfolio was first available in the Separate Account. As the Separate Account is also used for other variable annuities offered by the Company, this date may by different from the date the Portfolio was first available in the product.
**	Yield more closely reflects current earnings of the GE Investments Funds, Inc. — Money Market Fund than its total return.

NON-STANDARDIZED PERFORMANCE DATA

In addition to the standardized data discussed above, we may also show similar performance data for other periods.

We may from time to time also advertise or disclose average annual total return or other performance data in non-standardized formats for the Subaccounts. The non-standardized performance data may make different assumptions regarding the amount invested, the time periods shown, or the effect of partial surrenders or income payments.

Non-standardized performance data will be advertised only if we also disclose the standardized performance data as described in the previous section.

We may disclose historic performance data for the Portfolios since their inception reduced by some or all of the fees and charges under the contract. Such non-standardized performance includes data that precedes the date on which a particular Portfolio was available in the Separate Account. This data is designed to show the performance that would have resulted if the contract had been in existence during that time, based on the Portfolio’s performance. This data assumes that the Subaccounts available under the contract were in existence for the same period as the Portfolio with the charges equal to those currently assessed in the contract, including charges for the Portfolios.

The following table reflects the non-standardized average annual total returns for the Subaccounts for one, five and ten year periods from the time the Portfolios were declared effective by the SEC until December 31, 2003. The method of calculation used is described in the Statement of Additional Information, which may be obtained free of charge by contacting our Home Office.

The total returns of the Portfolios have been reduced by the Separate Account charges, as if the contract had been in existence since the inception of the Portfolios. Expenses include:

(1)	A mortality and expense risk charge of 1.35% (deducted daily at an effective annual rate of the assets in the Separate Account);

(2)	An administrative expense charge of 0.25% (deducted daily at an effective annual rate of the assets in the Separate Account); and

(3)	An annual contract maintenance charge of $25 (assumed to be equivalent to 0.1% of the Contract Value).

The charges for the optional benefits and premium taxes are not included in the calculations. If such charges were included, the performance numbers shown would be lower. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

Table 3

Non-Standardized Total Returns

	For the 1-year period ended 12/31/03	For the 5-year period ended 12/31/03	For the 10-year period ended 12/31/03	Date of Portfolio Inception*

AIM Variable Insurance Trust

AIM V.I. Basic Value Fund — Series II Shares	31.03	NA	NA	09/10/01
AIM V.I. Capital Appreciation Fund — Series I Shares	27.33	-2.33	6.10	05/05/93
AIM V.I. Growth Fund — Series I Shares	29.02	-9.98	3.67	05/05/93
AIM V.I. Premier Equity Fund — Series I Shares	22.96	-4.94	6.65	05/05/93

AllianceBernsteinn Variable Products Series Fund, Inc.

Growth and Income Portfolio — Class B	29.95	3.58	10.92	01/14/91
Premier Growth Portfolio — Class B	21.28	-6.60	8.18	06/26/92
Quasar Portfolio — Class B	46.16	-2.46	NA	08/05/96
Technology Portfolio — Class B	41.35	-4.68	NA	01/11/96

Dreyfus

The Dreyfus Socially Responsible Growth Fund, Inc. — Initial Shares	23.87	-5.93	5.83	10/15/93

Eaton Vance Variable Trust

VT Floating-Rate Income Fund	1.21	NA	NA	05/02/01
VT Worldwide Health Sciences Fund	27.77	NA	NA	05/02/01

Federated Insurance Series

Federated High Income Bond Fund II — Service Shares	19.73	1.20	NA	03/01/94
Federated Kaufmann Fund II — Service Shares	37.34	NA	NA	04/29/02

Fidelity Variable Insurance Products Fund ("VIP")

VIP Equity-Income Portfolio — Service Class 2	27.83	1.41	8.65	10/09/86
VIP Growth Portfolio — Service Class 2	30.30	-3.30	7.42	10/09/86

Fidelity Variable Insurance Products Fund II ("VIP II")

VIP II Contrafund® Portfolio — Service Class 2	26.02	1.43	NA	01/03/95

Fidelity Variable Insurance Products Fund III ("VIP III")

VIP III Dynamic Capital Appreciation Portfolio — Service Class 2	22.80	NA	NA	09/25/00
VIP III Growth & Income Portfolio — Service Class 2	21.35	-2.14	NA	12/31/96
VIP III Mid Cap Portfolio — Service Class 2	35.91	16.89	NA	12/28/98

GE Investments Funds, Inc.

Income Fund	1.84	4.15	NA	01/02/95
Mid-Cap Value Equity Fund	30.69	6.04	NA	05/01/97
Money Market Fund**	-0.93	1.71	2.53	06/30/85
Premier Growth Equity Fund	26.73	1.87	NA	12/12/97
Real Estate Securities Fund	35.05	12.97	NA	05/01/95
S&P 500® Index Fund	26.10	-2.61	8.58	04/14/85
Small-Cap Value Equity Fund	22.01	NA	NA	05/01/00
Total Return Fund	18.28	2.94	7.86	07/01/85
U.S. Equity Fund	21.19	-0.11	NA	01/02/95
Value Equity Fund	21.95	NA	NA	05/01/00

Greenwich Street Series Fund

Salomon Brothers Variable Emerging Growth Fund — Class II	36.85	16.50	17.50	12/03/93

	For the 1-year period ended 12/31/03	For the 5-year period ended 12/31/03	For the 10-year period ended 12/31/03	Date of Portfolio Inception*

Janus Aspen Series

Balanced Portfolio — Service Shares	11.79	2.86	9.60	09/13/93
Capital Appreciation Portfolio — Service Shares	18.20	-0.51	NA	05/01/97
Global Life Sciences Portfolio — Service Shares	24.05	NA	NA	01/15/00
Global Technology Portfolio — Service Shares	43.99	NA	NA	01/15/00
Growth Portfolio — Service Shares	29.27	-4.12	6.83	09/13/93
International Growth Portfolio — Service Shares	32.25	1.17	NA	05/02/94
Mid Cap Growth Fund — Service Shares	32.48	-3.97	6.01	09/13/93
Worldwide Growth Portfolio — Service Shares	21.59	-2.20	7.86	09/13/93

MFS® Investment Management Variable Insurance Trust

MFS® Investors Growth Stock Series — Service Class Shares	20.53	NA	NA	05/03/99
MFS® Investors Trust Series — Service Class Shares	19.77	-4.75	NA	10/09/95
MFS® New Discovery Series — Service Class Shares	31.17	6.00	NA	04/29/98
MFS® Utilities Series — Service Class Shares	33.28	0.22	NA	01/03/95

Nations Separate Account Trust

Nations Marsico Growth Portfolio	28.37	2.15	NA	03/26/98
Nations Marsico International Opportunities Portfolio	37.87	4.06	NA	03/26/98

Oppenheimer Variable Account Funds

Oppenheimer Aggressive Growth Fund/VA — Service Shares	23.35	-1.54	4.51	08/15/86
Oppenheimer Capital Appreciation Fund/VA — Service Shares	28.47	1.40	10.15	04/03/85
Oppenheimer Global Securities Fund/VA — Service Shares	40.44	8.28	8.00	11/12/90
Oppenheimer Main Street Fund/VA — Service Shares	24.30	-1.43	NA	07/05/95
Oppenheimer Main Street Small Cap Fund/VA — Service Shares	41.80	5.67	NA	05/01/98

PIMCO Variable Insurance Trust

Foreign Bond Fund — Administrative Class Shares	0.53	NA	NA	02/16/99
High Yield Fund — Administrative Class Shares	20.77	3.10	NA	04/30/98
Long-Term U.S. Government Fund — Administrative Class Shares	2.14	NA	NA	04/30/99
Total Return Fund — Administrative Class Shares	3.26	4.54	NA	12/24/97

The Prudential Series Fund, Inc.

Jennison Portfolio — Class II	27.41	NA	NA	02/09/00
Jennison 20/20 Focus Portfolio — Class II	26.62	NA	NA	05/03/99

Rydex Variable Trust

OTC Fund	42.95	-8.02	NA	05/07/97

Salomon Brothers Variable Series Fund Inc

Salomon Brothers Variable All Cap Fund — Class II	36.37	7.02	NA	02/18/98

Van Kampen Life Investment Trust

Comstock Portfolio — Class II Shares	28.55	NA	NA	04/30/99
Emerging Growth Portfolio — Class II Shares	24.88	-0.37	NA	07/03/95

*	Date on which a particular Portfolio was declared effective by the SEC; this date may be different from the date the Portfolio was first available in the Separate Account. Returns for a period of less than one year are not annualized.
**	Yield more closely reflects current earnings of the GE Investments Funds, Inc. — Money Market Fund than its total return.

Appendix C

Condensed Financial Information

The value of an Accumulation Unit is determined on the basis of changes in the per share value of the Portfolios and the assessment of Separate Account charges.

The Accumulation Unit values and the number of Accumulation Units outstanding for each Subaccount for the periods shown are as follows:

Subaccounts	Accumulation Unit Values at Beginning of Period	Accumulation Unit Values at End of Period	Number of Accumulation Units at End of Period	Year

AIM Variable Insurance Funds

AIM V.I. Capital Appreciation Fund — Series I Shares	$7.57	$5.63	70,462	2002
	9.37	7.56	80,573	2001
	10.00	10.02	—	2000
	—	—	—	1999

AIM V.I. Growth Fund — Series I Shares	6.57	4.46	31,521	2002
	9.24	6.57	29,164	2001
	10.00	10.10	—	2000
	—	—	—	1999

AIM V.I. Premier Equity Fund — Series I Shares	8.70	5.97	155,557	2002
	9.77	8.70	165,666	2001
	10.00	10.11	—	2000
	—	—	—	1999

AllianceBernstein Variable Products Series Fund Inc.

Growth and Income Portfolio — Class B	10.52	8.03	471,081	2002
	10.47	10.50	340,210	2001
	10.00	10.66	—	2000
	—	—	—	1999

Premier Growth Portfolio — Class B	8.06	5.47	73,936	2002
	9.51	8.03	68,468	2001
	10.00	9.88	—	2000
	—	—	—	1999

Quasar Portfolio — Class B	8.96	6.04	4,615	2002
	9.69	9.03	2,245	2001
	10.00	10.54	—	2000
	—	—	—	1999

Dreyfus

The Dreyfus Socially Responsible Growth Fund, Inc. — Initial Shares	7.61	5.28	12,416	2002
	9.33	7.55	21,440	2001
	10.00	9.91	—	2000
	—	—	—	1999

Federated Insurance Series

Federated High Income Bond Fund II — Service Shares	8.63	9.93	115,436	2002
	9.98	9.96	45,977	2001
	10.00	9.98	—	2000
	—	—	—	1999

Subaccounts	Accumulation Unit Values at Beginning of Period	Accumulation Unit Values at End of Period	Number of Accumulation Units at End of Period	Year

Fidelity Variable Insurance Products Fund (“VIP”)

VIP Equity-Income Portfolio — Service Class 2	9.81	7.48	367,278	2002
	10.37	9.79	124,443	2001
	10.00	10.50	—	2000
	—	—	—	1999

VIP Growth Portfolio — Service Class 2	8.02	5.46	282,662	2002
	9.45	7.97	272,129	2001
	10.00	9.86	—	2000
	—	—	—	1999

Fidelity Variable Insurance Products Fund II (“VIP II”)

VIP II Contrafund® Portfolio — Service Class 2	8.81	7.89	229,420	2002
	9.97	8.87	215,181	2001
	10.00	10.30	—	2000
	—	—	—	1999

Fidelity Variable Insurance Products Fund III (“VIP III”)

VIP III Growth & Income Portfolio — Service Class 2	9.04	7.34	66,265	2002
	9.78	8.97	103,917	2001
	10.00	10.02	—	2000
	—	—	—	1999

VIP III Mid Cap Portfolio — Service Class 2	10.18	9.08	184,618	2002
	10.42	10.26	82,604	2001
	10.00	10.81	—	2000
	—	—	—	1999

GE Investments Funds, Inc.

Income Fund	11.22	12.19	814,908	2002
	10.75	11.27	257,747	2001
	9.73	10.66	165,406	2000
	10.00	9.78	67,078	1999

Mid-Cap Value Equity Fund	10.18	8.68	524,430	2002
	10.04	10.22	532,256	2001
	9.48	10.36	330,352	2000
	10.00	9.72	147,340	1999

Money Market Fund	$10.94	$10.92	3,714,284	2002
	10.69	10.94	4,564,152	2001
	10.23	10.69	3,819,606	2000
	10.00	10.23	1,214,273	1999

Premier Growth Equity Fund	9.81	7.60	482,041	2002
	10.56	9.78	419,925	2001
	11.51	10.94	294,786	2000
	10.00	11.73	96,385	1999

Real Estate Securities Fund	13.10	12.71	103,220	2002
	11.80	13.10	93,831	2001
	9.00	11.90	70,076	2000
	10.00	9.12	10,487	1999

Subaccounts	Accumulation Unit Values at Beginning of Period	Accumulation Unit Values at End of Period	Number of Accumulation Units at End of Period	Year

S&P 500® Index Fund	8.37	6.35	1,905,073	2002
	9.36	8.32	2,084,126	2001
	10.70	9.63	1,753,549	2000
	10.00	10.81	543,614	1999

Small-Cap Value Equity Fund		10.22	192,153	2002
		12.05	108,992	2001
				2000
				1999

Total Return Fund	10.35	9.25	298,082	2002
	10.73	10.36	372,552	2001
	10.40	10.85	283,441	2000
	10.00	10.50	78,079	1999

U.S. Equity Fund	9.31	7.38	425,255	2002
	10.10	9.29	313,046	2001
	10.37	10.32	254,245	2000
	10.00	10.55	100,906	1999

Value Equity Fund	11.94	7.44	261,674	2002
	10.72	9.17	118,284	2001
	10.00	11.14	—	2000
	—	—	—	1999

Janus Aspen Series

Balanced Portfolio — Service Shares	$9.55	$8.79	337,154	2002
	10.10	9.57	236,619	2001
	10.00	10.22	—	2000
	—	—	—	1999

Capital Appreciation Portfolio — Service Shares	7.79	6.44	91,023	2002
	9.68	7.79	96,923	2001
	10.00	10.12	—	2000
	—	—	—	1999

Global Life Sciences Portfolio — Service Shares	9.24	6.48	64,305	2002
	10.87	9.35	154,798	2001
	10.00	11.41	97,759	2000
	—	—	—	1999

Global Technology Portfolio — Service Shares	4.23	2.44	291,205	2002
	6.32	4.19	275,684	2001
	10.00	6.80	222,133	2000
	—	—	—	1999

Growth Portfolio — Service Shares	7.21	5.19	85,220	2002
	9.25	7.19	121,973	2001
	10.00	9.74	—	2000
	—	—	—	1999

International Growth Portfolio — Service Shares	7.52	5.50	49,363	2002
	9.81	7.53	48,624	2001
	10.00	10.00	—	2000
	—	—	—	1999

Subaccounts	Accumulation Unit Values at Beginning of Period	Accumulation Unit Values at End of Period	Number of Accumulation Units at End of Period	Year

Mid Cap Growth Portfolio — Service Shares	5.84	4.16	70,678	2002
	9.11	5.88	46,629	2001
	10.00	9.88	—	2000
	—	—	—	1999

Worldwide Growth Portfolio — Service Shares	7.56	5.54	158,083	2002
	9.67	7.58	227,777	2001
	10.00	9.95	—	2000
	—	—	—	1999

MFS® Variable Insurance Trust

MFS® Investors Growth Stock Series — Service Class Shares	7.35	5.24	120,571	2002
	10.00	7.36	84,171	2001
	—	—	—	2000
	—	—	—	1999

MFS® Investors Trust Series — Service Class Shares	8.38	6.49	93,687	2002
	10.00	8.36	61,876	2001
	—	—	—	2000
	—	—	—	1999

MFS® New Discovery Series — Service Class Shares	9.92	6.64	61,553	2002
	10.00	9.90	67,674	2001
	—	—	—	2000
	—	—	—	1999

MFS® Utilities Series — Service Class Shares	7.80	5.89	45,786	2002
	10.00	7.76	41,040	2001
	—	—	—	2000
	—	—	—	1999

Oppenheimer Variable Account Funds

Oppenheimer Global Securities Fund/VA — Service Shares	9.18	7.03	236,062	2002
	10.42	9.20	86,595	2001
	10.00	10.65	—	2000
	—	—	—	1999

Oppenheimer Main Street Fund/VA — Service Shares	$8.87	$7.05	176,987	2002
	9.70	8.84	140,805	2001
	10.00	10.02	—	2000
	—	—	—	1999

PIMCO Variable Insurance Trust

Foreign Bond Portfolio — Administrative Class Shares	10.90	11.56	21,171	2002
	10.30	10.86	23,078	2001
	10.00	10.26	—	2000
	—	—	—	1999

High Yield Portfolio — Administrative Class Shares	10.17	9.90	87,630	2002
	10.13	10.18	67,250	2001
	10.00	10.11	—	2000
		—	—	1999

Long-Term U.S. Government Portfolio — Administrative Class Shares	10.65	12.51	249,990	2002
	10.53	10.81	132,087	2001
	10.00	10.38	—	2000
	—	—	—	1999

Subaccounts	Accumulation Unit Values at Beginning of Period	Accumulation Unit Values at End of Period	Number of Accumulation Units at End of Period	Year

Total Return Portfolio — Administrative Class Shares	10.84	11.68	807,952	2002
	10.27	10.88	397,634	2001
	10.00	10.20	—	2000
	—	—	—	1999

Rydex Variable Trust

OTC Fund	5.69	3.36	58,597	2002
	7.93	5.58	18,702	2001
	10.00	8.74	—	2000
	—	—	—	1999

Van Kampen Life Investment Trust

Comstock Portfolio — Class II Shares	10.00	8,04	36,666	2002

Emerging Growth Portfolio — Class II Shares	10.00	7.26	1,249	2002

The following Portfolios were added to the product on May 1, 2003. Therefore, no Condensed Financial Information is available:

AIM Variable Insurance Funds — AIM V.I. Basic Value Fund — Series II Shares, AllianceBernstein Variable Products Series Fund, Inc. — Technology Portfolio — Class B, Federated Insurance Series — Federated Kaufmann Fund II — Service Shares, Fidelity Variable Insurance Products Fund III — VIP III Dynamic Capital Appreciation Portfolio —Service Class 2, Greenwich Street Series Fund — Salomon Brothers Variable Emerging Growth Fund — Class II, Nations Separate Account Trust — Nations Marsico Growth Portfolio, Nations Separate Account Trust — Nations Marsico International Opportunities Portfolio, Oppenheimer Variable Account Funds — Oppenheimer Aggressive Growth Fund/VA — Service Shares, The Prudential Series, Inc. — Jennison Portfolio — Class II, The Prudential Series Fund, Inc. — Jennison 20/20 Focus Portfolio — Class II, and Salomon Brothers Variable Series Fund Inc. — Salomon Brothers Variable All Cap Fund — Class II.

Appendix D — The Guarantee Account

The Guarantee Account is not available to contracts issued on or after May 1, 2003.

Amounts in the Guarantee Account are held in, and are part of, our General Account. The General Account consists of our assets other than those allocated to this and other Separate Accounts. Subject to statutory authority, we have sole discretion over the investment of assets of the General Account. The assets of the General Account are chargeable with liabilities arising out of any business we may conduct.

Due to certain exemptive and exclusionary provisions, of the Federal securities laws, we have not registered interests in the Guarantee Account under the Securities Act of 1933 (the “1933 Act”), and we have not registered either the Guarantee Account or our General Account as an investment company under the 1940 Act. Accordingly, neither the interests in the Guarantee Account nor our General Account are generally subject to regulation under the 1933 Act and the 1940 Act. Disclosures relating to the interests in the Guarantee Account and the General Account, may however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy of statements made in a registration statement. The Guarantee Account may not be available in all states or markets.

You may allocate some or all of your premium payments and transfer some or all of your assets to the Guarantee Account. We credit the portion of the assets allocated to the Guarantee Account with interest (as described below). Assets in the Guarantee Account are subject to some, but not all, of the charges we assess in connection with your contract. See the “Charges and Other Deductions” provision of this prospectus.

Each time you allocate premium payments or transfer assets to the Guarantee Account, we establish an interest rate guarantee period. For each interest rate guarantee period, we guarantee an interest rate for a specified period of time. At the end of an interest rate guarantee period, a new interest rate will become effective, and a new interest rate guarantee period will commence for the remaining portion of that particular allocation.

We determine interest rates at our sole discretion. The determination made will be influenced by, but not necessarily correspond to, interest rates available on fixed income investments which we may acquire with the amounts we receive as premium payments or transfers of assets under the contracts. You will have no direct or indirect interest in these investments. We also will consider other factors in determining interest rates for a guarantee period including, but not limited to, regulatory and tax requirements, sales commissions, and administrative expenses borne by us, general economic trends, and competitive factors. Amounts you allocate to the Guarantee Account will not share in the investment performance of our General Account. We cannot predict or guarantee the level of interest rates in future guarantee periods.

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However, the interest rates for any interest rate guarantee period will be at least the guaranteed interest rate shown in your contract.

We will notify you in writing at least 5 days before the expiration date of any interest rate guarantee period about the then currently available interest rate guarantee periods and the guaranteed interest rates applicable to such interest rate guarantee periods. A new one year guarantee period will commence automatically unless we receive written notice prior to the end of the 30 day period following the expiration of the interest rate guarantee period (“30 day window”) of your election of a different interest rate guarantee period from among those being offered by us at that time, or instructions to transfer all or a portion of the remaining amount to one or more Subaccounts subject to certain restrictions. (See the “Transfers” provision of this prospectus.) During the 30 day window, the allocation will accrue interest at the new guarantee period’s interest rate.

To the extent permitted by law, we reserve the right at any time to offer interest rate guarantee periods that differ from those available when we issued the contract, and to credit a higher rate of interest on premium payments allocated to the Guarantee Account participating in a Dollar Cost Averaging program than would otherwise be credited if not participating in a Dollar Cost Averaging program. (See the “Dollar Cost Averaging” provision.) Such a program may not be available to all contracts. We also reserve the right, at any time, to stop accepting premium payments or transfers of assets to a particular interest rate guarantee period. Since the specific interest rate guarantee periods available may change periodically, please contact our Home Office to determine the interest rate guarantee periods currently being offered.

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Statement of Additional Information

GE Life and Annuity Assurance Company

6610 West Broad Street

Richmond, Virginia 23230

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A Statement of Additional Information containing more detailed information about the contract and the Separate Account is available free by writing us at the address below or by calling (800) 352-9910.

GE Life and Annuity Assurance Company

Annuity New Business

6610 West Broad Street

Richmond, Virginia 23230

Please mail a copy of the Statement of Additional Information for the Separate Account, Form P1151 1/99 to:

Name

Address

Street

City	State	Zip

Signature of Requestor

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